                               LOOMIS SAYLES FUNDS
                               FIXED INCOME FUNDS

                                      o o o

                                  ANNUAL REPORT
                               SEPTEMBER 30, 1998

                                   o Bond Fund
                               o Global Bond Fund
                                o High Yield Fund
                        o Intermediate Maturity Bond Fund
                          o Investment Grade Bond Fund
                              o Municipal Bond Fund
                             o Short-Term Bond Fund
                        o U.S. Government Securities Fund

                            A FAMILY OF NO-LOAD FUNDS

                                     LOOMIS
                                     ------
                                     SAYLES
                                     ------
                                     FUNDS
                                     ------

                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111
                                800 o 633 o 3330

------------------------------------------------------------------------------
TABLE OF CONTENTS
------------------------------------------------------------------------------


Corporate Overview........................................................   1

Letter from the President, Loomis Sayles Funds............................   2

Letter from the President, Loomis Sayles Distributors, L.P................   3

Economic and Market Overview..............................................   4

Institutional Class Total Return vs. Lipper Category and
  Lipper Category Index...................................................   6

Fund and Manager Reviews..................................................   8

Portfolio of Investments..................................................  24

Statements of Assets and Liabilities......................................  60

Statements of Operations..................................................  62

Statements of Changes in Net Assets.......................................  66

Financial Highlights......................................................  74

Notes to Financial Statements.............................................  88

1998 U.S. Tax and Distribution Information................................  99

Report of Independent Accountants......................................... 100

Board of Trustees and Officers............................................ 101

------------------------------------------------------------------------------
CORPORATE OVERVIEW
------------------------------------------------------------------------------

LOOMIS SAYLES FUNDS
--------------------------------------------------------------------------------

Loomis Sayles Funds is a Boston-based family of 17 no-load mutual funds advised by Loomis, Sayles & Company, L.P. At Loomis Sayles Funds, we follow a simple strategy -- we pay close attention to what we hear from our clients and the marketplace, then work to deliver high-quality products and services that exceed expectations.

Our "listening harder" creed lets us design products and services that truly answer our clients' needs. We offer a broad range of no-load funds to complement your investment objectives and strategies. We believe we run one of the most responsive support organizations in the business, providing timely information and insightful solutions.

Beyond that, we're structured to take advantage of our institutional heritage. The research department at Loomis, Sayles & Company, L.P. provides our portfolio managers with the fundamental research they need to make sound investment decisions. Our portfolio managers not only manage mutual funds, they manage large institutional accounts that demand and appreciate the style consistency that follows from our disciplined investment approach.

FOR INFORMATION ABOUT:
    o Establishing an account

    o Account procedures and status

    o Exchanges

    o Shareholder services

PHONE 800-626-9390

FOR ALL OTHER INFORMATION ABOUT THE FUNDS:
PHONE 800-633-3330

To request any of the following, press or say the number

    [1] Literature and Information

    [2] Net Asset Values and Yields

    [3] Speak to a Marketing Representative

    [4] Advisory and Broker/Dealer Services

    [5] Institutional and High Net Worth Operations,
        Trading and Client Services

As always, we are interested in your comments about the job we are doing and in answering any questions you may have. For more complete information about any of the Loomis Sayles Funds, including charges and expenses, please call Loomis Sayles Distributors, L.P. for a prospectus at 800-633-3330 Monday through Friday, 8:45 a.m. to 4:45 p.m. EST. Read it carefully before you invest or send money.

------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT
------------------------------------------------------------------------------

DEAR SHAREHOLDERS,
--------------------------------------------------------------------------------

                                             [Photo of Daniel J. Fuss]
                                                  Daniel J. Fuss

There is no doubt about it...it was a miserable quarter and a difficult nine months. Unless you were fully invested in Treasuries, your portfolio is probably looking rather unhealthy. However, there is hope on the horizon and, although, perhaps it is my age, I feel very comfortable with the general outlook of the market right now.

To use a forest fire analogy, the spark which ignited the global turmoil was Russia. The fuel for the fire was the enormous amount of leverage which existed in the global bond markets. Following the announcement last August that Russia would default on some of their short-term debt, bond prices (other than Governments) declined. The spread in the yield between U.S. Treasuries and corporate bonds widened tremendously. The corporate bond market became relatively illiquid and the spread between bid and ask prices widened by a factor of 10 or more.

As one might expect, investors fled into Government bonds. Anything with the slightest hint of risk -- even blue chip, high quality bonds -- were shunned and their performance lagged that of Treasuries.

It is little wonder that some hedge funds ran into trouble. It is not that the credits went bad. It was simply that two things happened at once. The Treasuries they shorted went up, and the positions they owned went down (the same thing happened to dealers further reducing the liquidity of the corporate bond market).

Fortunately, we believe that things are not as bad as they seem. For us, it is strictly a case of "same bonds, new prices", without anything going terribly wrong with our specific holdings, but rather with global market conditions. The question remains, how many more sparks are there out there? My guess is that sparks will continue to fly, but the major inferno is behind us.

For example, Thailand has taken serious steps to fix their banks. Korea's current account is strong and its foreign exchange reserves have skyrocketed. We have seen some encouraging signs in Japan.

Luckily, the Federal Reserve appears inclined to act quickly and decisively to avoid a recession. The two rate cuts which followed each other in quick succession (and I predict there will be more on the way) demonstrate just how quickly things can change. Instead of trying to pull liquidity out of the system, the Reserve Bank is trying to put liquidity into the system.

Forests don't regrow overnight and what is required now is patience. Although it may hurt over the short run, we believe that these periods of volatility present opportunities to buy the securities of good companies at lower prices and higher yields. We believe that buying the securities of good companies at low prices is the foundation of future performance.

Sincerely,

/s/ Daniel J. Fuss

    Daniel J. Fuss
    President,
    Loomis Sayles Funds

------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT
------------------------------------------------------------------------------

DEAR SHAREHOLDERS,
--------------------------------------------------------------------------------

                                             [Photo of John F. Yeager, III]
                                                    John F. Yeager, III

As you know, the Year 2000 is approaching rapidly, creating a growing concern about the ability of many computer systems to handle a rollover to the new millennium.

Loomis, Sayles & Company is addressing this matter through the creation of a compliance committee and the formation of a Year 2000 project plan. Loomis, Sayles is currently working on this project as outlined in its plan and will continue its assessment, remediation and testing efforts into 1999. We do not expect the amounts required to be spent on the Year 2000 project to have a material effect on our financial position.

The Loomis Sayles Funds will share in the work done by Loomis, Sayles & Company, as well as working with our outside vendors to ensure Year 2000 compliance. Our transfer agent, Boston Financial Data Services and our custodian bank, State Street Bank and Trust Company have both established extensive programs to ensure readiness, and have completed much of their testing. We will, of course, monitor their progress closely. Additionally, we have contacted firms which have established agreements to offer our funds to determine their readiness for the Year 2000.

It is our goal to make sure that all requirements are met to serve the needs of our shareholders. We will continue to provide you with updates regarding Year 2000 developments. If you have any questions about these issues, please do not hesitate to call us at 1-800-626-9390.

    Sincerely,

/s/ John F. Yeager, III

    John F. Yeager, III
    President,
    Loomis Sayles Distributors, L. P.

------------------------------------------------------------------------------
ECONOMIC AND MARKET OVERVIEW
------------------------------------------------------------------------------

THE LOOMIS SAYLES FUNDS ANNUAL REPORT
ECONOMIC AND MARKET OVERVIEW -- 1998
------------------------------------------------------------------------------

STOCKS
Somehow, the world seems a lot smaller than it did this time last year. Developments in countries like Russia, Brazil and Japan had a profound effect on the performance of the U.S. markets over the last 9 months.

FIRST QUARTER
The action started in Asia, where political, economic and market turmoil combined to create a volatile environment. Economic contraction in nearly all Asian countries led to a free fall in their financial markets and tremendous devaluation in their currencies. In response, capital fled those markets in search of safety. Liquidity, which had been abundant, lessened dramatically. These troubled markets gained back some of the ground they lost, but remained shaky.

The strong U.S. economy was able to shake off the Asian contagion throughout the first half of the year. With economic growth in its sixth year, domestic investors still seemed willing to bet that U.S. companies would continue to grow earnings. And with no clear evidence of inflation, the Federal Reserve Bank refused to raise short-term interest rates.

SECOND QUARTER
Asia continued to make headlines with unrest in Indonesia and atomic rivalry between India and Pakistan and political inertia in Japan made it difficult for most investors to see any light at the end of the tunnel. Despite intervention in the foreign exchange markets by the United States, the Japanese yen fell to new lows against the U.S. dollar.

THIRD QUARTER
Russia's decision to devalue the ruble and default on some of its short-term debt sent a sudden and ill-timed tremor through the world's markets. Speculators and hedge funds that had relied on derivatives and other forms of leverage to make substantial bets suddenly found themselves having to raise cash. Unable or unwilling to sell their Russian positions, these investors were forced to sell their more liquid positions -- in places such as Brazil. This selling led to a free fall in Brazilian stocks and bonds. As capital fled the country, Brazil's currency reserves fell to dangerously low levels.

The news that Brazil, which accounts for half of Latin America's economy, might have to defend its currency with higher interest rates (which would lead to slower growth), was not well received in the U.S. where falling profit growth was already causing anxiety. News of heavy Brazilian exposure by major U.S. and European banks and brokerage firms compounded matters.

The U.S. markets were hit hard. The Dow Jones Industrial Average declined 19.26% from its high and the S&P 500 Index fell 19.34%. Investors continued to stampede into the quality and liquidity of U.S. Treasury bonds in an effort to avoid risk of any sort.

Borrowing through the corporate bond markets dried up as new issuance fell dramatically and worries about the economy threatened a credit crunch. In an uncharacteristic move, the Federal Reserve made it known that it would lower rates. The Fed's aggressive action to ensure economic growth brought some confidence into the market -- stocks and corporate bonds rebounded slightly.

SUMMARY
By the end of September, high quality bonds outpaced stocks. This Treasury rally resulted in weak relative performance for virtually all non-Treasury securities. Lower quality bonds lost a lot of ground in the third quarter and the Merrill Lynch High Yield Master Index ended the nine month period with a gain of only 0.77%. Municipal bonds also posted mediocre returns. Despite their high quality, foreign buyers had no use for their tax advantaged status and domestic investors were more than willing to pay a premium for the liquidity of U.S. Treasuries. Year-to-date the Lehman Brothers Government/ Corporate Bond Index gained 9.33% and the Lehman Brothers Government Bond Index turned in a 9.94% return.

Concerns over a faltering U.S. economy caused many investors to favor large cap stocks for their perceived quality and greater liquidity. While these issues posted strong returns for the first six months of the year, third quarter returns were weaker. Small cap stocks fell longer and harder than large caps throughout the year, with the Russell 2000 Index finishing the nine-month period with a -16.21% return versus the S&P 500 Index's 6.00% return.

Overseas, the fast approaching deadline for the common European currency helped European bond markets. Asian markets flattened out and the unexpected weakness of the U.S. dollar helped performance. The MSCI-EAFE Index posted a -0.55% year-to-date return while the Salomon Brothers World Government Bond Index gained 11.35% for the same period.

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INSTITUTIONAL CLASS
------------------------------------------------------------------------------

TOTAL RETURN(1) VS. LIPPER CATEGORY AND
LIPPER CATEGORY INDEX(2)
--------------------------------------------------------------------------------
                                                       GLOBAL            HIGH
                                       BOND             BOND            YIELD
------------------------------------------------------------------------------
Year to date
    Loomis Sayles                     -0.93             0.85           -15.57
    Lipper                             5.45             3.01            -2.98
    Lipper Category Index              5.11             3.23            -3.12

One Year
    Loomis Sayles                     -0.41            -2.29           -17.96
    Lipper                             7.91             3.44            -1.77
    Rank                             88 of 92       126 of 148       229 of 233
    Percentile                           96               86               99
    Lipper Category Index              7.84             3.47            -1.65

Three Years
    Loomis Sayles                      9.44             8.55              N/A
    Lipper                             8.25             6.55
    Rank                             4 of 62          27 of 114
    Percentile                            7               24
    Lipper Category Index              8.15             7.22

Five Years
    Loomis Sayles                      9.98             6.57              N/A
    Lipper                             6.94             5.45
    Rank                             1 of 39          20 of 62
    Percentile                            1               33
    Lipper Category Index              6.79             5.76

Modified Inception(3)
    Loomis Sayles                     12.55             8.45            -2.18
    Lipper                             9.70             7.17             6.17
    Rank                             1 of 22          8 of 29        168 of 170
    Percentile                            1               28               99
    Lipper Category Index              9.01             7.36             6.51

Actual Inception(4)
    Loomis Sayles                     12.41             8.38            -1.51

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

(1) Total return assumes reinvestment of dividends and capital gains distributions. Total return shown for periods of one year or less represents cumulative total return. Total return for periods greater than one year represents average annual total return. Total returns shown reflect, if any, the effect of fee waivers and/or expense reimbursements. Absent such fee waivers and/or expense reimbursements, total return would have been lower.

(2) The Lipper Category total return represents the average total return for all funds in each Fund's corresponding investment category as determined by Lipper Analytical Services, Inc. The Lipper Category Index total return represents the average total return for 30 funds in each Fund's corresponding investment category as determined by Lipper Analytical Services, Inc. Rankings are based on the total return of each Fund for the period relative to the total return of all funds in that Fund's corresponding investment category.*
*Source: Lipper Analytical Services

------------------------------------------------------------------------------
   INTERMEDIATE       INVESTMENT                      SHORT-
     MATURITY           GRADE         MUNICIPAL        TERM       U.S. GOV'T.
       BOND              BOND           BOND           BOND        SECURITIES
------------------------------------------------------------------------------

       3.50              0.04           5.92           6.78           9.56
       7.42              5.45           5.24           5.22           5.24
       7.75              5.11           5.49           5.16           8.11

       3.67              1.54           9.25           8.63          14.43
      10.02              7.91           8.20           6.68           8.20
    216 of 218         81 of 92       20 of 237      1 of 100      15 of 188
        99                89              9              1             8
      10.36              7.84           8.52           6.70          11.21

       N/A               N/A            7.99           7.06           9.64
                                        7.52           6.22           7.52
                                      46 of 194       6 of 79       7 of 152
                                         24              8             5
                                        7.79           6.38           7.88

       N/A               N/A            5.92           6.32           7.41
                                        5.66           5.43           5.66
                                      46 of 134       3 of 51       5 of 97
                                         35              6             6
                                        5.91           5.57           6.00

       5.69              8.08           7.87           6.28          10.56
       9.17              8.78           7.69           5.53           7.69
    189 of 191         62 of 83       31 of 88        4 of 32       2 of 61
        99                75             36             13             4
       9.50              8.81           7.76           5.78           7.58

       5.69              8.08           7.90           6.28          10.55

(3) Modified inception reflects the nearest Lipper reporting period following actual inception. Lipper performance is reported as of month end.

(4)  Actual Inception Dates:
        Bond Fund ..........................................  May 16, 1991
        Global Bond Fund ...................................  May 10, 1991
        High Yield Fund ..............................  September 11, 1996
        Intermediate Maturity Bond Fund ...............  December 31, 1996
        Investment Grade Bond Fund ....................  December 31, 1996
        Municipal Bond Fund ................................  May 29, 1991
        Short-Term Bond Fund .............................  August 3, 1992
        U.S. Government Securities Fund ....................  May 21, 1991

-------------------------------------------------------------------------------
FUND AND MANAGER REVIEW
-------------------------------------------------------------------------------

LOOMIS SAYLES BOND FUND
-------------------------------------------------------------------------------

[Photo of Daniel J. Fuss]      [Photo of Kathleen C. Gaffney]
    Daniel J. Fuss                 Kathleen C. Gaffney

                    KEY FUND FACTS

                    Objective: High total investment return

                    Strategy: Invests in debt securities, although up to 20% of total assets may be in preferred stocks.

                    Fund Inception Date: 5/16/91

                    Commencement of Operations of Class: Institutional - 5/16/91, Retail - 1/2/97, Admin. - 1/2/98

                    Expense Ratio: Institutional - 0.75%, Retail - 1.00%, Admin. - 1.25%

                    Total Net Assets (all classes): $1,509.8 MM

PERFORMANCE SUMMARY
For the nine months ended September 30, 1998, the Institutional, Retail and Admin classes of the Loomis Sayles Bond Fund had total returns of -0.93%, -1.06%, and -1.33%, respectively, as compared to the Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index, total return of 9.33%. For the same period, the average BBB rated debt fund, as measured by Lipper Analytical Services, had a total return of 5.45%.

PORTFOLIO REVIEW
Over the past nine months, global economic turmoil heightened investor uncertainty and sparked a rally in Treasuries. The Fund's Treasury holdings were among the strongest performers, benefiting from the ongoing global "flight to quality" that began with the "Asian Contagion" and gained momentum with Russia announcing its inability to meet short-term debt obligations. Further complicating matters was Japan's inability to establish a credible plan to restore economic order and the subsequent relatively illiquid nature of the bond market. The rally in Treasuries caused all other market segments to lag considerably, particularly overseas. The Fund's lower rated issues and Yankee bonds (foreign issued, U.S. dollar denominated bonds) were especially hard hit. Cyclical and industrial positions performed well for most of the period, but retreated recently as investors sold out of bonds perceived to be exposed to the waning economic cycle.

The Fund's significant position in Canadian government and provincial issues had a mildly positive impact on performance, despite being hampered by a weaker Canadian dollar. Our commitment to the telecommunications and cable/ media sectors proved beneficial as telecommunications providers continued to upgrade their network infrastructures to better accommodate both voice and data/internet traffic.

PORTFOLIO POSITIONING
We believe that the Fund remains well diversified across 279 issues and 19 countries. We continue to stress call protection, yield advantage, and a moderate degree of international exposure as a means of boosting total return. Although the Fund's performance has recently lagged significantly, we believe that the market has overreacted due to investor fears. We have used these events to opportunistically purchase bonds with strong fundamentals and significant yield advantage at a discount to the market.

/s/ Daniel J. Fuss                    /s/ Kathleen C. Gaffney
    Daniel J. Fuss                        Kathleen C. Gaffney

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1998

                                                    YEAR                                                SINCE
                                                  TO DATE      1 YEAR       3 YEARS      5 YEARS    INCEPTION(a)
--------------------------------------------------------------------------------------------------------------------
Loomis Sayles Bond Fund (Institutional)            -0.93       -0.41         9.44         9.98          12.41

Loomis Sayles Bond Fund (Retail)                   -1.06       -0.67          N/A          N/A          6.25

Loomis Sayles Bond Fund (Admin)                    -1.33         N/A          N/A          N/A         -1.33

Lipper BBB Rated Corporate Bond Fund Index(b)       5.11        7.84         8.15         6.79          9.01

Lehman Brothers Government/Corp. Bond Index(c)      9.33       12.84         8.92         7.21          9.06

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO SEPTEMBER 30, 1998

[A line graph depicting the following plot points appears here.]

                          LOOMIS            LEHMAN
As of  5/31/91             10.00             10.00
Period Ended
6/30/91                     9.85              9.99
9/30/91                    10.52             10.56
12/31/91                   10.93             11.13
3/31/92                    11.29             10.96
6/30/92                    11.84             11.40
9/30/92                    12.40             11.96
12/31/92                   12.49             11.97
3/31/93                    13.45             12.53
6/30/93                    14.16             12.90
9/30/93                    14.79             13.33
12/31/93                   15.27             13.29
3/31/94                    15.04             12.88
6/30/94                    14.61             12.72
9/30/94                    14.87             12.78
12/31/94                   14.65             12.83
3/31/95                    15.73             13.46
6/30/95                    17.41             14.34
9/30/95                    18.16             14.61
12/31/95                   19.33             15.29
3/31/96                    19.14             14.94
6/30/96                    19.45             15.01
9/30/96                    20.21             15.27
12/31/96                   21.32             15.74
3/31/97                    21.27             15.60
6/30/97                    22.51             16.17
9/30/97                    23.90             16.74
12/31/97                   24.02             17.27
3/31/98                    24.94             17.53
6/30/98                    25.05             17.99
9/30/98                    23.80             18.89

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

(a): Inception date of the Institutional Class of shares is May 16, 1991. Since Lipper and Lehman Brothers Government/Corporate Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail and Admin Classes of shares are December 31, 1996 and January 2, 1998, respectively.
(b):  Source: Lipper Analytical Services.
(c): Lehman Brothers Government/Corporate Bond Index is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would be lower, due to the higher fees paid by the Retail and Admin Classes of shares.

-------------------------------------------------------------------------------
FUND AND MANAGER REVIEW
-------------------------------------------------------------------------------

LOOMIS SAYLES GLOBAL BOND FUND
-------------------------------------------------------------------------------

[Photo of E. John deBeer]
    E. John deBeer

                    KEY FUND FACTS

                    Objective: High total investment return

                    Strategy: Invests primarily in investment grade fixed income obligations (including convertibles) denominated in various currencies, including U.S. dollars or multicurrency units.

                    Fund Inception Date: 5/10/91

                    Commencement of Operations of Class: Institutional - 5/10/91, Retail - 1/2/97

                    Expense Ratio: Institutional - 0.90%, Retail - 1.15%

                    Total Net Assets (all classes): $36.2 MM

PERFORMANCE SUMMARY
For the nine months ended September 30, 1998, the Institutional and Retail classes of the Loomis Sayles Global Bond Fund had total returns of 0.85% and 0.68%, respectively, as compared to the Fund's benchmark, the Salomon Brothers World Government Bond Index, total return of 11.35%. For the same period, the average global income fund, as measured by Lipper Analytical Services, had a total return of 3.01%.

PORTFOLIO REVIEW
Over the past nine months, the Fund's investment strategy has continued to follow the course set at the end of 1997. At the end of the year, the Fund's duration was fairly long at 6.5 years, which helped performance as bonds rallied throughout most of 1998. For the past nine months, we have maintained a 40% allocation in core Europe, which posted strong results when the markets began to favor the new euro. The Fund's weak year-to-date performance was driven primarily by its holdings in Japan (7.0% of portfolio on June 30), Australia/New Zealand (15.5% of portfolio on June 30) and Malaysia, South Korea, Thailand and the Philippines (13.7%). Over the past three months, we have continued to buy bonds in these areas that we believe were being indiscriminately sold.

PORTFOLIO POSITIONING
At the end of September, the Fund's duration was 5.89 years, longer than the market which has helped our performance but shorter than we had been at the beginning of the year given that yields are low. The European core currency commitment has been lowered to 40.1% of the portfolio, nearly neutral versus the benchmark, in recognition of the strength of the Deutsche mark. Japanese holdings comprised 5.6% of the portfolio, with Australia/New Zealand at 16.4%, and Malaysia, the Philippines, South Korea and Thailand at 13.1%. Although the Asian economies have declined far more than expected, we believe the values there appear to be excellent. We believe the Asian economies are fundamentally sound and have the potential to bounce back, so the Fund's commitment to Asia remains high.

/s/ E. John deBeer
    E. John deBeer

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1998

                                                    YEAR                                                SINCE
                                                  TO DATE      1 YEAR       3 YEARS      5 YEARS    INCEPTION(a)
--------------------------------------------------------------------------------------------------------------------
Loomis Sayles Global Bond Fund (Institutional)      0.85       -2.29         8.55         6.57          8.38

Loomis Sayles Global Bond Fund (Retail)             0.68       -2.63          N/A          N/A          1.55

Lipper General World Income Fund Index(b)           3.23        3.47         7.22         5.76          7.36

Salomon Brothers World Government Bond Index(c)    11.35        11.58        5.99         7.09          9.51

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO SEPTEMBER 30, 1998

[A line graph depicting the following plot points appears here.]

                          LOOMIS           SB WORLD
As of 5/31/91              10.00             10.00
Period Ended
6/30/91                     9.56              9.90
9/30/91                    10.53             10.71
12/31/91                   11.69             11.56
3/31/92                    11.11             11.17
6/30/92                    12.04             11.92
9/30/92                    11.85             12.66
12/31/92                   11.79             12.20
3/31/93                    12.36             12.85
6/30/93                    12.39             13.22
9/30/93                    13.19             13.95
12/31/93                   13.51             13.82
3/31/94                    13.01             13.82
6/30/94                    12.19             13.91
9/30/94                    12.16             14.07
12/31/94                   12.33             14.14
3/31/95                    11.97             15.69
6/30/95                    13.12             16.52
9/30/95                    14.18             16.35
12/31/95                   15.28             16.83
3/31/96                    15.40             16.52
6/30/96                    16.15             16.58
9/30/96                    16.79             17.04
12/31/96                   17.57             17.44
3/31/97                    17.49             16.72
6/30/97                    18.20             17.23
9/30/97                    18.56             17.45
12/31/97                   17.98             17.48
3/31/98                    18.51             17.62
6/30/98                    18.31             17.97
9/30/98                    18.13             19.47

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional Class of shares is May 10, 1991. Since Lipper and Salomon Brothers World Government Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
(b):  Source: Lipper Analytical Services.
(c): Salomon Brothers World Government Bond Index is a capitalization-weighted index which tracks the performance of 14 government bond markets. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

-------------------------------------------------------------------------------
FUND AND MANAGER REVIEW
-------------------------------------------------------------------------------

LOOMIS SAYLES HIGH YIELD FUND
-------------------------------------------------------------------------------

[Photo of Daniel J. Fuss]         [Photo of Kathleen C. Gaffney]
      Daniel J. Fuss                   Kathleen C. Gaffney

                    KEY FUND FACTS

                    Objective: High total investment return

                    Strategy: Invests in debt securities, although up to 20% of total assets may be in preferred stocks and up to 10% in common stocks. The Fund normally invests at least 65% of its assets in fixed income securities of below investment grade quality.

                    Fund Inception Date: 9/11/96

                    Commencement of Operations of Class: Institutional - 9/11/96, Retail - 1/2/97

                    Expense Ratio: Institutional - 0.75%, Retail - 1.00%

                    Total Net Assets (all classes): $10.6 MM

PERFORMANCE SUMMARY
For the nine months ended September 30, 1998, the Institutional and Retail classes of the Loomis Sayles High Yield Fund had total returns of -15.57%, and -15.78%, respectively, as compared to the Fund's benchmark, the Merrill Lynch High Yield Master Index, total return of 0.77%. For the same period, the average high yield fund, as measured by Lipper Analytical Services, had a total return of -2.98%.

PORTFOLIO REVIEW
1998 has been a challenging year for high yield investors. The lingering economic crisis in Asia and the inability of Russia to meet short-term debt obligations triggered a capital flight from high yield bonds that forced hedge fund managers to unwind their leveraged positions to meet margin calls. What resulted was a relatively illiquid high yield market, falling bond prices and the widest yield spreads between Treasuries and all other bonds since the recessionary period of the early 1990s.

The Fund's 31.4% allocation to convertible bonds hurt performance as equity markets retreated to twelve-month lows. The liquidity crisis particularly affected our 37.9% exposure to Yankee bonds (foreign-issued U.S. dollar denominated securities) as foreign bond yields rose to their highest levels since the Mexican peso crisis in late 1994. Towards the end of September, the Federal Reserve Bank's lowering of interest rates and encouraging news from Brazil helped bring some stability to the bond markets.

PORTFOLIO POSITIONING
As of September 30, 1998, the Fund was diversified across 123 issues with a concentration in Yankee and industrial sectors such as telecommunications. The Fund currently has an average dollar price of less than $60, reflecting the embedded potential for capital appreciation as well as a commitment to call protection. Over time, we believe the Fund's incremental yield advantage and international diversification, which has been a source of volatility, will provide the potential for excellent yields and capital appreciation.

/s/ Daniel J. Fuss                      /s/ Kathleen C. Gaffney
    Daniel J. Fuss                          Kathleen C. Gaffney

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1998

                                                                  YEAR                        SINCE
                                                                TO DATE        1 YEAR     INCEPTION(a)
------------------------------------------------------------------------------------------------------
Loomis Sayles High Yield Fund (Institutional)                   -15.57        -17.96         -1.51

Loomis Sayles High Yield Fund (Retail)                          -15.78        -18.18         -3.70

Lipper High Current Yield Fund Index(b)                         - 3.12        - 1.65          6.51

Merrill Lynch High Yield Master Index(c)                          0.77          3.37          8.70

CUMULATIVE PERFORMANCE - SEPTEMBER 30, 1996 TO SEPTEMBER 30, 1998

[A line graph depicting the following plot points appears here.]

                          LOOMIS              ML
As of  9/30/96             10.00             10.00
Period Ended
12/31/96                   10.17             10.39
3/31/97                    10.15             10.50
6/30/97                    10.76             11.00
9/30/97                    11.66             11.43
12/31/97                   11.33             11.73
3/31/98                    12.08             12.05
6/30/98                    11.51             12.25
9/30/98                    09.57             11.82


Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional Class of shares is September 11, 1996. Since Lipper and Merrill Lynch High Yield Master Index performance data is not available coincident with this date, comparative performance is presented from September 30, 1996. Inception date of the Retail Class of shares is December 31, 1996.
(b):  Source: Lipper Analytical Services.
(c): Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

-------------------------------------------------------------------------------
FUND AND MANAGER REVIEW
-------------------------------------------------------------------------------

LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND
-------------------------------------------------------------------------------

[Photo of Anthony J. Wilkins]
     Anthony J. Wilkins

                    KEY FUND FACTS

                    Objective: High total investment return

                    Strategy: Invests in investment grade debt securities, with a dollar-weighted average maturity between three and ten years.

                    Fund Inception Date: 12/31/96

                    Commencement of Operations of Class: Institutional - 1/2/97, Retail - 1/2/97

                    Expense Ratio: Institutional - 0.55%, Retail - 0.80%

                    Total Net Assets (all classes): $9.3 MM

PERFORMANCE SUMMARY
For the nine months ended September 30, 1998, the Institutional and Retail classes of the Loomis Sayles Intermediate Maturity Bond Fund had total returns of 3.50%, and 3.37%, respectively, as compared to the Fund's benchmark, the Lehman Brothers Government/Corporate Intermediate Bond Index, total return of 8.12%. For the same period, the average intermediate investment grade debt fund, as measured by Lipper Analytical Services, had a total return of 7.42%.

PORTFOLIO REVIEW
Like other corporate-oriented bond funds, the Loomis Sayles Intermediate Maturity Bond Fund was negatively impacted by the dramatic difference between strong Treasury price gains and all other segments of the bond market as the year progressed. High quality bonds lagged Treasury returns considerably, and high yield and emerging market bonds experienced major price declines. This flight to quality was the dominant factor in determining relative performance for the Fund. While the Fund's holdings in U.S. Treasury and Canadian government bonds posted strong results, the effect was muted because of our underweighting in this sector. The Fund's small allocation to mortgage-backed securities also underperformed as rates declined and prepayments increased. (Mortgage-backed securities prices can decline when interest rates fall as borrowers refinance their loans. The mortgage holders are then forced to invest the principal at lower interest rates.) Our Yankee bonds (foreign issued, U.S. dollar denominated bonds) were also negatively affected during the past quarter as liquidity dramatically decreased in this sector when buyers fled and dealers backed away from the market.

PORTFOLIO POSITIONING
We believe that the Fund is well diversified and offers a strong yield advantage and call protection. In our opinion, the widening of yield spreads between Treasuries and all other bonds has created an appropriate opportunity to expand positions into corporate and Yankee bonds, where prices have fallen and yields are attractive versus Treasuries. We are also continuing to focus on credit specific research, weighing the opportunities to enhance investment returns against any incremental credit risk we take on. We believe our portfolio structure continues to offer value to long-term investors.

/s/ Anthony J. Wilkins
    Anthony J. Wilkins

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1998

                                                                  YEAR                        SINCE
                                                                TO DATE        1 YEAR     INCEPTION(a)
----------------------------------------------------------------------------------------------------------
Loomis Sayles Intermediate Maturity Bond Fund (Institutional)     3.50          3.67          5.69

Loomis Sayles Intermediate Maturity Bond Fund (Retail)            3.37          3.52          5.51

Lipper Intermediate Investment Grade Bond Fund Index(b)           7.75         10.36          9.50

Lehman Brothers Gov't/Corp. Intermediate Bond Index(c)            8.12         10.43          9.19

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO SEPTEMBER 30, 1998

[A line graph depicting the following plot points appears here.]

                          LOOMIS            LEHMAN
As of  12/31/96            10.00             10.00
Period Ended
3/31/97                     9.99              9.99
6/30/97                    10.34             10.28
9/30/97                    10.63             10.56
12/31/97                   10.64             10.79
3/31/98                    10.92             10.95
6/30/98                    11.03             11.16
9/30/98                    11.02             11.66


Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional and Retail Classes of shares is December 31, 1996.
(b):  Source: Lipper Analytical Services.
(c): Lehman Brothers Government/Corporate Intermediate Bond Index consists of those bonds held within the Lehman Brothers Government/Corporate Bond Index which have an average maturity of 1-10 years. The Lehman Brothers Government/Corporate Bond Index consists of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

-------------------------------------------------------------------------------
FUND AND MANAGER REVIEW
-------------------------------------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE BOND FUND
-------------------------------------------------------------------------------

[Photo of Daniel J. Fuss]
      Daniel J. Fuss

                   KEY FUND FACTS

                   Objective: High total investment return

                   Strategy: Invests in investment grade debt securities, including convertibles, although up to 20% of assets may be in preferred stocks.

                   Fund Inception Date: 12/31/96

                   Commencement of Operations of Class: Institutional - 1/2/97, Retail - 1/2/97

                   Expense Ratio: Institutional - 0.55%, Retail - 0.80%

                   Total Net Assets (all classes): $4.5 MM

PERFORMANCE SUMMARY
For the nine months ended September 30, 1998, the Institutional and Retail classes of the Loomis Sayles Investment Grade Bond Fund had total returns of 0.04%, and -0.19%, respectively, as compared to the Fund's benchmark, the Lehman Brothers Corporate/Government Bond Index, total return of 9.33%. For the same period, the average BBB rated debt fund, as measured by Lipper Analytical Services, had a total return of 5.45%.

PORTFOLIO REVIEW
For the first nine months of 1998, the Fund was negatively impacted by the exceptionally strong performance of Treasury bonds versus virtually all other segments of the bond market. The world economic crisis, losses by leveraged investors, including hedge funds and broker/dealers, and the subsequent dramatic lessening of liquidity in world markets resulted in a flight to quality as many investors rushed to purchase Treasury bonds. Corporate bonds, Yankee bonds (foreign issued, U.S. dollar denominated bonds) and lower quality debt all underperformed Treasuries. The Fund stayed true to its style, holding large positions in corporate bonds and modest positions in Yankee and non-dollar bonds. While this positioning helped the portfolio during the first half of the year, the drastic underperformance of nearly all sectors of the bond market versus Treasury bonds hurt performance, particularly during the third quarter. The strong performance of the Fund's top quality, liquid U.S. Treasury and Canadian government bonds was not enough to offset the returns from the portfolio's lower quality, higher yielding positions.

PORTFOLIO POSITIONING
The Fund continues to maintain its focus on corporate bonds with modest exposure to foreign issuers including Yankee bonds and non-dollar positions, primarily in Canada. We have not changed our positions dramatically as we view this as an opportunity to purchase corporate bonds with significantly higher yields than Treasury bonds, strong fundamentals and call protection. We continue to diligently analyze bonds for credit risk to avoid defaults. We believe that the Fund is well diversified by issues and exhibits very strong yield advantage, call protection and non market-related factors.

/s/ Daniel J. Fuss
    Daniel J. Fuss

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1998

                                                                  YEAR                        SINCE
                                                                TO DATE        1 YEAR     INCEPTION(a)
----------------------------------------------------------------------------------------------------------
Loomis Sayles Investment Grade Bond Fund (Institutional)          0.04          1.54           8.08

Loomis Sayles Investment Grade Bond Fund (Retail)                -0.19          1.29           7.83

Lipper BBB Rated Corporate Bond Fund Index(b)                     5.11          7.84           8.81

Lehman Brothers Government/Corporate Bond Index(c)                9.33         12.84          10.98

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO SEPTEMBER 30, 1998

[A line graph depicting the following plot points appears here.]

                          LOOMIS            LEHMAN
As of  12/31/96            10.00             10.00
Period Ended
3/31/97                     9.94              9.91
6/30/97                    10.60             10.27
9/30/97                    11.28             10.63
12/31/97                   11.45             10.98
3/31/98                    11.74             11.14
6/30/98                    11.85             11.43
9/30/98                    11.46             12.00


Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional and Retail Classes of shares is December 31, 1996.
(b):  Source: Lipper Analytical Services.
(c): Lehman Brothers Government/Corporate Bond Index consists of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

-------------------------------------------------------------------------------
FUND AND MANAGER REVIEW
-------------------------------------------------------------------------------

LOOMIS SAYLES MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

[Photo of Martha F. Hodgman]
 Martha F. Hodgman

                    KEY FUND FACTS

                    Objective: Current income

                    Strategy: Invests in fixed income securities the income of which is exempt from federal income tax.

                    Fund Inception Date: 5/29/91

                    Commencement of Operations of Class: Institutional - 5/29/91

                    Expense Ratio: Institutional - 0.60%

                    Total Net Assets: $10.1 MM

PERFORMANCE SUMMARY
For the nine months ended September 30, 1998, the Loomis Sayles Municipal Bond Fund had a total return of 5.92%, as compared to the Fund's benchmark, the Lehman Brothers Municipal Bond Index, total return of 5.84%. For the same period, the average municipal debt fund, as measured by Lipper Analytical Services, had a total return of 5.24%.

PORTFOLIO REVIEW
The Fund's positions in non-callable bonds issued in California posted the strongest returns this year. Non-callable issues generally perform well in a rally and, with the limited supply of California paper this year, demand remained strong. Swapping out of higher coupon issues, trading to short call dates and investing in lower coupon discount issues also added to the Fund's performance.

PORTFOLIO POSITIONING
We continue to seek undervalued securities and prefer long-term discount bonds and good call protection in order to avoid reinvestment risk. We also look for higher coupon, non-callable issues when they can be purchased at a reasonable price and relative value to provide call protected tax-exempt income.

Currently, municipal bonds are a very attractive alternative since they have lagged the rally in Treasury securities due to investors' preference for liquidity. At the end of September, 10-year AAA municipals yielded only 4.03% and long-term bonds 4.82%. Yet, because of the large decline in Treasury yields, municipal yields reached new highs by comparison. The yield on municipals was 97% of the yield on Treasuries. This means that municipal investors were able to achieve yields almost as high as those on Treasuries while continuing to benefit from the tax-exempt status of municipal securities. Historically, these relationships have been closer to 75% on 10-year bonds and 85% on long-term issues. We anticipate that this relationship will ultimately return to more historical levels, although the timing is impossible to determine. Nevertheless, because municipal bonds also tend to be less volatile than their taxable counterparts, we believe that the current environment makes investing in tax-exempt municipal bond funds a very attractive alternative.

/s/ Martha F. Hodgman
    Martha F. Hodgman

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1998

                                                    YEAR                                                SINCE
                                                  TO DATE      1 YEAR       3 YEARS      5 YEARS    INCEPTION(a)
--------------------------------------------------------------------------------------------------------------------
Loomis Sayles Municipal Bond Fund                   5.92        9.25         7.99         5.92          7.90

Lipper General Municipal Bond Fund Index(b)         5.49        8.52         7.79         5.91          7.76

Lehman Brothers Municipal Bond Index(c)             5.84        8.71         7.92         6.39          8.03

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO SEPTEMBER 30, 1998

[A line graph depicting the following plot points appears here.]

                          LOOMIS            LEHMAN
As of  5/31/91             10.00             10.00
Period Ended
6/30/91                    10.01              9.99
9/30/91                    10.42             10.38
12/31/91                   10.78             10.73
3/31/92                    10.78             10.76
6/30/92                    11.24             11.17
9/30/92                    11.54             11.46
12/31/92                   11.79             11.67
3/31/93                    12.18             12.11
6/30/93                    12.63             12.50
9/30/93                    13.07             12.92
12/31/93                   13.15             13.11
3/31/94                    12.42             12.39
6/30/94                    12.58             12.52
9/30/94                    12.61             12.61
12/31/94                   12.44             12.43
3/31/95                    13.26             13.31
6/30/95                    13.50             13.63
9/30/95                    13.83             14.02
12/31/95                   14.50             14.60
3/31/96                    14.23             14.42
6/30/96                    14.28             14.53
9/30/96                    14.60             14.87
12/31/96                   14.98             15.24
3/31/97                    14.90             15.21
6/30/97                    15.44             15.73
9/30/97                    15.96             16.21
12/31/97                   16.46             16.65
3/31/98                    16.58             16.84
6/30/98                    16.81             17.09
9/30/98                    17.43             17.62

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Loomis Sayles Municipal Bond Fund is May 29, 1991. Since Lipper and Lehman Brothers Municipal Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.
(b):  Source: Lipper Analytical Services.
(c): Lehman Brothers Municipal Bond Index is computed from prices on approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligations bonds, 27% insured and 13% prerefunded bonds. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

-------------------------------------------------------------------------------
FUND AND MANAGER REVIEW
-------------------------------------------------------------------------------

LOOMIS SAYLES SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

[Photo of John Hyll]
     John Hyll

                    KEY FUND FACTS

                    Objective: High total investment return

                    Strategy: Invest in debt securities (including convertibles), although up to 20% may be invested in non-convertible preferred stocks.

                    Fund Inception Date: 8/3/92

                    Commencement of Operations of Class: Institutional - 8/3/92, Retail - 1/2/97

                    Expense Ratio: Institutional - 0.50%, Retail - 0.75%

                    Total Net Assets (all classes): $28.1 MM

PERFORMANCE SUMMARY
For the nine months ended September 30, 1998, the Institutional and Retail classes of the Loomis Sayles Short-Term Bond Fund had total returns of 6.78%, and 6.58%, respectively, as compared to the Fund's benchmark, the Lehman Brothers 1-3 Year Government/Corporate Bond Index, total return of 6.10%. For the same period, the average short investment grade debt fund, as measured by Lipper Analytical Services, had a total return of 5.22%.

PORTFOLIO REVIEW
Given the extreme rich values in the corporate sector late in 1997 and early 1998, the Fund began to purchase U.S. Treasury securities, and in particular, zero-coupon Treasuries with a greater sensitivity to changes in Treasury yields. The Fund also purchased high quality mortgage-backed issues. These purchases boosted returns as interest rates fell and investors rushed to purchase Treasuries, avoiding risky securities in a "flight to quality." The Fund was positioned extremely well with over 50% allocated to U.S. government and agency securities. In addition, approximately 58% of its securities were within the three-to-seven year maturity range, which experienced the most significant interest rate decline for the third quarter and the nine and 12 month periods ending September 30, 1998. Falling interest rates caused bond prices to rise, which resulted in excellent performance for this segment of the Fund. The negative effect of the widening yield spread on corporate bonds was more than offset by the Fund's high concentration of government securities and advantageous yield curve positioning.

PORTFOLIO POSITIONING
As of September 30, 1998, the Fund is positioned with approximately 46% in corporate bonds, 40% U.S. Treasuries, 11% mortgage-backed securities, 1.5% asset-backed securities and 1.5% cash. The average maturity is 2.94 years and the yield to maturity is 5.17%.

We believe that the Fund continues to be positioned for an environment of moderate economic growth with low inflationary pressures. Continued emphasis will be placed on asset selection in order to enhance returns. The Fund will use the higher yielding sectors of the bond market both prudently and appropriately and only when opportunities and valuations are present within the overall context of strong domestic and international fundamentals.

/s/ John Hyll
    John Hyll

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1998

                                                    YEAR                                                SINCE
                                                  TO DATE      1 YEAR       3 YEARS      5 YEARS    INCEPTION(a)
--------------------------------------------------------------------------------------------------------------------
Loomis Sayles Short-Term Bond Fund
(Institutional)                                     6.78        8.63         7.06         6.32          6.28

Loomis Sayles Short-Term Bond Fund (Retail)         6.58        8.35          N/A          N/A          7.73
Lipper Short Investment Grade Bond Fund Index(b)    5.16        6.70         6.38         5.57          5.78

Lehman Brothers 1-3 Year Government/Corp.
  Bond Index(c)                                     6.10        7.87         6.83         5.97          5.90

CUMULATIVE PERFORMANCE - AUGUST 31, 1992 TO SEPTEMBER 30, 1998

[A line graph depicting the following plot points appears here.]

                          Loomis            Lehman
As of  8/31/92             10.00             10.00
10/31/92                    9.92              9.94
11/30/92                    9.88              9.93
Period Ended
12/31/92                    9.95             10.02
3/31/93                    10.26             10.24
6/30/93                    10.40             10.36
9/30/93                    10.55             10.51
12/31/93                   10.63             10.58
3/31/94                    10.59             10.52
6/30/94                    10.61             10.53
9/30/94                    10.77             10.63
12/31/94                   10.82             10.63
3/31/95                    11.18             10.99
6/30/95                    11.52             11.35
9/30/95                    11.68             11.52
12/31/95                   11.97             11.80
3/31/96                    11.99             11.85
6/30/96                    12.08             11.97
9/30/96                    12.27             12.18
12/31/96                   12.53             12.41
3/31/97                    12.58             12.49
6/30/97                    12.89             12.77
9/30/97                    13.20             12.87
12/31/97                   13.43             13.23
3/31/98                    13.64             13.42
6/30/98                    13.86             13.63
9/30/98                    14.34             14.04

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional Class of shares is August 3, 1992. Since Lipper and Lehman Brothers 1-3 Year Government/Corporate Bond Index performance data is not available coincident with this date, comparative performance is presented from August 31, 1992. Inception date of the Retail Class of shares is December 31, 1996.
(b):  Source: Lipper Analytical Services.
(c): Lehman Brothers 1-3 Year Government/Corporate Bond Index consists of fixed rate debt issues rated investment grade or higher. All issues have at least one year to three years to maturity and an outstanding par value of at least $100 million for U.S. government issues. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

-------------------------------------------------------------------------------
FUND AND MANAGER REVIEW
-------------------------------------------------------------------------------

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

[Photo of Kent P. Newmark
  Kent P. Newmark

                    KEY FUND FACTS

                    Objective: High total investment return

                    Strategy: Invests in securities issued or guaranteed by the U.S. Government or its authorities, agencies or instrumentalities

                    Fund Inception Date: 5/21/91

                    Commencement of Operations of Class: Institutional - 5/21/91

                    Expense Ratio: Institutional - 0.60%

                    Total Net Assets: $29.2 MM

PERFORMANCE SUMMARY
For the nine months ended September 30, 1998, the Loomis Sayles U.S. Government Securities Fund had a total return of 9.56%, as compared to the Fund's benchmark, the Lehman Brothers Government Bond Index, total return of 9.94%. For the same period, the average U.S. government bond fund, as measured by Lipper Analytical Services, had a total return of 5.24%.

PORTFOLIO REVIEW
The Fund benefited from the sharp decline in interest rates in 1998 driven by a growing "flight to quality" rally. The yield on the long-term Treasury bond has fallen from 5.92% to 5.12%, which would have translated into a return of 14.44% for a hypothetical portfolio comprised entirely of 30-year U.S. government bonds. The Fund participated in this sharp decline in interest rates by maintaining its long duration bias. However, the Fund's GNMA position (31% of the portfolio) had a shortening effect as yields rose as prepayments of home mortgages accelerated. This moderated some of the Fund's gains. As long-term yields have declined to around 5.00%, we believe most of the decline in interest rates is behind us.

Mortgage-backed securities have lagged Treasury bonds over the past 12 months, but the Fund has a 37% weighting in non-callable long-term Treasury bonds which have done exceptionally well. This ratio had been close to 50%, but duration was shortened in mid-September, and long-term Treasury bonds were replaced by shorter duration Tennessee Valley Authority bonds.

PORTFOLIO POSITIONING
The portfolio is currently positioned for fairly stable interest rates going forward. The Fund's holdings of bonds with call features, such as Federal Agencies and GNMAs, currently offer generous relative yields and will offset the aggressive characteristics of very long-term Treasury bonds.

/s/ Kent P. Newmark
    Kent P. Newmark

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED SEPTEMBER 30, 1998

                                                    YEAR                                                SINCE
                                                  TO DATE      1 YEAR       3 YEARS      5 YEARS    INCEPTION(a)
--------------------------------------------------------------------------------------------------------------------
Loomis Sayles U.S. Government Securities Fund       9.56        14.43        9.64         7.41          10.55

Lipper General U.S. Gov't Bond Fund Index(b)        8.11        11.21        7.88         6.00           7.58

Lehman Brothers Government Bond Index(c)            9.94        13.59        8.99         7.13           8.90

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO SEPTEMBER 30, 1998

[A line graph depicting the following plot points appears here.]

                          LOOMIS            LEHMAN
As of  5/31/91             10.00             10.00
Period Ended
6/30/91                     9.97              9.99
9/30/91                    10.69             10.56
12/31/91                   11.49             11.12
3/31/92                    11.11             10.93
6/30/92                    11.59             11.36
9/30/92                    12.40             11.92
12/31/92                   12.50             11.92
3/31/93                    13.22             12.46
6/30/93                    13.83             12.82
9/30/93                    14.60             13.24
12/31/93                   14.47             13.20
3/31/94                    13.71             12.80
6/30/94                    13.33             12.65
9/30/94                    13.32             12.71
12/31/94                   13.56             12.75
3/31/95                    14.33             13.35
6/30/95                    15.37             14.18
9/30/95                    15.84             14.43
12/31/95                   16.68             15.09
3/31/96                    15.90             14.75
6/30/96                    15.91             14.82
9/30/96                    16.19             15.07
12/31/96                   16.90             15.51
3/31/97                    16.49             15.38
6/30/97                    17.35             15.91
9/30/97                    18.25             16.45
12/31/97                   19.06             16.99
3/31/98                    19.31             17.25
6/30/98                    19.90             17.70
9/30/98                    20.88             18.69

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Loomis Sayles U.S. Government Securities Fund is May 21, 1991. Since Lipper and Lehman Brothers Government Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.
(b):  Source: Lipper Analytical Services.
(c): Lehman Brothers Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi- federal corporations, or corporate debt guaranteed by the U.S. government. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

------------------------------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
------------------------------------------------------------------------------------------------------

LOOMIS SAYLES BOND FUND
------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1998

                                                                         FACE
                                                                         AMOUNT             VALUE (a)
------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 96.8% OF NET ASSETS

NON-CONVERTIBLE BONDS -- 88.3%

Airlines -- 0.1%
  NWA Trust, 9.360%, 3/10/06 .............................    USD          722,700       $     831,654
                                                                                         -------------
Banks/Savings & Loans -- 0.5%
  First Union Institutional Trust, 7.850%, 1/01/27 .......               2,000,000           2,138,540
  First Union Institutional Trust, 8.040%, 12/01/26 ......               5,000,000           5,502,955
                                                                                         -------------
                                                                                             7,641,495
                                                                                         -------------
Broadcasting -- 0.6%
  CBS, Inc., 7.125%, 11/01/23 ............................               1,435,000           1,356,161
  Fox Family Worldwide, Inc., Zero Coupon Bond,
    11/01/07 (step to 10.250% on 11/01/02) (b) ...........              13,250,000           8,215,000
                                                                                        --------------
                                                                                             9,571,161
                                                                                        --------------
Building Materials -- 0.3%
  Owens Corning, 7.500%, 8/01/18 .........................               4,500,000           4,413,510
                                                                                        --------------
Canadian -- 19.9%
Canadian Government, Zero Coupon Bond, 6/01/21 ...........    CAD      115,650,000          22,908,522
  Canadian Government, Zero Coupon Bond, 6/01/22 .........              11,050,000           2,085,640
  Canadian Government, Zero Coupon Bond, 6/01/25 .........             281,760,000          45,650,756
  Clearnet Communications, Inc., Zero Coupon Bond,
    8/13/07 (step to 11.750% on 8/13/02) (b) .............              40,000,000          14,166,257
  Clearnet Communications, Inc., Zero Coupon Bond,
    5/15/08 (step to 10.400% on 5/15/03) (b) .............               4,160,000           1,309,592
  Hydro Quebec, Zero Coupon Bond, 8/15/20 ................              35,000,000           5,867,191
  International Semi-Tech Corp., Zero Coupon Bond,
    8/15/03 (step to 11.500% on 8/15/00) (b) .............    USD       18,275,000           3,106,750
  MetroNet Communications Corp., Zero Coupon Bond,
    6/15/08 (step to 9.950% on 6/15/03) (b) ..............               1,500,000             825,000
  Microcell Telecommunications, Inc., Zero Coupon
    Bond, 10/15/07 (step to 11.125% on 10/15/02) (b) .....    CAD        5,000,000           1,770,782
  Milit-Air, Inc., 5.750%, 6/30/19 144A (c) ..............               6,950,000           4,631,510
  New Brunswick FM Project, Zero Coupon Bond, 11/30/27
    (step to 6.470% on 5/30/03) 144A (b) (c) .............              10,000,000           4,977,209
  Province of Alberta, 5.930%, 9/16/16 ...................              27,580,600          19,192,009
  Province of British Columbia, Zero Coupon Bond, 8/23/13               33,000,000           9,172,258
  Province of British Columbia, Zero Coupon Bond, 6/09/14               10,000,000           2,652,238
  Province of British Columbia, Zero Coupon Bond, 9/05/20               54,528,000           9,959,697
  Province of British Columbia, Zero Coupon Bond, 6/09/22               96,208,000          15,862,725
  Province of British Columbia, Zero Coupon Bond, 8/19/22               25,037,000           4,082,111
  Province of British Columbia, Zero Coupon Bond, 9/08/23               37,950,000           5,816,636
  Province of British Columbia, Zero Coupon Bond, 8/23/24     CAD      122,250,000          17,727,153
  Province of British Columbia, Zero Coupon Bond, 11/19/27              41,600,000           4,992,818
  Province of British Columbia, 7.875%, 11/30/23 .........               1,250,000           1,004,775
  Province of British Columbia, 8.000%, 9/08/23 ..........               7,000,000           5,841,207
  Province of Manitoba, Zero Coupon Bond, 7/22/13 ........               2,500,000             712,084
  Province of Manitoba, Zero Coupon Bond, 3/05/31 ........              36,929,000           3,741,945
  Province of Manitoba, 6.500%, 9/22/17 ..................              34,300,000          24,475,095
  Province of Manitoba, 7.750%, 12/22/25 .................              39,245,000          32,978,412
  Province of Newfoundland, 6.150%, 4/17/28 ..............               2,500,000           1,656,009
  Province of Ontario, Zero Coupon Bond, 7/13/22 .........              13,000,000           2,147,270
  Province of Ontario, Zero Coupon Bond, 6/02/27 .........              96,525,000          12,078,049
  Province of Saskatchewan, Zero Coupon Bond, 4/10/14 ....              19,000,000           5,205,857
  Province of Saskatchewan, 8.750%, 5/30/25 ..............              11,735,000          10,686,373
  Province of Saskatchewan (Certificate of Deposit),
    Zero Coupon Bond, 2/04/22 ............................               2,350,000             401,646
  Province of Saskatchewan (Certificate of Deposit),
    Zero Coupon Bond, 5/30/25 ............................              25,055,000           3,537,853
                                                                                         -------------
                                                                                           301,223,429
                                                                                         -------------
Communications -- 0.9%
  Arch Communications Group, Inc., Zero Coupon Bond,
    3/15/08 (step to 10.875% on 3/15/01) (b) .............    USD       17,435,000           8,281,625
  Century Communications Corp., 8.375%, 11/15/17 .........               5,000,000           4,750,000
                                                                                         -------------
                                                                                            13,031,625
                                                                                         -------------
Computers -- 1.6%
  Apple Computer, Inc., 6.500%, 2/15/04 ..................               5,665,000           5,013,525
  Seagate Technology, Inc., 7.370%, 3/01/07 ..............               6,000,000           5,982,420
  Seagate Technology, Inc., 7.450%, 3/01/37 ..............               3,850,000           3,859,047
  Seagate Technology, Inc., 7.875%, 3/01/17 ..............              10,250,000           9,776,040
  Streamlogic Corp., 14.000%, 10/07/98 (d) (e) ...........                 139,170               6,959
                                                                                         -------------
                                                                                            24,637,991
                                                                                         -------------
Electronics -- 1.4%
  Pioneer Standard Electronics, Inc., 8.500%, 8/01/06 ....               1,000,000           1,045,832
  Westinghouse Electric Corp., 7.875%, 9/01/23 ...........              20,350,000          20,361,600
                                                                                         -------------
                                                                                            21,407,432
                                                                                         -------------
Entertainment -- 5.2%
  Boston Celtics Ltd., 6.000%, 6/30/38 ...................                 981,000             580,016
  Time Warner Entertainment Co., 6.875%, 6/15/18 .........               8,710,000           9,000,217
  Time Warner Entertainment Co., 6.950%, 1/15/28 .........              36,900,000          38,351,277
  Time Warner Entertainment Co., 7.570%, 2/01/24 .........              27,170,000          30,144,300
                                                                                         -------------
                                                                                            78,075,810
                                                                                         -------------
Food & Beverage -- 0.3%
  Borden, Inc., 7.875%, 2/15/23 ..........................               5,500,000           5,084,750
                                                                                         -------------
Foreign Government/Agency -- 5.9%
  Escom, 11.000%, 6/01/08 ................................    ZAR       26,500,000           3,060,376
  Republic of Argentina, 5.750%, 3/31/23 (step to
    6.000% on 3/31/99) (b) ...............................    USD        1,000,000             696,250
  Republic of Argentina, 6.625%, 3/31/05 (f) .............               1,104,500             872,555
  Republic of Argentina, 9.750%, 9/19/27 .................               2,250,000           1,831,500
  Republic of Brazil, 10.125%, 5/15/27 ...................              42,481,000          26,656,828
  Republic of Brazil C Bond, 8.000%, 4/15/14 PIK (g) .....              39,215,207          23,285,990
  Republic of Ecuador, 3.500%, 2/28/25 (step to 4.000%
    on 2/28/99) (b) ......................................               1,750,000             701,102
  Republic of Ecuador, 6.625%, 2/27/15 PIK (f) (g) .......               7,129,432           2,424,720
  Republic of Korea, 8.875%, 4/15/08 .....................               2,000,000           1,721,200
  Republic of Panama, 4.000%, 7/17/14 (step to 4.250%
    on 7/17/99) (b) ......................................                 950,000             657,875
  Republic of South Africa, 12.000%, 2/28/05 .............    ZAR       20,000,000           2,690,300
  Republic of South Africa, 12.500%, 12/21/06 ............              42,450,000           5,545,657
  Republic of South Africa, 13.500%, 9/15/15 .............              14,850,000           1,990,000
  Republic of Venezuela, 9.250%, 9/15/27 .................    USD       31,350,000          17,399,250
                                                                                         -------------
                                                                                            89,533,603
                                                                                         -------------
Foreign Issuer -- 9.0%
  Bangko Sentral Pilipinas, 8.600%, 6/15/27 ..............              11,000,000           7,287,500
  Bangkok Bank Public Co. Ltd., 8.250%, 3/15/16 144A (c) .               5,370,000           2,369,351
  Bangkok Bank Public Co. Ltd., 8.375%, 1/15/27 144A (c) .              34,365,000          14,830,560
  Compania de Transporte Energia, 9.250%, 4/01/08 144A (c)               2,250,000           1,687,500
  Espirito Santo Centrais Eletricas SA, 10.000%, 7/15/07 .               3,000,000           1,620,000
  Export Import Bank of Korea, 6.375%, 2/15/06 ...........               1,000,000             661,819
  Hyundai Motor Co. Ltd., 7.600%, 7/15/07 144A (c) .......               4,000,000           2,958,680
  Hyundai Semiconductor, 8.625%, 5/15/07 144A (c) ........                 500,000             345,000
  Indah Kiat Finance Mauritius Ltd., 10.000%, 7/01/07 ....                 500,000             217,500
  Industrial Finance Corp. of Thailand, 7.375%,
   1/14/07 144A (c) ......................................               1,500,000             933,900
  Korea Electric Power Corp., 6.750%, 8/01/27 ............               1,500,000           1,058,610
  Korea Electric Power Corp., 7.000%, 2/01/27 ............               1,500,000             997,470
  Korea Electric Power Corp., 7.400%, 4/01/16 ............              11,998,601           7,772,334
  Korea Electric Power Corp., 7.750%, 4/01/13 ............               8,975,000           5,468,737
  Multicanal SA, 10.500%, 4/15/18 144A (c) ...............               4,000,000           2,560,000
  National Power Corp., 9.625%, 5/15/28 ..................               3,765,000           2,404,291
  Pan Pacific Industrial Investment Plc, Zero Coupon
    Bond, 4/28/07 144A (c) ...............................              20,760,000           6,573,239
  Perez Companc SA, 8.125%, 7/15/07 144A (c) .............               3,590,000           2,907,900
  Petroleos Mexicanos, 9.500%, 9/15/27 ...................                 500,000             378,000
  Petroleos Mexicanos, Medium Term, 8.625%, 12/01/23
    144A (c) .............................................               3,100,000           2,216,500
  Philippine Long Distance Telephone Co., 8.350%, 3/06/17                4,950,000           3,200,581
  Pindo Deli Finance Mauritius Ltd., 10.750%, 10/01/07 ...               7,750,000           3,138,750
  Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27 ...              15,500,000           5,363,000
  Pindo Deli Finance Mauritius Ltd., 11.750%, 10/01/17 ...               1,500,000             618,750
  Pohang Iron & Steel Co. Ltd., 7.125%, 11/01/06 .........    USD        1,500,000           1,072,365
  Pycsa Panama SA, 10.280%, 12/15/12 144A (c) ............               2,000,000           1,672,500
  Quezon Power Philippines Co., 8.860%, 6/15/17 ..........               7,875,000           4,860,686
  Samsung Electronics Co. Ltd., 7.450%, 10/01/02 144A(c) .               1,500,000           1,066,365
  Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A(c) .              12,500,000           5,875,000
  Samsung Electronics Co. Ltd., 8.500%, 11/01/02 .........               1,000,000             741,670
  Siam Commercial Bank Public Co., 7.500%, 3/15/06
    144A (c) .............................................               7,000,000           3,150,000
  Tata Electric Co., 8.500%, 8/19/17 144A (c) ............               9,000,000           6,367,500
  Telekom Malaysia Berhad, 7.875%, 8/01/25 144A (c) ......              12,025,000           6,374,332
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A (c) ......               9,075,000           3,412,381
  TFM SA de CV, Zero Coupon Bond, 6/15/09 (step to
    11.750% on 6/15/02) (b) ..............................               4,650,000           2,278,500
  Thai Farmers Bank Plc, 8.250%, 8/21/16 144A (c) ........              10,240,000           4,414,669
  Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04 ...........              16,200,000           6,804,000
  Total Access Communication Public Co. Ltd., 7.625%,
    11/04/01 144A (c) ....................................               5,400,000           3,294,000
  Total Access Communication Public Co. Ltd., 8.375%,
    11/04/06 144A (c) ....................................              12,575,000           7,167,750
                                                                                         -------------
                                                                                           136,121,690
                                                                                         ------------
Government Agencies -- 2.4%
  Federal Home Loan Mortgage Corp., 6.000%, 4/15/28 ......               5,000,000           5,043,750
  Federal National Mortgage Association, Zero Coupon
    Bond, 10/29/07 .......................................    NZD      103,925,000          30,512,197
                                                                                         -------------
                                                                                           35,555,947
                                                                                         -------------
Health Care -- Products -- 0.6%
  Bausch & Lomb, Inc., 7.125%, 8/01/28 ...................    USD        9,500,000           9,370,325
                                                                                         -------------
Health Care -- Services -- 0.5%
  Columbia/HCA Healthcare Corp., 7.050%, 12/01/27 ........               6,000,000           5,054,400
  Columbia/HCA Healthcare Corp., 7.190%, 11/15/15 ........               2,000,000           1,762,320
  Columbia/HCA Healthcare Corp., 7.580%, 9/15/25 .........               1,300,000           1,134,926
                                                                                         -------------
                                                                                             7,951,646
                                                                                         -------------
Home Builders -- 0.4%
  Pulte Corp., 7.300%, 10/24/05 ..........................               1,000,000           1,028,900
  Pulte Corp., 7.625%, 10/15/17 ..........................               5,000,000           4,953,950
                                                                                         -------------
                                                                                             5,982,850
                                                                                         -------------
Insurance -- 0.2%
  Loews Corp., 7.000%, 10/15/23 ..........................               3,500,000           3,471,860
                                                                                         -------------
Oil & Gas -- 1.3%
  Chesapeake Energy Corp., 8.500%, 3/15/12 ...............               2,075,000           1,597,750
  Pioneer Natural Resources Co., 7.200%, 1/15/28 .........               2,000,000           1,745,840
  R & B Falcon Corp., 7.375%, 4/15/18 ....................              14,000,000          13,315,680
  Seagull Energy Corp., 7.500%, 9/15/27 ..................               3,850,000           3,487,677
                                                                                         -------------
                                                                                            20,146,947
                                                                                         -------------
Rail -- Transport -- 0.0%
  Missouri Pacific Railroad Co., 5.000%, 1/01 /45 ........    USD          248,000             153,760
                                                                                         -------------
Real Estate Investment Trusts -- 3.6%
  AMB Property Corp., 7.500%, 6/30/18 ....................               7,500,000           7,194,000
  First Industrial, 7.500%, 12/01/17 .....................               6,000,000           6,180,702
  First Industrial, 7.600%, 7/15/28 ......................              13,000,000          12,244,570
  Highwoods Realty LP, 7.500%, 4/15/18 ...................               3,750,000           3,559,200
  Security Capital Group, Inc., 7.700%, 6/15/28 144A (c) .              16,725,000          15,763,312
  Susa Partnership LP, 7.450%, 7/01/18 ...................               5,300,000           5,002,776
  Trinet Corporate Realty Trust, Inc., 7.700%, 7/15/17 ...               4,000,000           3,839,600
                                                                                         -------------
                                                                                            53,784,160
                                                                                         -------------
Retail -- General -- 1.7%
  Bradlees, Inc., 9.250%, 3/01/03 (d) (e) ................                 250,000               1,875
  Bradlees, Inc., 11.000%, 8/01/02 (d) (e) ...............                 250,000               2,500
  Dillon Read Structured Finance Corp., 6.660%, 8/15/10 ..               2,467,189           2,442,048
  Dillon Read Structured Finance Corp., 7.430%, 8/15/18 ..               2,000,000           1,760,000
  Dillon Read Structured Finance Corp., 7.600%, 8/15/07 ..                 215,224             205,538
  Dillon Read Structured Finance Corp., 8.550%, 8/15/19 ..                 500,000             477,500
  K Mart Corp., 7.950%, 2/01/23 ..........................              14,365,000          13,934,050
  Penn Traffic Co., 8.625%, 12/15/03 .....................               1,000,000             560,000
  Penn Traffic Co., 9.625%, 4/15/05 ......................              17,083,000           3,074,940
  Woolworth Corp., 8.500%, 1/15/22 .......................               3,000,000           2,962,710
                                                                                         -------------
                                                                                            25,421,161
                                                                                         -------------
Steel -- 0.1%
  Geneva Steel Co., 9.500%, 1/15/04 ......................               3,500,000           1,575,000
                                                                                         -------------
Supranational -- 3.8%
  International Bank for Reconstruction & Development,
    Zero Coupon Bond, 8/20/07 ............................    NZD      159,375,000          46,456,963
  International Bank for Reconstruction & Development,
    8.000%, 5/23/07 ......................................              19,000,000          10,543,894
                                                                                         -------------
                                                                                            57,000,857
                                                                                         -------------
Taxable Municipal -- 0.1%
  Orange County, California Pension Obligation, Zero
    Coupon Bond, 9/01/16 .................................    USD        5,000,000           1,668,500
                                                                                         -------------
Telecommunications -- 7.1%
  Hyperion Telecommunications, Inc., Zero Coupon Bond,
    4/15/03 (step to 13.000% on 4/15/01) (b) .............               1,500,000           1,035,000
  Nextel Communications, Inc., Zero Coupon Bond,
    10/31/07 (step to 9.750% on 10/31/02) (b) ............              33,180,000          19,908,000
  Nextel Communications, Inc., Zero Coupon Bond, 2/15/08
    (step to 9.950% on 2/15/03) (b) ......................               1,800,000           1,062,000
  Nextel International, Inc., Zero Coupon Bond, 4/15/08
    (step to 12.125% on 4/15/03) (b) .....................              22,650,000          10,192,500
  Nextlink Communications, Inc., Zero Coupon Bond,
    4/15/08 (step to 9.450% on 4/15/03) (b) ..............    USD        5,000,000           2,900,000
  RCN Corp., Zero Coupon Bond, 10/15/07 (step to
    11.125% on 10/15/02) (b) .............................               4,350,000           2,414,250
  RCN Corp., Zero Coupon Bond, 2/15/08 (step to 9.800%
    on 2/15/03) (b) ......................................               2,500,000           1,325,000
  RCN Corp., Zero Coupon Bond, 7/01/08 (step to
    11.000% on 7/01/03) (b) ..............................              15,650,000           7,981,500
  TCI Communications, Inc., 7.125%, 2/15/28 ..............               4,760,000           5,201,919
  TCI Communications, Inc., 7.875%, 8/01/13 ..............               7,850,000           9,136,379
  TCI Communications, Inc., 7.875%, 2/15/26 ..............              35,252,000          41,568,806
  Teligent, Inc., Zero Coupon Bond, 3/01/08 (step to
    11.500% on 3/01/03) (b) ..............................               7,500,000           2,925,000
  Triton Communications, Zero Coupon Bond, 5/01/08
    (step to 11.000% on 5/01/03) 144A (b) (c) ............               5,000,000           2,200,000
                                                                                         -------------
                                                                                           107,850,354
                                                                                         -------------
Textile & Apparel -- 1.0%
  Burlington Industries, Inc., 7.250%, 8/01/27 ...........               9,000,000           9,199,440
  Fruit of the Loom, Inc., 7.375%, 11/15/23 ..............               3,000,000           2,525,370
  Kellwood Co., 7.625%, 10/15/17 .........................               2,500,000           2,440,525
  Phillips Van Heusen Corp., 7.750%, 11/15/23 ............               1,000,000             967,330
                                                                                         -------------
                                                                                            15,132,665
                                                                                         -------------
Tobacco -- 6.2%
  Philip Morris Cos., Inc., 7.750%, 1/15/27 ..............              48,410,000          52,401,889
  RJR Nabisco, Inc., 7.625%, 9/15/03 .....................              12,550,000          12,438,305
  RJR Nabisco, Inc., 8.500%, 7/01/07 .....................               8,150,000           8,193,928
  RJR Nabisco, Inc., 8.750%, 8/15/05 .....................               5,500,000           5,593,335
  RJR Nabisco, Inc., 9.250%, 8/15/13 .....................              14,143,000          14,289,663
                                                                                         -------------
                                                                                            92,917,120
                                                                                         -------------
Transportation -- 0.1%
  American President Cos. Ltd., 8.000%, 1/15/24 ..........               1,425,000           1,050,852
                                                                                         -------------
U.S. Government -- 11.6%
  U S. Treasury Bonds, 5.500%, 8/15/28 ...................              30,000,000          32,428,200
  U.S. Treasury Bonds, 6.000%, 2/15/26 ...................             102,775,000         114,979,531
  U.S. Treasury Bonds, 6.250%, 8/15/23 ...................              15,450,000          17,682,989
  U.S. Treasury Strips, Zero Coupon Bond, 8/15/20 ........              14,000,000           4,291,280
  U.S. Treasury Strips, Zero Coupon Bond, 8/15/23 ........              19,000,000           5,054,950
                                                                                         -------------
                                                                                           174,436,950
                                                                                         -------------
Utilities -- 1.9%
  AES Corp., 8.875%, 11/01/27 ............................               5,000,000           4,350,000
  Boston Edison Co., 7.800%, 3/15/23 .....................               1,000,000           1,090,585
  Comed Financing II, 8.500%, 1/15/27 ....................               5,000,000           5,387,700
  Commonwealth Edison Co., 4.750%, 12/01/11 ..............                 901,000             836,083
  KN Capital Trust, 7.630%, 4/15/28 ......................    USD       15,750,000          15,178,858
  Mobile Energy Services Co. LLC, 8.665%, 1/01/17 ........               5,961,835           2,086,642
                                                                                        --------------
                                                                                            28,929,868
                                                                                        --------------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $1,405,435,826) .....................                               1,333,974,972
                                                                                        --------------
CONVERTIBLE BONDS -- 8.5%
Auto & Related -- 0.1%
  Exide Corp., 2.900%, 12/15/05 144A (c) .................               3,375,000           1,674,844
                                                                                        --------------
Canadian -- 0.1%
  Rogers Communications, Inc., 2.000%, 11/26/05 ..........               3,000,000           1,899,360
                                                                                         -------------
Chemicals -- Major -- 0.1%
  FMC Corp., 6.750%, 1/16/05 .............................               1,325,000           1,238,875
  Hexcel Corp., 7.000%, 8/01/11 ..........................                 675,000             499,500
                                                                                         -------------
                                                                                             1,738,375
                                                                                         -------------
Computers -- 0.6%
  Apple Computer, Inc., 6.000%, 6/01/01 ..................               3,190,000           4,202,825
  Cray Research, Inc., 6.125%, 2/01/11 ...................                 635,000             482,600
  Maxtor Corp., 5.750%, 3/01/12 ..........................               3,100,000           1,798,000
  Read Rite Corp., Zero Coupon Bond, 9/01/04 .............               3,125,000           1,750,000
  Silicon Graphics, Inc., 5.250%, 9/01/04 ................                 625,000             515,625
  Telxon Corp., 5.750%, 1/01/03 ..........................                 225,000             215,438
  Western Digital, Zero Coupon Bond, 2/18/18 .............               2,150,000             444,770
                                                                                         -------------
                                                                                             9,409,258
                                                                                         -------------
Diversified Operations -- 0.3%
  Ogden Corp., 5.750%, 10/20/02 ..........................               1,750,000           1,693,125
  Ogden Corp., 6.000%, 6/01/02 ...........................                 500,000             485,000
  Thermo Electron Corp., 4.250%, 1/01/03 144A (c) ........               2,500,000           2,175,000
                                                                                         -------------
                                                                                             4,353,125
                                                                                         -------------
Electronics -- 0.9%
  Cirrus Logic, Inc., 6.000%, 12/15/03 ...................               1,600,000           1,016,000
  Cypress Semiconductor Corp., 6.000%, 10/01/02 ..........               1,000,000             862,500
  EDO Corp., 7.000%, 12/15/11 ............................                 434,000             328,212
  Kent Electronics Corp., 4.500%, 9/01/04 ................               6,800,000           4,692,000
  Lam Research Corp., 5.000%, 9/01/02 ....................               5,070,000           3,941,925
  National Semiconductor Corp., 6.500%, 10/01/02 .........                 500,000             440,000
  Richardson Electronics Ltd., 7.250%, 12/15/06 ..........                 450,000             333,000
  Thermedics, Inc., Zero Coupon Bond, 6/01/03 ............                 950,000             646,000
  Zenith Corp., 6.250%, 4/01/11 (d) ......................               2,405,000             733,525
                                                                                         -------------
                                                                                            12,993,162
                                                                                         -------------
Environmental Services -- 0.3%
  Air & Water Technologies Corp., 8.000%, 5/15/15 ........    USD        1,450,000           1,094,750
  Thermo TerraTech, Inc., 4.625%, 5/01/03 ................                 400,000             375,000
  Thermo TerraTech, Inc., 4.625%, 5/01/03 144A (c) .......               3,890,000           3,359,988
                                                                                         -------------
                                                                                             4,829,738
                                                                                         -------------
Foreign Issuer -- 2.3%
  Advanced Agro Public Co., 3.500%, 6/17/01 ..............               1,625,000           1,405,625
  APP Finance VII Mauritius Ltd., 3.500%, 4/30/03 144A (c)               8,125,000           3,087,500
  APP Finance VII Mauritius Ltd., 3.500%, 4/30/03 ........               5,540,000           2,105,200
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04 ..........              11,000,000           2,915,000
  Banpu Public Co., 2.750%, 4/10/03 ......................               5,030,000           3,168,900
  Burns, Philp, 5.500%, 4/30/04 ..........................               4,480,000           2,284,800
  Empresas ICA Sociedad, 5.000%, 3/15/04 .................               3,700,000           2,460,500
  Loxley Public Co. Ltd., 2.500%, 4/04/01 ................               7,700,000           1,540,000
  Piltel, 1.750%, 7/17/06 ................................               2,100,000           1,228,500
  Samsung Corp., 0.250%, 6/26/06 .........................               3,150,000           2,709,000
  Samsung Electronics Co. Ltd., Zero Coupon Bond,
    12/31/07 .............................................               5,925,000           3,851,250
  Sappi BVI Finance, 7.500%, 8/01/02 .....................               4,650,000           3,731,625
  Siam Commercial Bank Public Co., 3.250%, 1/24/04 .......               3,075,000             830,250
  Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04 .....               1,930,000             897,450
  Ssangyong Oil Refining Co., Inc., 3.750%, 12/31/08 .....                 455,000             379,925
  Telekom Malaysia Berhad, 4.000%, 10/03/04 ..............                 750,000             405,000
  Total Access Communication Public Co., Ltd.,
    2.00%, 5/31/06 .......................................               3,400,000           2,346,000
                                                                                         -------------
                                                                                            35,346,525
                                                                                         -------------
Freight Transportation -- 0.1%
  Builders Transportation, Inc., 8.000%, 8/15/05 (d) (e) .               1,000,000               1,250
  Preston Corp., 7.000%, 5/01/11 .........................                 750,000             577,500
  Worldway Corp., 6.250%, 4/15/11 ........................               1,463,000           1,199,660
                                                                                         -------------
                                                                                             1,778,410
                                                                                         -------------
Health Care -- Drugs -- 0.3%
  Chiron Corp., 1.900%, 11/17/00 .........................               1,000,000             942,500
  Dura Pharmaceuticals, Inc., 3.500%, 7/15/02 ............                 375,000             258,750
  Glycomed, Inc., 7.500%, 1/01/03 ........................               1,148,100           1,044,771
  NABI, Inc., 6.500%, 2/01/03 ............................               3,750,000           2,226,563
                                                                                         -------------
                                                                                             4,472,584
                                                                                         -------------
Health Care -- Medical Technology -- 0.0%
  Heartport, Inc., 7.250%, 5/01/04 .......................               1,000,000             470,000
                                                                                         -------------
Home Builders -- 0.0%
  Schuler Homes, Inc., 6.500%, 1/15/03 ...................                 750,000             639,375
                                                                                         -------------
Insurance -- 0.8%
  Loews Corp., 3.125%, 9/15/07 ...........................              14,775,000          11,746,125
                                                                                         -------------
Leisure -- 0.1%
  AMF Bowling, Inc., Zero Coupon Bond, 5/12/18 144A(c) ...    USD       15,200,000           1,482,000
                                                                                         -------------
Machinery -- 0.1%
  Intevac, Inc., 6.500%, 3/01/04 .........................               1,250,000             871,875
                                                                                         -------------
Multi-Industry -- 0.0%
  Thermo Instrument Systems, Inc., 4.500%, 10/15/03
    144A (c) .............................................                 450,000             376,313
                                                                                         -------------
Oil & Gas -- 0.6%
  Baker Hughes, Inc., Zero Coupon Bond, 5/05/08 ..........              11,900,000           7,854,000
  Houston Industries, Inc., 6.000%, 3/15/12 ..............                 447,500             429,600
  Key Energy Group, Inc., 5.000%, 9/15/04 ................               2,250,000           1,389,375
                                                                                         -------------
                                                                                             9,672,975
                                                                                         -------------
Publishing -- 0.2%
  Scholastic Corp., 5.000%, 8/15/05 144A (c) .............               2,550,000           2,352,375
                                                                                         -------------
Real Estate Investment Trusts -- 0.6%
  Federal Realty Investors Trust, 5.250%, 10/28/03 .......               2,250,000           2,092,500
  Rockefeller Properties, Zero Coupon Bond, 12/31/00 .....               7,000,000           5,407,500
  Sizeler Property Investors, Inc., 8.000%, 7/15/03 ......               1,175,000           1,101,562
                                                                                         -------------
                                                                                             8,601,562
                                                                                         -------------
Restaurants -- 0.4%
  Boston Chicken, Inc., Zero Coupon Bond, 6/01/15 ........               4,125,000              72,187
  Boston Chicken, Inc., 4.500%, 2/01/04 ..................               3,250,000             227,500
  Einstein/Noah Bagel Corp., 7.250%, 6/01/04 .............               2,880,000           1,296,000
  Shoney's, Inc., Zero Coupon Bond, 4/11/04 ..............               8,060,000           3,606,850
  TPI Enterprises, Inc., 8.250%, 7/15/02 .................                 700,000             591,500
                                                                                         -------------
                                                                                             5,794,037
                                                                                         -------------
Retail -- Specialty -- 0.1%
  Bell Sports Corp., 4.250%, 11/15/00 ....................                  96,000              82,200
  CML Group, Inc., 5.500%, 1/15/03 .......................               1,224,000             306,000
  Jacobson Stores, Inc., 6.750%, 12/15/11 ................                 540,000             469,800
                                                                                         -------------
                                                                                               858,000
                                                                                         -------------
Telecommunications -- 0.4%
  Broadband Technologies, Inc., 5.000%, 5/15/01 ..........               9,800,000           5,745,250
                                                                                         -------------
Textile & Apparel -- 0.1%
  Dixie Yarns, Inc., 7.000%, 5/15/12 .....................                 282,000             213,615
  Fieldcrest Cannon, Inc., 6.000%, 3/15/12 ...............                 890,000             738,700
                                                                                         -------------
                                                                                               952,315
                                                                                         -------------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $164,036,236) .......................                                 128,057,583
                                                                                        --------------
  TOTAL BONDS AND NOTES
    (Identified Cost $1,569,472,062) .....................                               1,462,032,555
                                                                                        --------------

                                                                          SHARES
------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 0.2% OF NET ASSETS

Computers -- 0.0%
  Streamlogic Corp. (d) (h) ..............................                 266,066                 266
                                                                                         -------------
Restaurants -- 0.2%
  Advantica Restaurant Group, Inc. (h) ...................                 646,448           3,070,628
                                                                                         -------------
  TOTAL COMMON STOCKS
    (Identified Cost $8,226,376) .........................                                   3,070,894
                                                                                         -------------
PREFERRED STOCKS -- 1.3% of Net Assets

Building Materials -- 0.2%
  Owens Corning, 6.500% ..................................                  66,000           3,225,750
                                                                                         -------------
Chemicals -- Major -- 0.0%
  E.I. du Pont DeNemours & Co., $3.50 ....................                   3,775             272,744
                                                                                         -------------
Computer Software & Services -- 0.1%
  Unisys Corp., $3.75 ....................................                  27,300           1,293,338
                                                                                         -------------
Financial Services -- 0.2%
  Hvide Capital Trust, 6.500% ............................                  77,500           2,247,500
                                                                                         -------------
Freight Transportation -- 0.1%
  Arkansas Best Corp., $2.875 ............................                  39,670           1,274,399
                                                                                         -------------
Metals -- 0.3%
  Aluminum Co. of America, $3.75 .........................                  10,000             743,125
  Bethlehem Steel Corp., $3.50 ...........................                  99,050           4,036,287
                                                                                         -------------
                                                                                             4,779,412
                                                                                         -------------
Oil & Gas -- 0.2%
  Chesapeake Energy Corp., 7.000% 144A (c) ...............                  45,000             720,000
  Chesapeake Energy Corp., 7.000% ........................                  10,000             160,000
  Weatherford International, Inc., 5.000% ................                  63,000           2,016,000
                                                                                         -------------
                                                                                             2,896,000
                                                                                         -------------
Retail -- General -- 0.0%
  K Mart Financing Corp., 7.750% .........................                  10,000             500,000
                                                                                        --------------
Telecommunications -- 0.0%
  Hyperion Telecommunications, Inc., 12.875% PIK (g) .....                     591             484,983
                                                                                         -------------
Utilities -- 0.2%
  Central Maine Power Co., 3.500% ........................                   2,230             122,093
  Cleco Corp., 4.750% ....................................                   1,500             135,375
  Commonwealth Energy Systems, $4.80 .....................                   3,168             277,200
  Connecticut Light & Power Co., $1.90 ...................                   2,925              78,975
  Entergy Louisiana, Inc., 4.160% ........................                   2,600             184,600
  Jersey Central Power & Light Co., 4.000% ...............                   2,020             137,360
  MDU Resources Group, Inc., 5.100% ......................                   4,250             426,062
  Minnesota Power & Light Co., 5.000% ....................                     200              16,900
  Nevada Power Co., 4.700% ...............................                  15,886             347,506
  Niagara Mohawk Power Corp., 4.850% .....................                   5,000             395,000
  Northern States Power Co., $3.60 .......................                     900              58,444
  Public Service Co., 4.000% .............................                     360              25,020
                                                                                         -------------
                                                                                             2,204,535
                                                                                         -------------
  TOTAL PREFERRED STOCKS
    (Identified Cost $20,926,418) ........................                                  19,178,661
                                                                                        --------------
WARRANTS -- 0.0% of Net Assets

Computers -- 0.0%
  Streamlogic Corp., expiring 10/7/01 (d) (h) ............                   1,228                   0
                                                                                         -------------
  TOTAL WARRANTS
    (Identified Cost $0) .................................                                           0
                                                                                         -------------

                                                                         FACE
                                                                        AMOUNT
------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.4% OF NET ASSETS

  Repurchase Agreement with State Street Bank and
    Trust Co., dated 9/30/98 at 4.750% to be
    repurchased at $36,336,794 on 10/01/98
    collateralized by $30,785,000 U.S. Treasury Bond,
    6.500%, due 11/15/26 with a value of $37,062,246 .....    USD       36,332,000          36,332,000
                                                                                        --------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $36,332,000) ........................                                  36,332,000
                                                                                        --------------
TOTAL INVESTMENTS -- 100.7%
  (IDENTIFIED COST $1,634,956,856) (i) ...................                               1,520,614,110
  Liabilities, Less Cash and Other Assets -- (0.7%) ......                                 (10,764,239)
                                                                                        --------------
NET ASSETS -- 100% .......................................                              $1,509,849,871
                                                                                        ==============

(a)  See Note 1.
(b)  Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)  Company in Chapter 11 Bankruptcy.
(e)  Security in default.
(f)  Floating Rate Bond: Coupon is six month London Interbank Offered Rate (LIBOR) plus .8125%.
(g)  All or a portion of income may be received as additional securities.
(h)  Non-income producing security.
(i)  At September 30, 1998, the net unrealized depreciation on investments based on cost of
     $1,634,983,545 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $96,390,901 and $210,760,336, respectively, resulting in net unrealized depreciation of $114,369,435.

Key to Abbreviations:

CAD:          Canadian Dollar
NZD:          New Zealand Dollar
USD:          United States Dollar
ZAR:          South African Rand
                            See accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
------------------------------------------------------------------------------------------------------

LOOMIS SAYLES GLOBAL BOND FUND
------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1998
                                                                          FACE
                                                                         AMOUNT               VALUE (a)
------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 90.8% OF NET ASSETS
Argentina -- 1.2%
  Republic of Argentina, 5.750%, 3/31/23 (step to 6.000%
    on 3/31/99) (b) ......................................    USD          600,000       $     417,750
                                                                                         -------------
Australia -- 11.7%
New South Wales Trust, 6.500%, 5/01/06 ...................    AUD        1,900,000           1,193,898
  News America Holdings, Inc., 8.625%, 2/07/14 ...........               1,240,000             816,720
  Queensland Treasury, 6.500%, 6/14/05 ...................                 730,000             464,127
  Queensland Treasury, 8.000%, 9/14/07 ...................               1,600,000           1,124,515
  South Australia Government Finance Authority, Zero
    Coupon Bond, 12/21/15 ................................               2,750,000             636,904
                                                                                         -------------
                                                                                             4,236,164
                                                                                         -------------
Canada -- 4.1%
Government of Canada, 8.750%, 12/01/05 ...................    CAD          700,000             564,701
  Province of British Columbia, Zero Coupon Bond, 9/05/20.               5,025,000             917,831
                                                                                         -------------
                                                                                             1,482,532
                                                                                         -------------
Finland -- 4.3%
Republic of Finland, 6.000%, 4/25/08 .....................    FIM        7,000,000           1,556,688

                                                                                         ------------
Germany -- 25.4%
  Bayerische Vereinsbank, 6.000%, 1/23/06 ................    DEM        2,000,000           1,332,894
  Deutsche Finance BV, 7.500%, 2/10/03 ...................               2,300,000           1,549,355
  Federal Republic of Germany, 6.500%, 3/15/00 ...........               2,000,000           1,247,627
  Geberit International SA, 10.125%, 4/16/07 .............                 800,000             524,535
  Germany Unity, 8.000%, 1/21/02 .........................               2,200,000           1,494,638
  Kreditanstalt Wierdarauf, 6.000%, 2/09/06 ..............               1,100,000             736,385
  Treuhandanstalt, 6.625%, 7/09/03 .......................                 300,000             202,072
  Treuhandanstalt, 6.750%, 5/13/04 .......................               1,700,000           1,167,773
  Westdt Landesbank, 5.250%, 10/14/05 ....................               1,500,000             957,457
                                                                                         -------------
                                                                                             9,212,736
                                                                                         -------------
Ireland -- 6.9%
  Republic of Ireland, 6.000%, 8/18/08 ...................    IEP          642,000           1,090,666
  Republic of Ireland, 8.000%, 8/18/06 ...................                 750,000           1,398,476
                                                                                         -------------
                                                                                             2,489,142
                                                                                         -------------
Japan -- 2.9%
  MBL International Finance (Bermuda), 3.000%, 11/30/02 (c)   USD          300,000             256,125
  MBL International Finance (Bermuda), 3.000%, 11/30/02 (c)                950,000             795,625
                                                                                         -------------
                                                                                             1,051,750
                                                                                         -------------
Malaysia -- 2.2%
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A (d) ......               2,125,000             799,043
                                                                                         -------------
Netherlands -- 3.1%
  Dutch Government, 5.750%, 9/15/02 ......................    NLG        2,000,000           1,139,459
                                                                                         -------------
New Zealand -- 4.7%
  Government of New Zealand, 7.000%, 7/15/09 .............    NZD        1,820,000           1,005,892
  Government of New Zealand, 8.000%, 11/15/06 ............               1,200,000             689,069
                                                                                         -------------
                                                                                             1,694,961
                                                                                         -------------
Philippines -- 5.1%
Bangko Sentral Pilipinas, 8.600%, 6/15/27 ................    USD        1,300,000             861,250
  FLI Capital Cayman, 3.750%, 2/01/02 (step to 6.250%
    on 8/01/99) (b) (c) ..................................                 900,000             544,500
  MBIA, Inc., Zero Coupon Bond, 12/18/01 (c) .............                 800,000             438,000
                                                                                         -------------
                                                                                             1,843,750
                                                                                         -------------
Poland -- 2.1%
  Government of Poland, 4.000%, 10/27/14 (step to 5.000%
    on 10/27/98) (b) ....................................                  900,000             770,670
                                                                                         -------------
South Africa -- 5.5%
  Escom, 11.000%, 6/01/08 ................................    ZAR        6,000,000             692,915
  Republic of South Africa, 8.500%, 6/23/17 ..............    USD        1,000,000             570,000
  Sappi BVI Finance, 7.500%, 8/01/02 ....................                  900,000             722,250
                                                                                         -------------
                                                                                             1,985,165
                                                                                         -------------
South Korea -- 3.0%
  Korea Development Bank, 6.625%, 11/21/03 ...............                 500,000             387,355
  Korea Development Bank, 6.750%, 12/01/05 ...............                 200,000             147,236
  Samsung Electronics Co. Ltd., Zero Coupon Bond,
    12/31/07 (c) .........................................                 500,000             325,000
  Samsung Electronics Co. Ltd., 5.375%, 12/16/01 .........    DEM          500,000             242,508
                                                                                         -------------
                                                                                             1,102,099
                                                                                         -------------
Supranational -- 1.2%
  International Bank for Reconstruction & Development,
  Zero Coupon Bond, 8/20/07 ..............................    NZD        1,500,000             437,242
                                                                                         -------------
Thailand -- 2.8%
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04 (c) ......    USD        2,100,000             556,500
  Kingdom of Thailand, 7.750%, 4/15/07 ...................                 400,000             317,420
  Loxley Public Co. Ltd., 2.500%, 4/04/01 (c) ............                 700,000             140,000
                                                                                          ------------
                                                                                             1,013,920
                                                                                         -------------
United Kingdom -- 0.4%
Colt Telecom Group Plc, 7.625%, 7/31/08 ..................    DEM          300,000             158,977
                                                                                         -------------
United States -- 4.2%
  Federal National Mortgage Association, 6.375%, 8/15/07 .    AUD          525,000             331,569
  Federal National Mortgage Association, 7.250%, 6/20/02 .    NZD        1,300,000             669,336
  RJR Nabisco, Inc., 9.250%, 8/15/13 .....................    USD          500,000             505,185
                                                                                         -------------
                                                                                             1,506,090
                                                                                         -------------
  TOTAL BONDS AND NOTES
    (Identified Cost $35,533,105) ........................                                  32,898,138
                                                                                         -------------

                                                                         SHARES
-------------------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 2.7% OF NET ASSETS

Japan -- 2.7%
  Sakura Finance, 0.750% .................................             186,000,000       $     528,974
  Sanwa International Ltd. (Bermuda), 1.250% 144A (d) ....             102,000,000             448,582
                                                                                         -------------
                                                                                               977,556
                                                                                         -------------
  TOTAL PREFERRED STOCKS
    (Identified Cost $1,931,253) .........................                                     977,556
                                                                                         -------------

                                                                          FACE
                                                                         AMOUNT
------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 4.6% OF NET ASSETS

  Repurchase Agreement with State Street Bank and Trust
    Co., dated 9/30/98 at 4.750% to be repurchased at
    $1,682,222 on 10/01/98 collateralized by $1,430,000
    U.S. Treasury Bond, 6.500%, due 11/15/26 with a value
    of $1,721,586 ........................................    USD        1,682,000           1,682,000
                                                                                         -------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $1,682,000) ........................                                    1,682,000
                                                                                         -------------
TOTAL INVESTMENTS -- 98.1%
  (IDENTIFIED COST $39,146,358) (d) .....................                                   35,557,694
  Cash and Other Assets, Less Liabilities -- 1.9% .......                                      677,853
                                                                                         -------------
NET ASSETS -- 100% ......................................                                  $36,235,547
                                                                                           ===========

LOOMIS SAYLES GLOBAL BOND FUND (continued)
-----------------------------------------------------------------------------------------------------------------

Portfolio of Investments -- As of September 30, 1998

        (a)  See Note 1.
        (b)  Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
        (c)  Convertible Bond.
        (d)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        (e)  At September 30, 1998, the net unrealized depreciation on investments based on cost of
             $39,155,200 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,331,465 and $4,928,971, respectively, resulting in net unrealized depreciation of
             $3,597,506.

Key to Abbreviations:

AUD:         Australian Dollar           NLG:     Dutch Guilder
CAD:         Canadian Dollar             NZD:     New Zealand Dollar
DEM:         Deutsche Mark               USD:     United States Dollar
FIM:         Finnish Markka              ZAR:     South African Rand
IEP:         Irish Punt

                         Ten Largest Sector Holdings
             at September 30, 1998 as a Percentage of Net Assets

Foreign Government/Agency                                                49.2%
Banking & Finance                                                        18.5%
Financial                                                                12.2%
U.S. Government                                                           2.8%
Media & Entertainment                                                     2.3%
Utilities                                                                 2.2%
Electronics                                                               1.6%
Consumer Durables                                                         1.4%
Tobacco                                                                   1.4%
Supranational                                                             1.2%

               See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------------------------------

LOOMIS SAYLES HIGH YIELD FUND
-------------------------------------------------------------------------------------------------------

Portfolio of Investments -- As of September 30, 1998

                                                                             FACE
                                                                            AMOUNT            VALUE (a)
-------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 87.1% of Net Assets

NON-CONVERTIBLE BONDS -- 55.7%
  Broadcasting -- 1.2%
  Fox Family Worldwide, Inc., Zero Coupon Bond, 11/01/07
    (step to 10.250% on 11/01/02) (b) ......................    USD        200,000         $   124,000
                                                                                           -----------
Canadian -- 5.8%
  Clearnet Communications, Inc., Zero Coupon Bond,
    8/13/07 (step to 11.750% on 8/13/02) (b) ...............    CAD        600,000             212,494
  Clearnet Communications, Inc., Zero Coupon Bond,
    5/15/08 (step to 10.400% on 5/15/03) (b) ...............               300,000              94,441
  International Semi-Tech Corp., Zero Coupon Bond, 8/15/03
    (step to 11.500% on 8/15/00) (b) .......................    USD        525,000              89,250
  MetroNet Communications Corp., Zero Coupon Bond,
    6/15/08 (step to 9.950% on 6/15/03) (b) ................               250,000             137,500
  Microcell Telecommunications, Inc., Zero Coupon Bond,
    10/15/07 (step to 11.125% on 10/15/02) (b) .............    CAD        235,000              83,227
                                                                                           -----------
                                                                                               616,912
                                                                                           -----------
Communications -- 1.5%
  Arch Communications Group, Inc., Zero Coupon Bond,
    3/15/08  (step to 10.875% on 3/15/01) (b) ..............    USD        340,000             161,500
                                                                                           -----------
Entertainment -- 0.3%
  Boston Celtics Ltd., 6.000%, 6/30/38 .....................                62,000              36,658
                                                                                           -----------
Foreign Government/Agency -- 8.8%
  Escom, 11.000%, 6/01/08 ..................................    ZAR        275,000              31,759
  Republic of Argentina, 6.625%, 3/31/05 (c) ...............    USD         47,000              37,130
  Republic of Brazil, 10.125%, 5/15/27 .....................               255,000             160,012
  Republic of Brazil C Bond, 8.000%, 4/15/14 PIK (d) .......               493,090             292,797
  Republic of Ecuador, 6.625%, 2/27/15 PIK (c) (d) .........               169,747              57,731
  Republic of Panama, 4.000%, 7/17/14 (step to 4.250% on
    7/17/99) (b) ...........................................               150,000             103,875
  Republic of Peru, 3.250%, 3/07/17 (step to 3.750% on
    3/07/99) (b) ...........................................               200,000              92,500
  Republic of South Africa, 12.500%, 12/21/06 ..............    ZAR        500,000              65,320
  Republic of Venezuela, 9.250%, 9/15/27 ...................    USD        175,000              97,125
                                                                                           -----------
                                                                                               938,249
                                                                                           -----------
Foreign Issuer -- 23.5%
  Bangko Sentral Pilipinas, 8.600%, 6/15/27 ................               350,000             231,875
  Bangkok Bank Public Co. Ltd., 8.250%, 3/15/16 144A (e) ...               150,000              66,183
  Bangkok Bank Public Co. Ltd., 8.375%, 1/15/27 144A (e) ...               250,000             107,890
  Espirito Santo Centrais Eletricas SA, 10.000%, 7/15/07 ...               100,000              54,000
  Export Import Bank of Korea, 6.375%, 2/15/06 .............                50,000              33,091
  Hyundai Motor Co. Ltd., 7.600%, 7/15/07 144A (e) .........               100,000              73,967
  Korea Electric Power Corp., 7.400%, 4/01/16 ..............               238,067             154,213
  Korea Electric Power Corp., 7.750%, 4/01/13 ..............               200,000             121,866
  Multicanal SA, 10.500%, 2/01/07 ..........................               125,000              77,500
  Multicanal SA, 10.500%, 4/15/18 144A (e) .................               125,000              80,000
  Murrin Murrin Holdings Property Ltd., 9.375%, 8/31/07 ....    USD         50,000              41,500
  National Power Corp., 9.625%, 5/15/28 ....................               100,000              63,859
  Pan Pacific Industrial Investment Plc, Zero Coupon Bond,
    4/28/07 144A (e) .......................................               300,000              94,989
  Petroleos Mexicanos, Medium Term, 8.625%, 12/01/23 144A(e)               145,000             103,675
  Philippine Long Distance Telephone Co., 8.350%, 3/06/17 ..               200,000             129,316
  Pindo Deli Finance Mauritius Ltd., 10.750%, 10/01/07 .....               300,000             121,500
  Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27 .....               360,000             124,560
  Pycsa Panama SA, 10.280%, 12/15/12 144A (e) ..............               100,000              83,625
  Quezon Power Philippines Co., 8.860%, 6/15/17 ............               225,000             138,877
  Samsung Electronics Co. Ltd., 8.500%, 11/01/02 ...........               100,000              74,167
  Siam Commercial Bank Public Co., 7.500%, 3/15/06 144A(e) .               100,000              45,000
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A (e) ........               500,000             188,010
  Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04 .............               150,000              63,000
  Total Access Communication Public Co. Ltd., 7.625%,
    11/04/01 144A (e) ......................................               100,000              61,000
  Total Access Communication Public Co. Ltd., 8.375%,
    11/04/06 144A (e) ......................................               300,000             171,000
                                                                                           -----------
                                                                                             2,504,663
                                                                                           -----------
Health Care -- Services -- 0.6%
  Columbia/HCA Healthcare Corp., 7.050%, 12/01/27 ..........                75,000              63,180
                                                                                           -----------
Oil & Gas -- 2.2%
  Chesapeake Energy Corp., 7.875%, 3/15/04 .................                50,000              42,000
  Chesapeake Energy Corp., 8.500%, 3/15/12 .................               250,000             192,500
                                                                                           -----------
                                                                                               234,500
                                                                                           -----------
Rail -- Transport -- 0.2%
  Missouri Pacific Railroad Co., 4.750%, 1/01/20 ...........                30,000              20,400
                                                                                           -----------
Retail -- General -- 2.9%
  Dillon Read Structured Finance Corp., 7.430%, 8/15/18 ....               300,000             264,000
  Penn Traffic Co., 9.625%, 4/15/05 ........................               275,000              49,500
                                                                                           -----------
                                                                                               313,500
                                                                                           -----------
Steel -- 0.6%
  Geneva Steel Co., 9.500%, 1/15/04 ........................               150,000              67,500
                                                                                           -----------
Telecommunications -- 4.3%
  Nextel Communications, Inc., Zero Coupon Bond, 10/31/07
    (step to 9.750% on 10/31/02) (b) .......................               145,000              87,000
  Nextel Communications, Inc., Zero Coupon Bond, 2/15/08
    (step to 9.950% on 2/15/03) (b) ........................               100,000              59,000
  RCN Corp., Zero Coupon Bond, 10/15/07 (step to 11.125%
    on 10/15/02) (b) .......................................               175,000              97,125
  RCN Corp., Zero Coupon Bond, 2/15/08 (step to 9.800%
    on 2/15/03) (b) ........................................               100,000              53,000
  RCN Corp., Zero Coupon Bond, 7/01/08 (step to 11.000%
    on 7/01/03) (b) ........................................    USD        100,000              51,000
  Teligent, Inc., Zero Coupon Bond, 3/01/08 (step to 11.500%
    on 3/01/03) (b) ........................................               275,000             107,250
                                                                                           -----------
                                                                                               454,375
                                                                                           -----------
Textile & Apparel -- 2.3%
  Phillips Van Heusen Corp., 7.750%, 11/15/23 ..............               250,000             241,832
                                                                                           -----------
Transportation -- 0.7%
  American President Cos. Ltd., 8.000%, 1/15/24 ............               100,000              73,744
                                                                                           -----------
Utilities -- 0.8%
  Mobile Energy Services Co. LLC, 8.665%, 1/01/17 ..........               229,301              80,255
                                                                                           -----------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $8,042,945) ...........................                                 5,931,268
                                                                                           -----------

CONVERTIBLE BONDS -- 31.4%

Canadian -- 1.1%
  Rogers Communications, Inc., 2.000%, 11/26/05 ............               190,000             120,293
                                                                                           -----------
Computers -- 2.7%
  Cray Research, Inc., 6.125%, 2/01/11 .....................               113,000              85,880
  Data General Corp., 6.000%, 5/15/04 ......................                50,000              39,562
  HMT Technology Corp., 5.750%, 1/15/04 ....................                75,000              50,250
  Read Rite Corp., 6.500%, 9/01/04 .........................               150,000              84,000
  S3, Inc., 5.750%, 10/01/03 ...............................                50,000              29,500
                                                                                           -----------
                                                                                               289,192
                                                                                           -----------
Electronics -- 9.4%
  Cirrus Logic, Inc., 6.000%, 12/15/03 .....................               150,000              95,250
  Cypress Semiconductor Corp., 6.000%, 10/01/02 ............               100,000              86,250
  EDO Corp., 7.000%, 12/15/11 ..............................                25,000              18,906
  Integrated Device Technology, 5.500%, 6/01/02 ............                50,000              38,000
  Kent Electronics Corp., 4.500%, 9/01/04 ..................               250,000             172,500
  Lam Research Corp., 5.000%, 9/01/02 ......................               575,000             447,063
  Richardson Electronics Ltd., 7.250%, 12/15/06 ............                50,000              37,000
  Zenith Corp., 6.250%, 4/01/11 (f) ........................               350,000             106,750
                                                                                           -----------
                                                                                             1,001,719
                                                                                           -----------
Environmental Services -- 0.2%
  Air & Water Technologies Corp., 8.000%, 5/15/15 ..........                25,000              18,875
                                                                                           -----------
Foreign Issuer -- 5.6%
  Advanced Agro Public Co., 3.500%, 6/17/01 ................               125,000             108,125
  APP Finance VII Mauritius Ltd., 3.500%, 4/30/03 144A (e) .               125,000              47,500
  APP Finance VII Mauritius Ltd., 3.500%, 4/30/03 ..........                50,000              19,000
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04 ............               225,000              59,625
  Banpu Public Co., 2.750%, 4/10/03 ........................                25,000              15,750
  Burns, Philp, 5.500%, 4/30/04 ............................    USD         50,000              25,500
  Empresas ICA Sociedad, 5.000%, 3/15/04 ...................                75,000              49,875
  Loxley Public Co. Ltd., 2.500%, 4/04/01 ..................               100,000              20,000
  Samsung Electronics Co. Ltd., Zero Coupon Bond, 12/31/07 .               100,000              65,000
  Sappi BVI Finance, 7.500%, 8/01/02 .......................                75,000              60,187
  Siam Commercial Bank Public Co., 3.250%, 1/24/04 .........               250,000              67,500
  Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04 .......               125,000              58,125
                                                                                           -----------
                                                                                               596,187
                                                                                           -----------
Freight Transportation -- 0.5%
  Builders Transportation, Inc., 8.000%, 8/15/05 (f) (g) ...                75,000                  94
  Worldway Corp., 6.250%, 4/15/11 ..........................                62,000              50,840
                                                                                           -----------
                                                                                                50,934
                                                                                           -----------
Health Care -- Drugs -- 2.4%
  Dura Pharmaceuticals, Inc., 3.500%, 7/15/02 ..............               125,000              86,250
  Glycomed, Inc., 7.500%, 1/01/03 ..........................               100,000              91,000
  NABI, Inc., 6.500%, 2/01/03 ..............................               125,000              74,219
                                                                                           -----------
                                                                                               251,469
                                                                                           -----------
Health Care -- Services -- 0.6%
  Tenet Healthcare Corp., 6.000%, 12/01/05 .................                75,000              62,062
                                                                                           -----------
Home Builders -- 0.6%
  Schuler Homes, Inc., 6.500%, 1/15/03 .....................                70,000              59,675
                                                                                           -----------
Insurance -- 3.7%
  Loews Corp., 3.125%, 9/15/07 .............................               500,000             397,500
                                                                                           -----------
Leisure -- 0.5%
  AMF Bowling, Inc., Zero Coupon Bond, 5/12/18 144A (e) ....               600,000              58,500
                                                                                           -----------
Machinery -- 0.2%
  Intevac, Inc., 6.500%, 3/01/04 ...........................                25,000              17,438
                                                                                           -----------
Oil & Gas -- 0.3%
  Key Energy Group, Inc., 5.000%, 9/15/04 ..................                50,000              30,875
                                                                                           -----------
Real Estate Investment Trusts -- 0.1%
  Sizeler Property Investors, Inc., 8.000%, 7/15/03 ........                15,000              14,063
                                                                                           -----------
Restaurants -- 2.1%
  Boston Chicken, Inc., Zero Coupon Bond, 6/01/15 ..........               625,000              10,937
  Boston Chicken, Inc., 4.500%, 2/01/04 ....................               100,000               7,000
  Einstein/Noah Bagel Corp., 7.250%, 6/01/04 ...............                50,000              22,500
  Shoney's, Inc., Zero Coupon Bond, 4/11/04 ................               350,000             156,625
  TPI Enterprises, Inc., 8.250%, 7/15/02 ...................                25,000              21,125
                                                                                           -----------
                                                                                               218,187
                                                                                           -----------
Retail -- Specialty -- 0.6%
  CML Group, Inc., 5.500%, 1/15/03 .........................    USD        100,000              25,000
  Jacobson Stores, Inc., 6.750%, 12/15/11 ..................                50,000              43,500
                                                                                           -----------
                                                                                                68,500
                                                                                           -----------
Telecommunications -- 0.6%
  Broadband Technologies, Inc., 5.000%, 5/15/01 ............               100,000              58,625
                                                                                           -----------
Textile & Apparel -- 0.2%
  Converse, Inc., 7.000%, 6/01/04 ..........................                50,000              24,500
                                                                                           -----------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $4,315,745) ...........................                                  3,338,594
                                                                                           -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $12,358,690) ..........................                                 9,269,862
                                                                                           -----------
                                                                            SHARES
------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 3.7% of Net Assets

Foreign Issuer -- 0.6%
  Sappi Ltd., ADR (h) ......................................                17,500              61,250
  Siam Commercial Bank Public Co. (h) ......................                16,500               4,276
                                                                                           -----------
                                                                                                65,526
                                                                                           -----------
Oil & Gas -- 0.2%
  Chesapeake Energy Corp. ..................................                16,000              19,000
                                                                                           -----------
Real Estate Investment Trusts -- 2.6%
  Associated Estates Realty Corp. ..........................                 7,200             131,400
  Berkshire Realty Co., Inc. ...............................                 8,000              83,500
  Meditrust Corp. ..........................................                 3,500              59,719
                                                                                           -----------
                                                                                               274,619
                                                                                           -----------
Restaurants -- 0.3%
  Advantica Restaurant Group, Inc. (h) .....................                 7,197              34,186
                                                                                           -----------
  TOTAL COMMON STOCKS
    (Identified Cost $639,150) .............................                                   393,331
                                                                                           -----------
PREFERRED STOCKS -- 3.5% of Net Assets

Computer Software & Services -- 0.4%
  Unisys Corp., $3.75 ......................................                 1,000              47,375
                                                                                           -----------
Foreign Issuer -- 0.9%
  Philippine Long Distance Telephone Co., $3.50, GDS .......                 1,000              39,000
  Sakura Finance, 0.750% ...................................            18,000,000              51,191
                                                                                           -----------
                                                                                                90,191
                                                                                           -----------
Metals -- 0.8%
  Bethlehem Steel Corp., $3.50 .............................                 2,000              81,500
                                                                                           -----------
Oil & Gas -- 0.7%
  Chesapeake Energy Corp., 7.000% 144A (e) .................                 3,500              56,000
  Chesapeake Energy Corp., 7.000% ..........................                 1,250              20,000
                                                                                           -----------
                                                                                                76,000
                                                                                           -----------
Utilities -- 0.7%
  Central Maine Power Co., 3.500% ..........................                 1,260              68,985
  Entergy Gulf States, Inc., 4.400% ........................                   150               9,300
                                                                                           -----------
                                                                                                78,285
                                                                                           -----------
  TOTAL PREFERRED STOCKS
    (Identified Cost $500,729) .............................                                   373,351
                                                                                           -----------
                                                                             FACE
                                                                            AMOUNT
------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.1% of Net Assets
  Repurchase Agreement with State Street Bank and Trust
    Co., dated 9/30/98 at 4.750% to be repurchased at
    $224,030 on 10/01/98 collateralized by $180,000 U.S. ...
    Treasury Bond, 7.500%, due 11/15/16 with a value of
    $232,875 ...............................................    USD        224,000             224,000
                                                                                           -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $224,000) .............................                                   224,000
                                                                                           -----------
TOTAL INVESTMENTS -- 96.4%
  (IDENTIFIED COST $13,722,569) (i) ........................                                10,260,544
  Cash and Other Assets, Less Liabilities -- 3.6% ..........                                   383,869
                                                                                           -----------
NET ASSETS -- 100% .........................................                               $10,644,413
                                                                                           ===========

(a) See Note 1.
(b) Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c) Floating Rate Bond: Coupon is six month London Interbank Offered Rate (LIBOR) plus .8125%.
(d) All or a portion of income may be received as additional securities.
(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f) Company in Chapter 11 Bankruptcy.
(g) Security in default.
(h) Non-income producing security.
(i) At September 30, 1998, the net unrealized depreciation on investments based on cost of $13,722,569 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $80,435 and
    $3,542,460, respectively, resulting in net unrealized depreciation of $3,462,025.

Key to Abbreviations:

ADR: American Depositary Receipts
CAD: Canadian Dollar
GDS: Global Depositary Shares
USD: United States Dollar
ZAR: South African Rand

                                                        See accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
------------------------------------------------------------------------------------------------------

LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND
------------------------------------------------------------------------------------------------------

Portfolio of Investments -- As of September 30, 1998

                                                                            FACE
                                                                            AMOUNT           VALUE (a)
------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 96.6% of Net Assets
Banks/Savings & Loans -- 4.6%
  Capital One Bank, 5.950%, 2/15/01 ........................    USD        200,000          $  199,998
  Capital One Bank, 6.375%, 2/15/03 ........................               100,000             100,079
  Capital One Bank, 6.830%, 5/17/99 ........................                70,000              70,613
  NationsBank Corp., 7.000%, 9/15/01 .......................                55,000              57,757
                                                                                            ----------
                                                                                               428,447
                                                                                            ----------
Canadian -- 3.2%
  Government of Canada, 5.500%, 6/01/09 ....................    CAD        150,000             102,656
  International Semi-Tech Corp., Zero Coupon Bond, 8/15/03
    (step to 11.500% on 8/15/00) (b) .......................    USD        250,000              42,500
  MacMillan Bloedel Ltd., 6.750%, 2/15/06 ..................               150,000             148,583
                                                                                            ----------
                                                                                               293,739
                                                                                            ----------
Entertainment -- 1.9%
  Time Warner Entertainment Co., Inc., 7.750%, 6/15/05 .....               155,000             172,806
                                                                                            ----------
Financial Services -- 9.1%
  Associated Manufactured Housing, 6.475%, 3/15/28 .........                50,000              51,750
  Green Tree Financial Corp., 6.950%, 3/15/27 ..............               200,000             208,346
  Household Finance Corp., 5.875%, 9/25/04 .................               350,000             353,479
  OSCC Home Equity Loan Trust, 6.025%, 6/15/08 .............               223,096             225,624
                                                                                            ----------
                                                                                               839,199
                                                                                            ----------
Foreign Government/Agency -- 3.3%
  Republic of Brazil C Bond, 8.000%, 4/15/14 PIK (c) .......               174,032             103,340
  Republic of South Africa, 8.375%, 10/17/06 ...............               250,000             205,000
                                                                                            ----------
                                                                                               308,340
                                                                                            ----------
Foreign Issuer -- 9.0%
  Espirito Santo Centrais Eletricas SA, 10.000%, 7/15/07 ...               150,000              81,000
  Gruma SA de CV, 7.625%, 10/15/07 .........................               150,000             123,000
  Perez Companc SA, 8.125%, 7/15/07 144A (d) ...............               250,000             202,500
  Southern Peru Ltd., 7.900%, 5/30/07 ......................               220,000             218,064
  Tenaga Nasional Berhad, 7.625%, 4/29/07 144A (d) .........               125,000              60,000
  Total Access Communication Public Co. Ltd., 8.375%,
    11/04/06 144A (d) ......................................               220,000             125,400
  YPF SA, 7.000%, 10/26/02 .................................                26,894              26,501
                                                                                            ----------
                                                                                               836,465
                                                                                            ----------
Government Agencies -- 9.5%
  Federal Home Loan Mortgage Corp., 6.000%, 4/15/06 ........                55,000              55,515
  Federal Home Loan Mortgage Corp., 6.250%, 10/15/07 .......                55,000              57,372
  Federal National Mortgage Association, 5.500%, 4/25/06 ...               250,000             251,250
  Federal National Mortgage Association, 6.000%, 5/25/08 ...               169,629             171,378
  Federal National Mortgage Association, 6.500%, 1/18/16 ...               180,000             181,181
  Federal National Mortgage Association, 6.500%, 8/15/16 ...               165,000             167,216
                                                                                            ----------
                                                                                               883,912
                                                                                            ----------
Health Care -- Products -- 2.7%
  Bausch & Lomb, Inc., 6.500%, 8/01/05 .....................               250,000             255,572
                                                                                            ----------
Oil & Gas -- 5.8%
  Pioneer Natural Resources Co., 6.500%, 1/15/08 ...........    USD        250,000          $  235,720
  R & B Falcon Corp., 6.750%, 4/15/05 ......................               300,000             303,930
                                                                                            ----------
                                                                                               539,650
                                                                                            ----------
Real Estate Investment Trusts -- 20.3%
  American Health Properties, Inc., 7.050%, 1/15/02 ........                65,000              65,668
  American Health Properties, Inc., 7.500%, 1/15/07 ........               275,000             280,621
  Excel Realty Trust, Inc., 6.875%, 10/15/04 ...............               165,000             172,555
  First Industrial, 7.000%, 12/01/06 .......................               250,000             251,382
  Highwoods Realty LP, 6.750%, 12/01/03 ....................               350,000             349,363
  Oasis Residential, Inc., 6.750%, 11/15/01 ................               350,000             356,013
  Trinet Corporate Realty Trust, Inc., 6.750%, 3/01/03 .....               335,000             350,728
  Trinet Corporate Realty Trust, Inc., 7.300%, 5/15/01 .....                55,000              55,866
                                                                                            ----------
                                                                                             1,882,196
                                                                                            ----------
Securities -- 4.9%
  Lehman Brothers Holdings, Inc., 5.750%, 11/15/98 .........               190,000             189,724
  Lehman Brothers Holdings, Inc., 6.125%, 2/01/01 ..........                60,000              58,441
  Lehman Brothers Holdings, Inc., 7.125%, 9/15/03 ..........               100,000             100,920
  Salomon, Inc., 6.700%, 12/01/98 ..........................               105,000             105,310
                                                                                            ----------
                                                                                               454,395
                                                                                            ----------
Telecommunications -- 6.6%
  Cox Communications, Inc., 6.500%, 11/15/02 ...............               165,000             170,422
  Intermedia Communications, Inc., 8.600%, 6/01/08 .........               125,000             123,750
  TCI Communications, Inc., 6.875%, 2/15/06 ................               290,000             314,322
                                                                                            ----------
                                                                                               608,494
                                                                                            ----------
Textile & Apparel -- 2.2%
  Tommy Hilfiger Corp., 6.500%, 6/01/03 ....................               200,000             201,300
                                                                                            ----------
Tobacco -- 4.2%
  Philip Morris Cos., Inc., 7.250%, 9/15/01 ................                65,000              68,084
  RJR Nabisco, Inc., 7.625%, 9/15/03 .......................                65,000              64,421
  RJR Nabisco, Inc., 8.250%, 7/01/04 .......................                90,000              90,497
  RJR Nabisco, Inc., 8.750%, 8/15/05 .......................               160,000             162,715
                                                                                            ----------
                                                                                               385,717
                                                                                            ----------
Trucking & Leasing -- 2.3%
  Amerco, 7.490%, 9/18/01 ..................................               200,000             211,490
                                                                                            ----------
U.S. Government -- 7.0%
  U.S. Treasury Notes, 5.250%, 8/15/03 .....................               150,000             156,704
  U.S. Treasury Notes, 5.500%, 5/31/00 .....................               240,000             244,049
  U.S. Treasury Notes, 5.500%, 2/15/08 .....................               100,000             108,172
  U.S. Treasury Notes, 5.625%, 2/15/06 .....................               130,000             140,176
                                                                                            ----------
                                                                                               649,101
                                                                                            ----------
  TOTAL BONDS AND NOTES
    (Identified Cost $9,211,604) ...........................                                 8,950,823
                                                                                            ----------

SHORT-TERM INVESTMENT -- 2.0% of Net Assets
  Repurchase Agreement with State Street Bank and Trust Co., dated 9/30/98 at 4.750% to be repurchased at $180,024 on
    10/01/98 collateralized by $145,000 U.S. Treasury Bond,
    7.500%, due 11/15/16 with a value of $187,594 ..........    USD        180,000             180,000
                                                                                            ----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $180,000) .............................                                   180,000
                                                                                            ----------
TOTAL INVESTMENTS -- 98.6%
  (IDENTIFIED COST $9,391,604) (d) .........................                                 9,130,823
  Cash and Other Assets, Less Liabilities -- 1.4% ..........                                   133,053
                                                                                            ----------
NET ASSETS -- 100% .........................................                                $9,263,876
                                                                                            ==========

(a) See Note 1.
(b) Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c) All or a portion of income may be received as additional securities.
(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e) At September 30, 1998, the net unrealized depreciation on investments based on cost of $9,394,082 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $213,501 and $476,760, respectively, resulting in net unrealized depreciation of $263,259.

Key to Abbreviations:

CAD: Canadian Dollar
USD: United States Dollar

                            See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE BOND FUND
-------------------------------------------------------------------------------------------------------

Portfolio of Investments -- As of September 30, 1998

                                                                            FACE
                                                                           AMOUNT             VALUE (A)
-------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 88.9% of Net Assets

NON-CONVERTIBLE BONDS -- 78.3%
Canadian -- 22.4%
  Canadian Government, Zero Coupon Bond, 6/01/21 ...........    CAD        150,000          $   29,712
  Canadian Government, Zero Coupon Bond, 6/01/25 ...........               940,000             152,299
  MacMillan Bloedel Ltd., 7.700%, 2/15/26 ..................    USD        100,000              97,553
  New Brunswick FM Project, Zero Coupon Bond, 11/30/27 (step
    to 6.470% on 5/30/03) 144A (b) (c) .....................    CAD         75,000              37,329
  Ontario Hydro, 8.900%, 8/18/22 ...........................                55,000              50,172
  Province of Alberta, 5.930%, 9/16/16 .....................                47,800              33,262
  Province of British Columbia, Zero Coupon Bond, 6/09/22 ..               250,000              41,220
  Province of British Columbia, Zero Coupon Bond, 8/19/22 ..               605,000              98,641
  Province of British Columbia, Zero Coupon Bond, 8/23/24 ..               200,000              29,001
  Province of Manitoba, Zero Coupon Bond, 3/05/31 ..........             1,100,000             111,461
  Province of Manitoba, 6.500%, 9/22/17 ....................                25,000              17,839
  Province of Manitoba, 7.750%, 12/22/25 ...................                55,000              46,218
  Province of Ontario, Zero Coupon Bond, 6/02/27 ...........             1,000,000             125,129
  Province of Saskatchewan (Certificate of Deposit), Zero
    Coupon Bond, 2/04/22 ...................................               650,000             111,093
  Province of Saskatchewan (Certificate of Deposit), Zero
    Coupon Bond, 5/30/25 ...................................               215,000              30,359
                                                                                            ----------
                                                                                             1,011,288
                                                                                            ----------
Communications -- 0.5%
  Arch Communications Group, Inc., Zero Coupon Bond,
    3/15/08 (step to 10.875% on 3/15/01) (b) ...............    USD         50,000              23,750
                                                                                            ----------
Computers -- 2.1%
  Seagate Technology, Inc., 7.450%, 3/01/37 ................                25,000              25,059
  Seagate Technology, Inc., 7.875%, 3/01/17 ................                75,000              71,532
                                                                                            ----------
                                                                                                96,591
                                                                                            ----------
Foreign Government/Agency -- 3.7%
  New South Wales Treasury, Zero Coupon Bond, 11/23/20 .....    AUD        300,000              52,890
  Republic of Brazil, 10.125%, 5/15/27 .....................    USD         10,000               6,275
  Republic of Brazil C Bond, 8.000%, 4/15/14 PIK (d) .......                29,005              17,223
  Republic of South Africa, 12.500%, 12/21/06 ..............    ZAR        400,000              52,256
  Republic of South Africa, 13.000%, 8/31/10 ...............               125,000              16,531
  Republic of South Africa, 13.500%, 9/15/15 ...............               150,000              20,101
                                                                                            ----------
                                                                                               165,276
                                                                                            ----------
Foreign Issuer -- 7.4%
  Bangkok Bank Public Co. Ltd., 8.375%, 1/15/27 144A (c) ...    USD         50,000              21,578
  Pan Pacific Industrial Investment Plc, Zero Coupon Bond,
    4/28/07 144A (c) .......................................               125,000              39,579
  PDVSA Finance Ltd., 7.500%, 11/15/28 144A (c) ............                50,000              41,076
  Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27 .....               100,000              34,600
  Quezon Power Philippines Co., 8.860%, 6/15/17 ............                50,000              30,862
  Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A (c) ..               100,000              47,000
  Telekom Malaysia Berhad, 7.875%, 8/01/25 144A (c) ........               125,000              66,261
  Tenaga Nasional Berhad, 7.500%, 11/01/25 144A (c) ........    USD        100,000              37,602
  Total Access Communication Public Co. Ltd., 8.375%,
    11/04/06 144A (c) ......................................                25,000              14,250
                                                                                            ----------
                                                                                               332,808
                                                                                            ----------
Government Agencies -- 1.3%
  Federal National Mortgage Association, Zero Coupon Bond,
    10/29/07 ...............................................    NZD        200,000              58,720
                                                                                            ----------
Health Care -- Products -- 2.2%
  Bausch & Lomb, Inc., 7.125%, 8/01/28 .....................    USD        100,000              98,635
                                                                                            ----------
Health Care -- Services -- 2.8%
  Columbia/HCA Healthcare Corp., 7.050%, 12/01/27 ..........               150,000             126,360
                                                                                            ----------
Home Builders -- 0.5%
  Pulte Corp., 7.625%, 10/15/17 ............................                25,000              24,770
                                                                                            ----------
Oil & Gas -- 6.5%
  Pioneer Natural Resources Co., 7.200%, 1/15/28 ...........                40,000              34,917
  R & B Falcon Corp., 7.375%, 4/15/18 ......................               100,000              95,112
  Seagull Energy Corp., 7.500%, 9/15/27 ....................               180,000             163,060
                                                                                            ----------
                                                                                               293,089
                                                                                            ----------
Paper Products -- 3.2%
  Mead Corp., 7.125%, 8/01/25 ..............................                50,000              48,014
  Westvaco Corp., 7.000%, 8/15/23 ..........................               100,000              95,266
                                                                                            ----------
                                                                                               143,280
                                                                                            ----------
Rail -- Transport -- 3.5%
  Louisville & Nashville Railroad Co., 2.875%, 4/01/03 .....                 4,000               3,561
  Louisville & Nashville Railroad Co., 3.375%, 4/01/03 .....                12,000              11,195
  Missouri Pacific Railroad Co., 4.250%, 1/01/05 ...........                39,000              35,925
  Missouri Pacific Railroad Co., 4.750%, 1/01/20 ...........                34,000              23,120
  Missouri Pacific Railroad Co., 4.750%, 1/01/30 ...........                86,000              56,868
  Missouri Pacific Railroad Co., 5.000%, 1/01/45 ...........                46,000              28,520
                                                                                            ----------
                                                                                               159,189
                                                                                            ----------
Real Estate Investment Trusts -- 12.8%
  First Industrial, 7.500%, 12/01/17 .......................               100,000             103,012
  First Industrial, 7.600%, 7/15/28 ........................               150,000             141,283
  Highwoods Realty LP, 7.500%, 4/15/18 .....................                50,000              47,456
  Security Capital Group, Inc., 7.700%, 6/15/28 144A (c) ...               125,000             117,813
  Trinet Corporate Realty Trust, Inc., 7.700%, 7/15/17 .....               175,000             167,982
                                                                                            ----------
                                                                                               577,546
                                                                                            ----------
Supranational -- 3.3%
  International Bank for Reconstruction & Development, Zero
    Coupon Bond, 8/20/07 ...................................    NZD        425,000             123,885
  International Bank for Reconstruction & Development,
    8.000%, 5/23/07 ........................................                45,000              24,973
                                                                                            ----------
                                                                                               148,858
                                                                                            ----------
Textile & Apparel -- 0.5%
  Kellwood Co., 7.625%, 10/15/17 ...........................    USD         25,000              24,405
                                                                                            ----------
Tobacco -- 4.2%
  Philip Morris Cos., Inc., 7.750%, 1/15/27 ................               120,000             129,895
  RJR Nabisco, Inc., 9.250%, 8/15/13 .......................                60,000              60,622
                                                                                            ----------
                                                                                               190,517
                                                                                            ----------
Utilities -- 1.4%
  Comed Financing II, 8.500%, 1/15/27 ......................                60,000              64,652
                                                                                            ----------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $3,721,558) ...........................                                 3,539,734
                                                                                            ----------

CONVERTIBLE BONDS -- 10.6%
  Electronics -- 1.5%
    Thermedics, Inc., Zero Coupon Bond, 6/01/03 ............               100,000              68,000
                                                                                            ----------
Environmental Services -- 2.1%
  Thermo TerraTech, Inc., 4.625%, 5/01/03 144A (c) .........               110,000              95,013
                                                                                            ----------
Foreign Issuer -- 2.2%
  Banpu Public Co., 2.750%, 4/10/03 ........................                20,000              12,600
  Burns, Philp, 5.500%, 4/30/04 ............................                20,000              10,200
  Samsung Corp., 0.250%, 6/26/06 ...........................                20,000              17,200
  Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04 .......                30,000              13,950
  Telekom Malaysia Berhad, 4.000%, 10/03/04 ................                50,000              27,000
  Total Access Communication Public Co. Ltd., 2.000%,
    5/31/06 ................................................                30,000              20,700
                                                                                            ----------
                                                                                               101,650
                                                                                            ----------
Insurance -- 2.0%
  Loews Corp., 3.125%, 9/15/07 .............................               115,000              91,425
                                                                                            ----------
Multi-Industry -- 0.5%
  Thermo Instrument Systems, Inc., 4.500%, 10/15/03 144A (c)                25,000              20,906
                                                                                            ----------
Oil & Gas -- 1.3%
  Houston Industries, Inc., 6.000%, 3/15/12 ................                60,000              57,600
                                                                                            ----------
Publishing -- 1.0%
  Scholastic Corp., 5.000%, 8/15/05 144A (c) ...............                50,000              46,125
                                                                                            ----------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $536,410) .............................                                   480,719
                                                                                            ----------
  TOTAL BONDS AND NOTES
    (Identified Cost $4,257,968) ...........................                                 4,020,453
                                                                                            ----------

                                                                           SHARES
-------------------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 7.2% of Net Assets

Chemicals -- Major -- 3.0%
  E.I. du Pont DeNemours & Co., $3.50 ......................                 1,250              90,312
  E.I. du Pont DeNemours & Co., $4.50 ......................                   500              45,250
                                                                                            ----------
                                                                                               135,562
                                                                                            ----------
Oil & Gas -- 0.4%
  Weatherford International, Inc., 5.000% ..................                   500              16,000
                                                                                            ----------
Utilities -- 3.8%
  Duquesne Light Co., 3.750% ...............................                   100               3,550
  Duquesne Light Co., 4.000% ...............................                   600              20,025
  Entergy Gulf States, Inc., $4.52 .........................                    50               3,250
  Entergy New Orleans, Inc., 4.750% ........................                   175              14,044
  Houston Lighting & Power Co., $4.00 ......................                    79               5,688
  Jersey Central Power & Light Co., 4.000% .................                   310              21,080
  New York State Electric & Gas Corp., 3.750% ..............                   460              28,520
  Northern Indiana Public Service Co., 4.250% ..............                   210              15,409
  Northern States Power Co., $3.60 .........................                   110               7,143
  Wisconsin Electric Power Co., 3.600% .....................                   850              53,550
                                                                                            ----------
                                                                                               172,259
                                                                                            ----------
  TOTAL PREFERRED STOCKS
    (Identified Cost $276,656) .............................                                   323,821
                                                                                            ----------
TOTAL INVESTMENTS -- 96.1%
  (IDENTIFIED COST $4,534,624) (d) .........................                                 4,344,274
  Cash and Other Assets, Less Liabilities -- 3.9% ..........                                   176,380
                                                                                            ----------
NET ASSETS -- 100% .........................................                                $4,520,654
                                                                                            ==========

(a) See Note 1.
(b) Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d) All or a portion of income may be received as additional securities.
(e) At September 30, 1998, the net unrealized depreciation on investments based on cost of $4,534,624 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $240,603 and $430,953, respectively, resulting in net unrealized depreciation of $190,350.

Key to Abbreviations:

AUD: Australian Dollar
CAD: Canadian Dollar
NZD: New Zealand Dollar
USD: United States Dollar
ZAR: South African Rand

                            See accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
------------------------------------------------------------------------------------------------------

LOOMIS SAYLES MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------

Portfolio of Investments -- As of September 30, 1998

                                                                        FACE
                                                                       AMOUNT              VALUE (a)
------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.6% of Net Assets

Alaska -- 1.0%
  Alaska State Housing Finance Corp., 6.600%, 12/01/15 .....           $ 90,000            $    96,628
                                                                                           -----------
Arizona -- 1.6%
  Phoenix Street & Highway User, 6.250%, 7/01/11 ...........            150,000                164,007
                                                                                           -----------
California -- 11.5%
  California State Department Water Resources,
    5.625%, 12/01/12 .......................................            100,000                107,391
  California State Public Works Lease, 5.500%, 6/01/14 .....            300,000                332,379
  Foothill Eastern Transportation Corridor, Zero Coupon
    Bond, 1/01/23 ..........................................            500,000                144,990
  Foothill Eastern Transportation Corridor, 6.000%,
    1/01/16 ................................................            250,000                276,057
  Fresno Sewer Revenue, (AMBAC Insured), 6.250%, 9/01/14 ...            250,000                299,655
                                                                                           -----------
                                                                                             1,160,472
                                                                                           -----------
Connecticut -- 2.1%
  Connecticut State Resources Recovery Authority,
    7.625%, 1/01/09    .....................................            200,000                207,240
                                                                                           -----------
District of Columbia -- 2.7%
  District of Columbia Water & Sewer, (FSA Insured),
    5.500%, 10/01/11 .......................................            250,000                275,185
                                                                                           -----------
Florida -- 5.6%
  Florida State Board of Education, Capital Outlay,
    5.000%, 6/01/19 ........................................            300,000                302,946
  Florida State, General Obligation, 5.250%, 7/01/15 .......            250,000                263,845
                                                                                           -----------
                                                                                               566,791
                                                                                           -----------
Hawaii -- 5.0%
  Hawaii State, 4.750%, 4/01/18 ............................            300,000                297,363
  Honolulu, Hawaii, General Obligation, 5.000%, 10/01/13 ...            200,000                209,264
                                                                                           -----------
                                                                                               506,627
                                                                                           -----------
Illinois -- 14.0%
  Chicago Metropolitan Water Reclamation, 5.950%, 12/01/07 .            300,000                341,799
  Chicago O'Hare International Airport, 5.000%, 1/01/16 ....            300,000                299,634
  Chicago, Illinois, General Obligation, (AMBAC Insured),
    5.250%, 1/01/15 ........................................            250,000                260,202
  Illinois Development Finance Authority Pollution Control,
    7.250%, 6/01/11 ........................................             25,000                 27,048
  Illinois State Sales Tax Revenue, 6.375%, 6/15/14 ........            150,000                169,839
  Illinois State Sales Tax Revenue, (FGIC Insured),
    5.000%, 6/15/16 ........................................            300,000                305,523
                                                                                           -----------
                                                                                             1,404,045
                                                                                           -----------
Louisiana -- 2.1%
  Regional Transportation Authority, (FGIC Insured),
    8.000%, 12/01/08 .......................................            200,000                205,474
                                                                                           -----------
Maryland -- 2.5%
  Baltimore Maryland Pollution Control, 5.350%, 4/01/08 ....            225,000                245,655
                                                                                           -----------
Massachusetts -- 2.5%
  Commonwealth of Massachusetts Water Pollution Control,
    5.000%, 8/01/14 ........................................            250,000                254,913
                                                                                           -----------
Michigan -- 5.1%
  Detroit, Michigan, (MBIA Insured), 5.000%, 4/01/06 .......            250,000                265,210
  Michigan State Trunk Line, Refunding Series A, 4.750%,
    11/01/20 ...............................................            250,000                244,965
                                                                                           -----------
                                                                                               510,175
                                                                                           -----------
New Jersey -- 5.1%
  New Jersey Building Authority State Building,
    5.750%, 6/15/09 ........................................            250,000                281,482
  New Jersey State Turnpike Authority, 6.500%, 1/01/08 .....            200,000                232,450
                                                                                           -----------
                                                                                               513,932
                                                                                           -----------
New York -- 20.4%
  Long Island Power Authority New York, (FSA Insured),
    5.000%, 12/01/18 .......................................            250,000                253,740
  New York City Housing Development Corp., 5.625%, 5/01/12 .            150,000                158,822
  New York City Transitional Finance Authority,
    5.000%, 8/15/13 ........................................            200,000                205,740
  New York State Certificates of Participation, 5.650%, 8/01/02 .       160,000                169,526
  New York State Dormitory Authority, 5.100%, 2/15/12 ......            250,000                258,230
  New York State Dormitory Authority, 6.375%, 7/01/08 ......             85,000                 92,743
  New York State Dormitory Authority, 6.500%, 5/15/05 ......            250,000                285,420
  New York State Environmental Pollution Control,
    5.150%, 6/15/13 ........................................            125,000                131,115
  New York State Environmental Pollution Control,
    5.750%, 6/15/10 ........................................            250,000                283,302
  New York State, General Obligation, 5.250%, 7/15/10 ......            200,000                213,890
                                                                                           -----------
                                                                                             2,052,528
                                                                                           -----------
Pennsylvania -- 2.7%
  Indiana County Pennsylvania Industrial Development
    Authority, 5.350%, 11/01/10 ............................            250,000                274,780
                                                                                           -----------
Puerto Rico -- 2.6%
  Puerto Rico Electric Power Authority, 6.125%, 7/01/09 ....            225,000                258,365
                                                                                           -----------
Rhode Island -- 2.7%
  Rhode Island Convention Center Authority, (MBIA Insured),
    5.000%, 5/15/10 ........................................            250,000                265,630
                                                                                           -----------
Tennessee -- 0.3%
  Metropolitan Nashville Airport, (FGIC Insured),
    6.600%, 7/01/15 ........................................             30,000                 32,624
                                                                                           -----------
Virginia -- 5.6%
  Pocahontas Parkway Associates Virginia Toll,
    5.000%, 8/15/11 ........................................            300,000                297,456
  Southeastern Public Service Authority Virginia,
    5.150%, 7/01/09 ........................................            250,000                268,125
                                                                                           -----------
                                                                                               565,581
                                                                                           -----------
Washington -- 2.5%
  Tacoma, Washington Electric Systems Revenue, (FGIC
    Insured), 6.100%, 1/01/07 ..............................            225,000                249,917
                                                                                           -----------
  TOTAL MUNICIPAL BONDS AND NOTES
    (Identified Cost $9,183,072)............................                                 9,810,569
                                                                                           -----------

SHORT-TERM INVESTMENT -- 1.0% of Net Assets
  Repurchase Agreement with State Street Bank and Trust Co., dated 9/30/98 at 4.750% to be repurchased at $100,013 on
    10/01/98 collateralized by $90,000 U.S. Treasury Note,
    6.625%, due 5/15/07 with a value of $105,244 ...........            100,000                100,000
                                                                                           -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $100,000)..............................                                   100,000
                                                                                           -----------
  TOTAL INVESTMENTS -- 98.6%
    (IDENTIFIED COST $9,283,072) (b) .......................                                 9,910,569
    Cash and Other Assets, Less Liabilities -- 1.4% ........                                   145,791
                                                                                           -----------
  NET ASSETS -- 100% .......................................                               $10,056,360
                                                                                           ===========

(a) See Note 1.
(b) At September 30, 1998, the net unrealized appreciation on investments based on cost of $9,283,072 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $648,812 and $21,315, respectively, resulting in net unrealized appreciation of $627,497.

Key to Abbreviations:

AMBAC: American Municipal Bond Assurance Corporation
FGIC:  Federal Guaranty Insurance Corporation
FSA:   Financial Security Assurance
MBIA:  Municipal Bond Insurance Association

                            See accompanying notes to financial statements.


-------------------------------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------------------------------

LOOMIS SAYLES SHORT-TERM BOND FUND
-------------------------------------------------------------------------------------------------------

Portfolio of Investments -- As of September 30, 1998

                                                                        FACE
                                                                       AMOUNT               VALUE (A)
------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 97.7% of Net Assets

Aerospace/Defense -- 2.0%
  Lockheed Martin Corp., 6.550%, 5/15/99 ...................         $  570,000            $   574,326
                                                                                           -----------
Airlines -- 4.4%
  Delta Air Lines, Inc., 7.790%, 12/01/98 ..................            800,000                802,920
  Northwest Airlines Corp., 8.375%, 3/15/04 ................            400,000                433,152
                                                                                           -----------
                                                                                             1,236,072
                                                                                           -----------
Banks/Savings & Loans -- 4.3%
  Capital One Bank, 6.830%, 5/17/99 ........................            560,000                564,071
  Household Bank FSB, 6.250%, 4/01/99 ......................            625,000                628,150
                                                                                           -----------
                                                                                             1,192,221
                                                                                           -----------
Computers -- 2.4%
  Comdisco, Inc., 5.760%, 1/19/99 ..........................            670,000                669,859
                                                                                           -----------
Consumer Services -- 2.1%
  Loewen Group International, Inc., 7.750%, 10/15/01 .......            560,000                588,543
                                                                                           -----------
Diversified Operations -- 3.1%
  Williams Companies, Inc., 5.950%, 2/15/00 ................            800,000                855,320
                                                                                           -----------
Electronics -- 1.0%
  Tektronix, Inc., 7.625%, 8/15/02 .........................            250,000                269,580
                                                                                           -----------
Entertainment -- 0.7%
  Time Warner, Inc., 7.950%, 2/01/00 .......................            200,000                206,546
                                                                                           -----------
Financial Services -- 5.1%
  Fleetwood Credit Grantor Trust, 6.900%, 3/15/12 ..........            338,390                347,665
  Ford Motor Credit Co., 6.125%, 4/28/03 ...................            710,000                735,638
  Sears Roebuck Acceptance Corp., 6.950%, 5/15/02 ..........            340,000                358,979
                                                                                           -----------
                                                                                             1,442,282
                                                                                           -----------
Foreign Issuer -- 2.2%
  PDVSA Finance Ltd., 6.650%, 2/15/06 ......................            645,000                610,667
                                                                                           -----------
Government Agencies -- 10.2%
  Federal Home Loan Mortgage Corp., 6.000%, 2/01/13 ........            472,542                477,706
  Federal Home Loan Mortgage Corp., 6.500%, 5/15/08 ........            501,876                515,517
  Federal National Mortgage Association, 6.000%, 3/01/13 ...          1,080,882              1,092,026
  Federal National Mortgage Association, 6.000%, 4/01/13 ...            781,821                789,881
                                                                                           -----------
                                                                                             2,875,130
                                                                                           -----------
Oil & Gas -- 3.6%
  Occidental Petroleum Corp., 5.850%, 11/09/98 .............            500,000                499,995
  Occidental Petroleum Corp., 6.400%, 4/01/03 ..............            500,000                506,855
                                                                                           -----------
                                                                                             1,006,850
                                                                                           -----------
Paper Products -- 1.3%
  Fort James Corp., 6.625%, 9/15/04 ........................            360,000                375,412
                                                                                           -----------
Real Estate Investment Trusts -- 0.8%
  Oasis Residential, Inc., 7.000%, 11/15/03 ................            200,000                213,010
                                                                                           -----------
Retail -- General -- 1.5%
  Dillard's, Inc., 6.430%, 8/01/04 .........................            410,000                432,493
                                                                                           -----------
Securities -- 3.9%
  Salomon Brothers, Inc., 5.500%, 1/15/99 ..................            640,000                641,139
  Salomon Brothers, Inc., 7.125%, 8/01/99 ..................            450,000                456,449
                                                                                           -----------
                                                                                             1,097,588
                                                                                           -----------
Telecommunications -- 1.7%
  Sprint Spectrum L.P., Zero Coupon Bond, 8/15/06 (step to
    12.500% on 8/15/01) (b) ................................            560,000                470,400
                                                                                           -----------
Textile & Apparel -- 1.1%
  Tommy Hilfiger Corp., 6.500%, 6/01/03 ....................            300,000                301,950
                                                                                           -----------
Trucking & Leasing -- 1.6%
  Amerco, 7.850%, 5/15/03 ..................................            420,000                445,788
                                                                                           -----------
U.S. Government -- 40.4%
  U.S. Treasury Notes, 6.125%, 7/31/00 .....................          1,495,000              1,539,850
  U.S. Treasury Notes, 6.250%, 10/31/01 ....................          1,000,000              1,052,970
  U.S. Treasury Notes, 6.250%, 1/31/02 .....................          3,245,000              3,431,068
  U.S. Treasury Notes, 6.250%, 2/15/03 .....................          1,265,000              1,360,267
  U.S. Treasury Notes, 6.375%, 4/30/99 .....................            300,000                302,907
  U.S. Treasury Notes, 6.625%, 7/31/01 .....................            900,000                952,875
  U.S. Treasury Notes, 6.875%, 8/31/99 .....................            800,000                815,872
  U.S. Treasury Strips, Zero Coupon Bond, 11/15/01 .........            800,000                699,416
  U.S. Treasury Strips, Zero Coupon Bond, 2/15/04 ..........          1,510,000              1,193,912
                                                                                           -----------
                                                                                            11,349,137
                                                                                           -----------
Utilities -- 4.3%
  Detroit Edison Co., 6.340%, 3/15/00 ......................            670,000                681,652
  El Paso Electric Co., 7.250%, 2/01/99 ....................            520,000                522,085
                                                                                           -----------
                                                                                             1,203,737
                                                                                           -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $26,729,072)...........................                                27,416,911
                                                                                           -----------

SHORT-TERM INVESTMENT -- 1.5% of Net Assets
  Repurchase Agreement with State Street Bank and Trust Co., dated 9/30/98 at 4.750% to be repurchased at $432,057 on
    10/01/98 collateralized by $310,000 U.S. Treasury Bond,
    8.500%, due 2/15/20 with a value of $440,878 ...........            432,000                432,000
                                                                                           -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $432,000) .............................                                   432,000
                                                                                           -----------
  TOTAL INVESTMENTS -- 99.2%
    (IDENTIFIED COST $27,161,072) (c) ......................                                27,848,911
    Cash and Other Assets, Less Liabilities -- 0.8% ........                                   212,412
                                                                                           -----------
  NET ASSETS -- 100% .......................................                               $28,061,323
                                                                                           ===========

(a) See Note 1.
(b) Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c) At September 30, 1998, the net unrealized appreciation on investments based on cost of $27,167,813 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $716,303 and $35,205, respectively, resulting in net unrealized appreciation of $681,098.

                            See accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
------------------------------------------------------------------------------------------------------

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------------------------------

Portfolio of Investments -- As of September 30, 1998
                                                                        FACE
                                                                       AMOUNT               VALUE (A)
------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 99.0% of Net Assets
Government Agencies -- 44.8%
  Federal Home Loan Bank, Zero Coupon Bond, 8/04/17 ........         $5,400,000            $ 1,214,460
  Government National Mortgage Association, 6.500%, 5/15/28           3,312,889              3,386,369
  Government National Mortgage Association, 6.500%, 8/15/28           1,298,909              1,327,719
  Government National Mortgage Association, 6.500%, 8/15/28             749,342                765,962
  Government National Mortgage Association, 7.000%, 1/15/28             957,391                988,200
  Government National Mortgage Association, 7.500%, 8/15/26             516,805                535,699
  Government National Mortgage Association, 7.500%, 9/15/27           2,051,593              2,126,600
  Tennessee Valley Authority, 8.625%, 11/15/29 .............          2,514,000              2,744,785
                                                                                           -----------
                                                                                            13,089,794
                                                                                           -----------
U.S. Government -- 54.2%
  U.S. Treasury Bonds, 3.625%, 4/15/28 (b) .................          2,797,181              2,789,321
  U.S. Treasury Bonds, 6.125%, 11/15/27 ....................          2,050,000              2,363,261
  U.S. Treasury Bonds, 7.250%, 5/15/16 .....................          3,525,000              4,375,406
  U.S. Treasury Bonds, 7.500%, 11/15/24 ....................          2,910,000              3,861,657
  U.S. Treasury Notes, 3.375%, 1/15/07 (b) .................          2,265,890              2,231,902
  U.S. Treasury Notes, 5.750%, 11/15/00 ....................            235,000                241,425
                                                                                           -----------
                                                                                            15,862,972
                                                                                           -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $27,584,230) ..........................                                28,952,766
                                                                                           -----------
  TOTAL INVESTMENTS -- 99.0%
    (IDENTIFIED COST $27,584,230) (c) .....................                                 28,952,766
    Cash and Other Assets, Less Liabilities -- 1.0% ......                                     293,141
                                                                                           -----------
  NET ASSETS -- 100% ..........................................                            $29,245,907
                                                                                           ===========

(a) See Note 1.
(b) Treasury Inflation Protection Securities (TIPS): Face amount of these bonds and notes will be adjusted for changes in the level of inflation as indexed to the non-seasonally adjusted consumer price index (CPI).
(c) At September 30, 1998, the net unrealized appreciation on investments based on cost of $27,584,230 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,368,536 and $0, respectively, resulting in net unrealized appreciation of $1,368,536.

                            See accompanying notes to financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------------------------------------
     LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 1998
                                                                                                   GLOBAL
                                                                                BOND                BOND
                                                                                FUND                FUND
                                                                           ---------------     ---------------
ASSETS
  Investments at value ...............................................     $ 1,520,614,110     $    35,557,694
  Cash ...............................................................                 260                 832
  Foreign currency at value ..........................................                  61                 148
  Receivable for:
    Fund shares sold .................................................           3,508,700              39,178
    Securities sold ..................................................          15,653,125           1,426,405
    Dividends and interest -- net ....................................          23,137,217             830,456
  Due from the adviser (Note 3) ......................................             101,445              18,094
  Other assets .......................................................                   0                   0
                                                                           ---------------     ---------------
                                                                             1,563,014,918          37,872,807
                                                                           ---------------     ---------------
LIABILITIES
  Payable for:
    Securities purchased .............................................          50,641,504                   0
    Fund shares redeemed .............................................           1,464,440               1,405
    Forward foreign currency exchange contracts (Note 1D) ............                   0             149,024
    Dividends declared ...............................................                   0                   0
  Payable to custodian bank ..........................................                   0           1,426,405
  Accrued expenses:
    Management fees (Note 3) .........................................             733,238              17,557
    Trustees' fees (Note 3A) .........................................               1,568               1,568
    Administrative fees ..............................................              59,854               1,805
  Other ..............................................................             264,443              39,496
                                                                           ---------------     ---------------
                                                                                53,165,047           1,637,260
                                                                           ---------------     ---------------
NET ASSETS ...........................................................     $ 1,509,849,871     $    36,235,547
                                                                           ===============     ===============
  Net Assets consist of:
    Capital paid in ..................................................     $ 1,551,346,834     $    37,341,928
    Undistributed (or Distribution in excess of) net
      investment income ..............................................          30,934,988           1,753,479
    Accumulated net realized gain (loss) .............................          41,919,124             853,078
    Unrealized appreciation (depreciation) on:
      Investments ....................................................        (114,342,746)         (3,588,664)
      Foreign currency translations ..................................              (8,329)           (124,274)
                                                                           ---------------     ---------------
NET ASSETS ...........................................................     $ 1,509,849,871     $    36,235,547
                                                                           ===============     ===============
INSTITUTIONAL CLASS:
  Net assets .........................................................     $ 1,455,312,061     $    29,859,958
  Shares of beneficial interest outstanding, no par value ............         118,291,602           2,501,977
  Net asset vlue redemption price per Institutional share* ...........     $         12.30     $         11.93
RETAIL CLASS:
  Net assets .........................................................     $    53,908,199     $     6,375,589
  Shares of beneficial interest outstanding, no par value ............           4,386,184             535,150
  Net asset vlue redemption price per Retail share* ..................     $         12.29     $         11.91
ADMIN CLASS:
  Net assets .........................................................     $       629,611                --
  Shares of beneficial interest outstanding, no par value ............              51,258                --
  Net asset vlue redemption price per Admin share ....................     $         12.28     $          --
Identified cost of investments .......................................     $ 1,634,956,856     $    39,146,358
                                                                           ===============     ===============

* The redemption price per share for the Institutional and Retail Classes of the High Yield Fund
  for shares held less than one year is equal to net asset value less 2% of the amount redeemed
  (Note 1I).
                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------------------------------------
     LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
       HIGH          INTERMEDIATE       INVESTMENT          MUNICIPAL        SHORT-TERM       U.S. GOVERNMENT
       YIELD         MATURITY BOND         GRADE              BOND               BOND           SECURITIES
       FUND              FUND            BOND FUND            FUND               FUND              FUND
   -----------        -----------       -----------        -----------        -----------       -----------
   $10,260,544        $ 9,130,823       $ 4,344,274        $ 9,910,569        $27,848,911       $28,952,766
           926                640            81,883                161                199            34,195
             0                  0                 0                  0                  0                 0

       246,815                  0            59,966                  0              1,793                 0
        30,917                  0            82,244            269,409                  0                 0
       273,506            145,557            60,594            150,581            330,629           427,119
        23,428             16,627            18,525             10,861             13,743             9,528
         5,158                  0                 0                  0                  0                 0
   -----------        -----------       -----------        -----------        -----------       -----------
    10,841,294          9,293,647         4,647,486         10,341,581         28,195,275        29,423,608
   -----------        -----------       -----------        -----------        -----------       -----------

        58,111                  0           101,042            247,736                  0                 0
        96,438                  0                 0                  0             88,318           146,907
             0                  0                 0                  0                  0                 0
             0                  0                 0             16,941             13,936                 0
             0                  0                 0                  0                  0                 0

         5,038              3,047             1,466              3,334              5,721             9,496
         1,568              1,568             1,579              1,568              1,568             1,568
           643                833               651                421              1,411             1,234
        35,083             24,323            22,094             15,221             22,998            18,496
   -----------        -----------       -----------        -----------        -----------       -----------
       196,881             29,771           126,832            285,221            133,952           177,701
   -----------        -----------       -----------        -----------        -----------       -----------
   $10,644,413        $ 9,263,876       $ 4,520,654        $10,056,360        $28,061,323       $29,245,907
   ===========        ===========       ===========        ===========        ===========       ===========

   $13,413,582        $ 9,274,647       $ 4,568,600        $ 9,278,171        $27,767,646       $27,931,509
       330,861            183,124            75,724              9,525             (1,502)          348,449
       361,875             66,882            66,608            141,167           (392,660)         (402,587)

    (3,462,025)          (260,781)         (190,350)           627,497            687,839         1,368,536

           120                  4                72                  0                  0                 0
   -----------        -----------       -----------        -----------        -----------       -----------
   $10,644,413        $ 9,263,876       $ 4,520,654        $10,056,360        $28,061,323       $29,245,907
   ===========        ===========       ===========        ===========        ===========       ===========

   $ 6,624,363        $ 8,601,184       $ 2,778,076        $10,056,360        $27,288,330       $29,245,907
       810,885            854,576           270,313            840,667          2,739,693         2,562,661
   $      8.17        $     10.06       $     10.28        $     11.96        $      9.96       $     11.41

   $ 4,020,050        $   662,692       $ 1,742,578               --          $   772,993              --
       492,458             65,903           169,753               --               77,616              --
   $      8.16        $     10.06       $     10.27               --          $      9.96              --

            --                 --                --                 --                 --       -----------
            --                 --                --                 --                 --       -----------
            --                 --                --                 --                 --       -----------
   $13,722,569        $ 9,391,604       $ 4,534,624        $ 9,283,072        $27,161,072       $27,584,230
   ===========        ===========       ===========        ===========        ===========       ===========

                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------------------------------------
     LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------------------------
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                                                                                   GLOBAL
                                                                                BOND                BOND
                                                                                FUND                FUND
                                                                           ---------------     ---------------
INVESTMENT INCOME
  Dividends* .........................................................     $     1,170,034     $         3,104
  Interest ...........................................................          92,192,719           1,791,344
                                                                           ---------------     ---------------
                                                                                93,362,753           1,794,448
                                                                           ---------------     ---------------
  Expenses
    Management fees (Note 3) .........................................           6,920,645             155,995
    12b-1 fees (Retail Class) ........................................              90,481               9,472
    12b-1 fees (Admin Class) .........................................                 284                   0
    Trustees' fees and expenses (Note 3A) ............................               4,210               4,249
    Administrative fees ..............................................             543,148              14,509
    Custodian and accounting fees ....................................             346,393              58,067
    Transfer agent fees (Institutional Class) ........................             249,079              13,804
    Transfer agent fees (Retail Class) ...............................              26,998              15,329
    Transfer agent fees (Admin Class) ................................               5,975                   0
    Audit and tax services fees ......................................              38,980              23,683
    Registration fees ................................................             316,927              20,879
  Amortization of organization expenses (Note 1J):
      Institutional Class ............................................                   0                   0
  Amortization of deferred registration costs (Note 1J):
      Institutional Class ............................................                   0                   0
      Retail Class ...................................................                 574                 485
    Other expenses ...................................................             310,716              12,923
                                                                           ---------------     ---------------
    Total expenses ...................................................           8,854,410             329,395
    Less expenses waived and reimbursed by the investment
      adviser (Note 3) ...............................................            (112,593)            (85,930)
                                                                           ---------------     ---------------
    Net expenses .....................................................           8,741,817             243,465
                                                                           ---------------     ---------------
  Net investment income ..............................................          84,620,936           1,550,983
                                                                           ---------------     ---------------
NET REALIZED GAIN (LOSS) ON:
  Investments ........................................................          33,419,958             797,698
  Foreign currency transactions ......................................            (290,148)            299,618
                                                                           ---------------     ---------------
  Total net realized gain (loss) .....................................          33,129,810           1,097,316
                                                                           ---------------     ---------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments ........................................................        (145,219,192)         (2,246,596)
  Foreign currency translations ......................................              59,219            (271,530)
                                                                           ---------------     ---------------
  Total net change in unrealized appreciation
    (depreciation) ...................................................        (145,159,973)         (2,518,126)
                                                                           ---------------     ---------------
  Total net realized gain (loss) and change in unrealized
    appreciation (depreciation) ......................................        (112,030,163)         (1,420,810)
                                                                           ---------------     ---------------
    NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ............     $   (27,409,227)    $       130,173
                                                                           ===============     ===============
* Net of foreign withholding taxes of $463 for the High Yield Fund.

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------------------
     LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
       HIGH          INTERMEDIATE       INVESTMENT          MUNICIPAL        SHORT-TERM       U.S. GOVERNMENT
       YIELD         MATURITY BOND         GRADE              BOND               BOND           SECURITIES
       FUND              FUND            BOND FUND            FUND               FUND              FUND
   -----------        -----------       -----------        -----------        -----------       -----------
   $    54,959        $         0       $    10,801        $         0        $         0       $         0
       893,606            462,506           211,560            366,941          1,181,688         1,008,898
   -----------        -----------       -----------        -----------        -----------       -----------
       948,565            462,506           222,361            366,941          1,181,688         1,008,898
   -----------        -----------       -----------        -----------        -----------       -----------

        50,667             25,473            12,300             28,142             45,845            65,031
         9,690              1,017             2,453                  0                694                 0
             0                  0                 0                  0                  0                 0
         4,249              4,249             4,221              4,249              4,249             4,249
         6,672              5,918             4,429              3,243              7,865             7,783
        52,928             44,503            46,365             36,206             44,711            30,162
        13,647             13,810            13,502             13,740             14,308            13,932
        13,936             13,590            13,668                  0             13,602                 0
             0                  0                 0                  0                  0                 0
        27,183             18,858            18,858             15,234             15,333            15,233
        25,873             21,511            15,990             11,402             19,435            13,433
         1,280                  0                 0                  0                  0                 0

             0              5,191               738                  0                  0                 0
           522                336               298                  0                784                 0
         7,611              3,749             6,442              7,068                  0             8,596
   -----------        -----------       -----------        -----------        -----------       -----------
       214,258            158,205           139,264            119,284            166,826           158,419

      (141,220)          (122,162)         (119,899)           (77,070)           (74,443)          (60,872)
   -----------        -----------       -----------        -----------        -----------       -----------
        73,038             36,043            19,365             42,214             92,383            97,547
   -----------        -----------       -----------        -----------        -----------       -----------
       875,527            426,463           202,996            324,727          1,089,305           911,351
   -----------        -----------       -----------        -----------        -----------       -----------

       281,516             67,050            48,174            145,955             27,770           513,739
        (1,244)                 0            (1,276)                 0                  0                 0
   -----------        -----------       -----------        -----------        -----------       -----------
       280,272             67,050            46,898            145,955             27,770           513,739
   -----------        -----------       -----------        -----------        -----------       -----------

    (3,203,309)          (224,308)         (283,786)            92,266            531,158           750,226
           171                  4               249                  0                  0                 0
   -----------        -----------       -----------        -----------        -----------       -----------
    (3,203,138)          (224,304)         (283,537)            92,266            531,158           750,226
   -----------        -----------       -----------        -----------        -----------       -----------

    (2,922,866)          (157,254)         (236,639)           238,221            558,928         1,263,965
   -----------        -----------       -----------        -----------        -----------       -----------
   $(2,047,339)       $   269,209       $   (33,643)       $   562,948        $ 1,648,233       $ 2,175,316
   ===========        ===========       ===========        ===========        ===========       ===========

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------------------
     LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1997
                                                                                                   GLOBAL
                                                                                BOND                BOND
                                                                                FUND                FUND
                                                                           ---------------     ---------------
INVESTMENT INCOME
  Dividends* .........................................................     $     2,009,993     $         6,786
  Interest ...........................................................          71,767,785           2,009,694
                                                                           ---------------     ---------------
                                                                                73,777,778           2,016,480
                                                                           ---------------     ---------------
  Expenses
    Management fees (Note 3) .........................................           5,460,675             178,622
    12b-1 fees (Retail Class) ........................................              43,311               7,484
    Trustees' fees and expenses (Note 3A) ............................               5,929               5,816
    Administrative fees (Note 3C) ....................................             449,885              11,644
    Custodian and accounting fees ....................................             328,497              75,735
    Transfer agent fees (Institutional Class) ........................             333,172              25,267
    Transfer agent fees (Retail Class) ...............................              33,873              21,667
    Audit and tax services fees ......................................              29,122              25,091
    Registration fees ................................................             219,956              27,724
  Amortization of organization expenses (Note 1J):
      Institutional Class ............................................                   0                   0
  Amortization of deferred registration costs (Note 1J):
      Institutional Class ............................................                   0                   0
      Retail Class ...................................................              13,394              11,343
    Other expenses ...................................................             148,525               8,467
                                                                           ---------------     ---------------
    Total expenses ...................................................           7,066,339             398,860
    Less expenses waived and reimbursed by the investment
      adviser (Note 3) ...............................................            (197,170)           (123,445)
                                                                           ---------------     ---------------
    Net expenses .....................................................           6,869,169             275,415
                                                                           ---------------     ---------------
  Net investment income (loss) .......................................          66,908,609           1,741,065
                                                                           ---------------     ---------------
NET REALIZED GAIN (LOSS) ON:
  Investments ........................................................          27,841,001             699,462
  Foreign currency transactions ......................................            (159,264)            276,509
                                                                           ---------------     ---------------
  Total net realized gain (loss) .....................................          27,681,737             975,971
                                                                           ---------------     ---------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments ........................................................          12,005,127          (2,303,180)
  Foreign currency translations ......................................             (58,201)            154,594
                                                                           ---------------     ---------------
  Total net change in unrealized appreciation (depreciation) .........          11,946,926          (2,148,586)
                                                                           ---------------     ---------------
  Total net realized gain (loss) and change in unrealized
    appreciation (depreciation) ......................................          39,628,663          (1,172,615)
                                                                           ---------------     ---------------
    NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ............     $   106,537,272     $       568,450
                                                                           ===============     ===============

 * Net of foreign withholding taxes of $5,732, $1,696, and $182 for the Bond, Global Bond, and High
   Yield Funds, respectively.
** Commencement of operations, January 2, 1997.

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------------------
     LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
       HIGH          INTERMEDIATE       INVESTMENT          MUNICIPAL        SHORT-TERM       U.S. GOVERNMENT
       YIELD         MATURITY BOND         GRADE              BOND               BOND           SECURITIES
       FUND              FUND            BOND FUND            FUND               FUND              FUND
   -----------        -----------       -----------        -----------        -----------       -----------

   $    43,956        $         0       $     5,939        $         0        $         0       $         0
       507,793            298,034           151,002            469,008          1,127,685           948,463
   -----------        -----------       -----------        -----------        -----------       -----------
       551,749            298,034           156,941            469,008          1,127,685           948,463
   -----------        -----------       -----------        -----------        -----------       -----------

        34,062             17,125             8,585             34,082             41,211            55,096
         4,264                342               885                  0                449                 0
         5,816              5,540             5,729              5,816              5,816             5,816
         2,892              2,158             1,097              3,960              7,470             6,187
        63,118             51,290            56,182             46,480             60,751            36,450
        19,019             17,690            18,951             21,061             23,997            22,052
        20,947             16,502            18,251                  0             18,437                 0
        21,091             14,175            14,175             21,091             23,091            21,091
        31,176             18,055            18,651             15,057             23,483            15,953

         1,545                  0                 0                  0                892                 0
        10,657             20,550            21,851                  0                  0                 0
        11,385                481             3,670                  0             11,140                 0
         6,852              8,084             7,230              5,894              9,399             7,086
   -----------        -----------       -----------        -----------        -----------       -----------
       232,824            171,992           175,257            153,441            226,136           169,731

      (185,981)          (147,955)         (162,568)          (102,318)          (143,266)          (87,087)
   -----------        -----------       -----------        -----------        -----------       -----------
        46,843             24,037            12,689             51,123             82,870            82,644
   -----------        -----------       -----------        -----------        -----------       -----------
       504,906            273,997           144,252            417,885          1,044,815           865,819
   -----------        -----------       -----------        -----------        -----------       -----------

       281,905             34,360            53,364             70,207              4,131           377,725
          (451)                 0              (150)                 0                  0                 0
   -----------        -----------       -----------        -----------        -----------       -----------
       281,454             34,360            53,214             70,207              4,131           377,725
   -----------        -----------       -----------        -----------        -----------       -----------

      (263,120)           (36,473)           93,436            291,399             82,076           420,082
           (34)                 0              (177)                 0                  0                 0
   -----------        -----------       -----------        -----------        -----------       -----------
      (263,154)           (36,473)           93,259            291,399             82,076           420,082
   -----------        -----------       -----------        -----------        -----------       -----------

        18,300             (2,113)          146,473            361,606             86,207           797,807
   -----------        -----------       -----------        -----------        -----------       -----------
   $   523,206        $   271,884       $   290,725        $   779,491        $ 1,131,022       $ 1,663,626
   ===========        ===========       ===========        ===========        ===========       ===========

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------------------
     LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------
                                                                           BOND FUND
                                                ---------------------------------------------------------------
                                                  NINE MONTHS
                                                      ENDED                 YEAR ENDED               YEAR ENDED
                                                  SEPTEMBER 30,             DECEMBER 31,             DECEMBER 31,
                                                      1998                     1997                     1996
                                                  --------------           --------------           --------------
FROM OPERATIONS
  Net investment income .....................     $   84,620,936           $   66,908,609           $   29,104,161
  Net realized gain (loss) ..................         33,129,810               27,681,737                9,930,396
  Change in unrealized appreciation
    (depreciation) ..........................       (145,159,973)              11,946,926                1,537,274
                                                  --------------           --------------           --------------
    Increase (decrease) in net assets from
      operations ............................        (27,409,227)             106,537,272               40,571,831
                                                  --------------           --------------           --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ...................        (51,713,345)             (65,355,045)             (28,834,672)
    Net realized gain on investments ........                  0              (20,396,586)             (10,362,123)
  RETAIL CLASS
    Net investment income ...................         (1,623,641)              (1,374,734)                       0
    Net realized gain on investments ........                  0                 (518,253)                       0
  ADMIN CLASS
    Net investment income ...................             (5,149)                       0                        0
                                                  --------------           --------------           --------------
                                                     (53,342,135)             (87,644,618)             (39,196,795)
                                                  --------------           --------------           --------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
  Increase (decrease) in net assets
    derived from capital share
    transactions ............................        295,451,399              735,013,367              284,158,620
                                                  --------------           --------------           --------------
  Total increase (decrease) in net assets ...        214,700,037              753,906,021              285,533,656
NET ASSETS
  Beginning of the period ...................      1,295,149,834              541,243,813              255,710,157
                                                  --------------           --------------           --------------
  End of the period .........................     $1,509,849,871           $1,295,149,834           $  541,243,813
                                                  ==============           ==============           ==============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period ......................        $  30,934,988            $      (72,275)          $      537,972
                                                  ==============           ==============           ==============

                                See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------------------
     LOOMIS SAYLES FIXED INCOME FUNDS
---------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------
                                                                       GLOBAL BOND FUND
                                                ---------------------------------------------------------------
                                                   NINE MONTHS
                                                      ENDED                 YEAR ENDED              YEAR ENDED
                                                  SEPTEMBER 30,            DECEMBER 31,             DECEMBER 31,
                                                      1998                    1997                     1996
                                                  ------------             ------------             ------------
FROM OPERATIONS
  Net investment income .....................     $  1,550,983             $  1,741,065             $  1,015,932
  Net realized gain (loss) ..................        1,097,316                  975,971                  848,733
  Change in unrealized appreciation
    (depreciation) ..........................       (2,518,126)              (2,148,586)                 503,763
                                                  ------------             ------------             ------------
    Increase (decrease) in net assets from
      operations ............................          130,173                  568,450                2,368,428
                                                  ------------             ------------             ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ...................                0               (1,536,299)              (1,502,252)
    In excess of net investment income ......                0                 (277,442)                       0
  RETAIL CLASS
    Net investment income ...................                0                 (205,307)                       0
    In excess of net investment income ......                0                  (34,122)                       0
                                                  ------------             ------------             ------------
                                                             0               (2,053,170)              (1,502,252)
                                                  ------------             ------------             ------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
  Increase (decrease) in net assets derived
    from capital share transactions .........        3,010,563                8,066,659               15,342,391
                                                  ------------             ------------             ------------
  Total increase (decrease) in net assets ...        3,140,736                6,581,939               16,208,567
NET ASSETS
  Beginning of the period ...................       33,094,811               26,512,872               10,304,305
                                                  ------------             ------------             ------------
  End of the period .........................     $ 36,235,547             $ 33,094,811             $ 26,512,872
                                                  ============             ============             ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period .........................     $  1,753,479             $   (156,023)            $    (34,950)
                                                  ============             ============             ============

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------------------
     LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------
                                                                        HIGH YIELD FUND
                                                ---------------------------------------------------------------
                                                   NINE MONTHS
                                                      ENDED                 YEAR ENDED              YEAR ENDED
                                                  SEPTEMBER 30,            DECEMBER 31,             DECEMBER 31,
                                                      1998                    1997                     1996*
                                                  ------------             ------------             ------------
FROM OPERATIONS
  Net investment income .....................     $    875,527             $    504,906             $     37,520
  Net realized gain (loss) ..................          280,272                  281,454                      (36)
  Change in unrealized appreciation
    (depreciation) ..........................       (3,203,138)                (263,154)                   4,387
                                                  ------------             ------------             ------------
    Increase (decrease) in net assets from
      operations ............................       (2,047,339)                 523,206                   41,871
                                                  ------------             ------------             ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net Investment Income ...................         (283,957)                (358,018)                 (36,708)
    Net realized gain on investments ........                0                 (122,085)                       0
  RETAIL CLASS
    Net investment income ...................         (259,684)                (165,367)                       0
    Net realized gain on investments ........                0                  (77,373)                       0
                                                  ------------             ------------             ------------
                                                      (543,641)                (722,843)                 (36,708)
                                                  ------------             ------------             ------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
  Increase (decrease) in net assets derived
    from capital share transactions .........        4,814,422                6,653,668                1,933,717
                                                  ------------             ------------             ------------
    Redemption Fees (Note 1I) ...............           13,317                   14,733                        0
                                                  ------------             ------------             ------------
  Total increase (decrease) in net assets ...        2,236,759                6,468,764                1,938,880
NET ASSETS
  Beginning of the period ...................        8,407,654                1,938,890                       10
                                                  ------------             ------------             ------------
  End of the period .........................     $ 10,644,413             $  8,407,654             $  1,938,890
                                                  ============             ============             ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period .........................     $    330,861             $       (313)            $      8,960
                                                  ============             ============             ============

* Commencement of operations on September 11, 1996.

                                See accompanying notes to financial statements.

----------------------------------------------------------------------------------------------------------------
     LOOMIS SAYLES FIXED INCOME FUNDS
----------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------
                                                                                  INTERMEDIATE MATURITY
                                                                                        BOND FUND
                                                                          --------------------------------------
                                                                           NINE MONTHS
                                                                              ENDED             YEAR ENDED
                                                                           SEPTEMBER 30,       DECEMBER 31,
                                                                               1998                1997*
                                                                           ------------        ------------
FROM OPERATIONS
  Net investment income ..............................................     $    426,463        $    273,997
  Net realized gain (loss) ...........................................           67,050              34,360
  Change in unrealized appreciation (depreciation) ...................         (224,304)            (36,473)
                                                                           ------------        ------------
    Increase (decrease) in net assets from operations ................          269,209             271,884
                                                                           ------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ............................................         (255,807)           (261,480)
    In excess of net investment income ...............................                0             (21,107)
    Net realized gain on investments .................................                0              (9,770)
  RETAIL CLASS
    Net investment income ............................................          (15,521)            (12,922)
    In excess of net investment income ...............................                0              (1,154)
    Net realized gain on investments .................................                0                (660)
                                                                           ------------        ------------
                                                                               (271,328)           (307,093)
                                                                           ------------        ------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
  Increase (decrease) in net assets derived from capital
    share transactions ...............................................        2,538,483           6,762,701
                                                                           ------------        ------------
  Total increase (decrease) in net assets ............................        2,536,364           6,727,492
NET ASSETS
  Beginning of the period ............................................        6,727,512                  20
                                                                           ------------        ------------
  End of the period ..................................................     $  9,263,876        $  6,727,512
                                                                           ============        ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period ..................................................     $    183,124        $       (768)
                                                                           ============        ============

* Commencement of operations on January 2, 1997.

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------------------
     LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------
                                                                              INVESTMENT GRADE BOND FUND
                                                                          --------------------------------------
                                                                           NINE MONTHS
                                                                              ENDED             YEAR ENDED
                                                                           SEPTEMBER 30,       DECEMBER 31,
                                                                               1998                1997*
                                                                           ------------        ------------
FROM OPERATIONS
  Net investment income ..............................................     $    202,996        $    144,252
  Net realized gain (loss) ...........................................           46,898              53,214
  Change in unrealized appreciation (depreciation) ...................         (283,537)             93,259
                                                                           ------------        ------------
    Increase (decrease) in net assets from operations ................          (33,643)            290,725
                                                                           ------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ............................................          (87,749)           (116,549)
    In excess of net investment income ...............................                0             (18,144)
    Net realized gain on investments .................................                0             (26,811)
  RETAIL CLASS
    Net investment income ............................................          (39,214)            (27,969)
    In excess of net investment income ...............................                0              (5,864)
    Net realized gain on investments .................................                0              (9,286)
                                                                           ------------        ------------
                                                                               (126,963)           (204,623)
                                                                           ------------        ------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
  Increase (decrease) in net assets derived from capital
    share transactions ...............................................        1,374,285           3,220,853
                                                                           ------------        ------------
  Total increase (decrease) in net assets ............................        1,213,679           3,306,955
NET ASSETS
  Beginning of the period ............................................        3,306,975                  20
                                                                           ------------        ------------
  End of the period ..................................................     $  4,520,654        $  3,306,975
                                                                           ============        ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period ..................................................     $     75,724        $        (44)
                                                                           ============        ============

* Commencement of operations on January 2, 1997.

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------------------
     LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------
                                                                      MUNICIPAL BOND FUND
                                                ---------------------------------------------------------------
                                                   NINE MONTHS
                                                      ENDED                 YEAR ENDED              YEAR ENDED
                                                  SEPTEMBER 30,            DECEMBER 31,             DECEMBER 31,
                                                      1998                    1997                     1996
                                                  ------------             ------------             ------------
FROM OPERATIONS
  Net investment income .....................     $    324,727             $    417,885             $    372,837
  Net realized gain (loss) ..................          145,955                   70,207                   54,589
  Change in unrealized appreciation
    (depreciation) ..........................           92,266                  291,399                 (147,252)
                                                  ------------             ------------             ------------
    Increase (decrease) in net assets from
      operations ............................          562,948                  779,491                  280,174
                                                  ------------             ------------             ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ...................         (324,727)                (421,574)                (372,889)
    Net realized gain on investments ........          (11,732)                 (76,418)                 (65,728)
                                                  ------------             ------------             ------------
                                                      (336,459)                (497,992)                (438,617)
                                                  ------------             ------------             ------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
  Increase (decrease) in net assets derived
    from capital share transactions .........        1,077,927                 (230,703)                 898,750
                                                  ------------             ------------             ------------
  Total increase (decrease) in net assets ...        1,304,416                   50,796                  740,307
NET ASSETS
  Beginning of the period ...................        8,751,944                8,701,148                7,960,841
                                                  ------------             ------------             ------------
  End of the period .........................     $ 10,056,360             $  8,751,944             $  8,701,148
                                                  ============             ============             ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period .........................     $      9,525             $          0             $      3,777
                                                  ============             ============             ============

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------------------
     LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------
                                                                     SHORT-TERM BOND FUND
                                                ---------------------------------------------------------------
                                                   NINE MONTHS
                                                      ENDED                 YEAR ENDED              YEAR ENDED
                                                  SEPTEMBER 30,            DECEMBER 31,             DECEMBER 31,
                                                      1998                    1997                     1996
                                                  ------------             ------------             ------------
FROM OPERATIONS
  Net investment income .....................     $  1,089,305             $  1,044,815             $  1,145,418
  Net realized gain (loss) ..................           27,770                    4,131                  (48,327)
  Change in unrealized appreciation
    (depreciation) ..........................          531,158                   82,076                 (248,733)
                                                  ------------             ------------             ------------
    Increase (decrease) in net assets from
      operations ............................        1,648,233                1,131,022                  848,358
                                                  ------------             ------------             ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ...................       (1,073,593)              (1,046,180)              (1,145,361)
  RETAIL CLASS
    Net investment income ...................          (15,712)                 (10,909)                       0
                                                  ------------             ------------             ------------
                                                    (1,089,305)              (1,057,089)              (1,145,361)
                                                  ------------             ------------             ------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
  Increase (decrease) in net assets derived
    from capital share transactions .........        8,425,891                  773,904               (7,513,762)
                                                  ------------             ------------             ------------
  Total increase (decrease) in net assets ...        8,984,819                  847,837               (7,810,765)
NET ASSETS
  Beginning of the period ...................       19,076,504               18,228,667               26,039,432
                                                  ------------             ------------             ------------
  End of the period .........................     $ 28,061,323             $ 19,076,504             $ 18,228,667
                                                  ============             ============             ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period .........................     $     (1,502)            $     (3,124)            $     10,736
                                                  ============             ============             ============

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------------------
     LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------
                                                                U.S. GOVERNMENT SECURITIES FUND
                                                ---------------------------------------------------------------
                                                   NINE MONTHS
                                                      ENDED                 YEAR ENDED              YEAR ENDED
                                                  SEPTEMBER 30,            DECEMBER 31,             DECEMBER 31,
                                                      1998                    1997                     1996
                                                  ------------             ------------             ------------
FROM OPERATIONS
  Net investment income .....................     $    911,351             $    865,819             $  1,351,371
  Net realized gain (loss) ..................          513,739                  377,725                 (716,728)
  Change in unrealized appreciation
    (depreciation) ..........................          750,226                  420,082                 (437,793)
                                                  ------------             ------------             ------------
    Increase (decrease) in net assets from
      operations ............................        2,175,316                1,663,626                  196,850
                                                  ------------             ------------             ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ...................         (566,117)                (857,571)              (1,334,711)
                                                  ------------             ------------             ------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
  Increase (decrease) in net assets derived
    from capital share transactions .........        9,968,273                2,670,263               (4,169,172)
                                                  ------------             ------------             ------------
  Total increase (decrease) in net assets ...       11,577,472                3,476,318               (5,307,033)
NET ASSETS
  Beginning of the period ...................       17,668,435               14,192,117               19,499,150
                                                  ------------             ------------             ------------
  End of the period .........................     $ 29,245,907             $ 17,668,435             $ 14,192,117
                                                  ============             ============             ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period .........................     $    348,449             $      3,216             $     (4,942)
                                                  ============             ============             ============

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Year Ended December 31,

                                                                           BOND FUND
                                                        ---------------------------------------------
                                                                      INSTITUTIONAL CLASS
                                                        ---------------------------------------------
                                                            1998*           1997             1996
                                                        -----------      -----------      -----------
Net asset value, beginning of period ................   $     12.83      $     12.38      $     12.29
                                                        -----------      -----------      -----------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss) ......................          0.69             0.86             0.86
  Net realized and unrealized gain (loss) on
    investments .....................................         (0.78)            0.67             0.35
                                                        -----------      -----------      -----------
    Total from investment operations ................         (0.09)            1.53             1.21
                                                        -----------      -----------      -----------
LESS DISTRIBUTIONS --
  Dividends from net investment income ..............         (0.44)           (0.86)           (0.86)
  Distributions in excess of net investment income ..          0.00             0.00             0.00
  Distributions from net realized capital gains .....          0.00            (0.22)           (0.26)
                                                        -----------      -----------      -----------
    Total distributions .............................         (0.44)           (1.08)           (1.12)
                                                        -----------      -----------      -----------
Net asset value, end of period ......................   $     12.30      $     12.83      $     12.38
                                                        ===========      ===========      ===========
Total return (%)(a)(b) ..............................          (0.9)            12.7             10.3
Net assets, end of period (000) .....................   $ 1,455,312      $ 1,261,910      $   541,244
Ratio of operating expenses to average net
  assets (%)(c)(d) ..................................          0.75             0.75             0.75
Ratio of net investment income to average net
  assets (%)(c) .....................................          7.34             7.36             7.93
Portfolio turnover rate (%)(a) ......................            24               41               42
The ratios of expenses to average net assets
  without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements would have been (%)(c) .................          0.76             0.77             0.75
Without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements net investment income per share would
  have been .........................................   $      0.69      $      0.85      $      0.86

  *  For the nine months ended September 30, 1998.
 **  From commencement of class operations on January 2, 1997.
***  From commencement of class operations on January 2, 1998.
(a)  Periods less than one year are not annualized.
(b)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period.
     Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

-------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

                                        BOND FUND
-----------------------------------------------------------------------------------------------
                                                                                      ADMIN
             INSTITUTIONAL CLASS                          RETAIL CLASS                CLASS
--------------------------------------------      ----------------------------     ------------
   1995            1994             1993             1998*            1997**           1998***
-----------     -----------      -----------      -----------      -----------      -----------
$     10.05     $     11.37      $     10.36      $     12.82      $     12.38      $     12.83
-----------     -----------      -----------      -----------      -----------      -----------

       0.82            0.83             0.84             0.66             0.84(e)          0.47
       2.32           (1.29)            1.43            (0.77)            0.65            (0.62)
-----------     -----------      -----------      -----------      -----------      -----------
       3.14           (0.46)            2.27            (0.11)            1.49            (0.15)
-----------     -----------      -----------      -----------      -----------      -----------

      (0.82)          (0.84)           (0.81)           (0.42)           (0.83)           (0.40)
       0.00           (0.02)            0.00             0.00             0.00             0.00
      (0.08)           0.00            (0.45)            0.00            (0.22)            0.00
-----------     -----------      -----------      -----------      -----------      -----------
      (0.90)          (0.86)           (1.26)           (0.42)           (1.05)           (0.40)
-----------     -----------      -----------      -----------      -----------      -----------
$     12.29     $     10.05      $     11.37      $     12.29      $     12.82      $     12.28
===========     ===========      ===========      ===========      ===========      ===========
       32.0            (4.1)            22.2             (1.1)            12.4             (1.3)
$   255,710     $    82,985      $    64,222      $    53,908      $    33,240      $       630

       0.79            0.84             0.94             1.00             1.00             1.25

       8.34            7.92             8.26             7.13             7.09             7.45
         35              87              170               24               41               24

       0.79            0.84             0.94             1.06             1.20             6.32

$      0.82     $      0.83      $      0.84      $      0.66      $      0.82(e)   $      0.15

-------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Year Ended December 31,

                                                                               GLOBAL BOND FUND
                                                                         ----------------------------
                                                                              INSTITUTIONAL CLASS
                                                                         ----------------------------
                                                                            1998*            1997
                                                                         -----------      -----------
Net asset value, beginning of period ...........................         $     11.83      $     12.35
                                                                         -----------      -----------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss) .................................                0.53             0.71
  Net realized and unrealized gain (loss) on investments .......               (0.43)           (0.42)
                                                                         -----------      -----------
    Total from investment operations ...........................                0.10             0.29
                                                                         -----------      -----------
LESS DISTRIBUTIONS --
  Dividends from net investment income .........................                0.00            (0.69)
  Distributions in excess of net investment income .............                0.00            (0.12)
  Distributions from capital ...................................                0.00             0.00
  Distributions from net realized capital gains ................                0.00             0.00
                                                                         -----------      -----------
    Total distributions ........................................                0.00            (0.81)
                                                                         -----------      -----------
Net asset value, end of period .................................         $     11.93      $     11.83
                                                                         ===========      ===========
Total return (%)(a)(b) .........................................                 0.9              2.3
Net assets, end of period (000) ................................         $    29,860      $    28,401
Ratio of operating expenses to average net assets (%)(c)(d) ....                0.90             0.90
Ratio of net investment income to average net assets (%)(c) ....                6.00             5.88
Portfolio turnover rate (%)(a) .................................                  28               75
The ratios of expenses to average net assets without giving effect to the voluntary expense limitations described in Note 3 to the
  Financial Statements would have been (%)(c) ..................                1.18             1.22
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net investment
  income per share would have been .............................         $      0.51      $      0.67

  *  For the nine months ended September 30, 1998.
 **  From commencement of class operations on January 2, 1997.
(a)  Periods less than one year are not annualized.
(b)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

-------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

                                      GLOBAL BOND FUND
-----------------------------------------------------------------------------------------------
                   INSTITUTIONAL CLASS                                   RETAIL CLASS
-------------------------------------------------------------      ----------------------------
   1996            1995             1994             1993             1998*            1997**
-----------     -----------      -----------      -----------      -----------      -----------
$     11.39     $      9.82      $     11.06      $     10.32      $     11.83      $     12.35
-----------     -----------      -----------      -----------      -----------      -----------

       0.44            1.04             0.67             0.54             0.44             0.63(e)
       1.27            1.31            (1.63)            0.96            (0.36)           (0.37)
-----------     -----------      -----------      -----------      -----------      -----------
       1.71            2.35            (0.96)            1.50             0.08             0.26
-----------     -----------      -----------      -----------      -----------      -----------

      (0.75)          (0.78)           (0.04)           (0.49)            0.00            (0.69)
       0.00            0.00             0.00             0.00             0.00            (0.09)
       0.00            0.00            (0.24)            0.00             0.00             0.00
       0.00            0.00             0.00            (0.27)            0.00             0.00
-----------     -----------      -----------      -----------      -----------      -----------
      (0.75)          (0.78)           (0.28)           (0.76)            0.00            (0.78)
-----------     -----------      -----------      -----------      -----------      -----------
$     12.35     $     11.39      $      9.82      $     11.06      $     11.91      $     11.83
===========     ===========      ===========      ===========      ===========      ===========
       15.0            23.9             (8.7)            14.6              0.7              2.0
$    26,513     $    10,304      $    25,584      $    21,378      $     6,376      $     4,694
       1.50            1.50             1.30             1.50             1.15             1.15
       6.37            8.17             7.02             5.54             5.77             5.60
        131             148              153              150               28               75

       1.77            1.69             1.30             1.51             1.78             2.44

$      0.42     $      1.02      $      0.67      $      0.54      $      0.39      $      0.49(e)

-------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Year Ended December 31,

                                                                    HIGH YIELD
                                                                       FUND
                                                                   ------------
                                                                   INSTITUTIONAL
                                                                      CLASS
                                                                   ------------
                                                                       1998*
                                                                   ------------
Net asset value, beginning of period ...........................   $   10.12
                                                                   ---------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss) .................................        0.78(e)
  Net realized and unrealized gain (loss) on investments .......       (2.28)
                                                                   ---------
    Total from investment operations ...........................       (1.50)
                                                                   ---------
LESS DISTRIBUTIONS --
  Dividends from net investment income .........................       (0.46)
  Distributions from net realized capital gains ................        0.00
                                                                   ---------
    Total distributions ........................................       (0.46)
                                                                   ---------
  Redemption Fees ..............................................        0.01
                                                                   ---------
Net asset value, end of period .................................   $    8.17
                                                                   =========
Total return (%)(a)(b) .........................................       (15.6)
Net assets, end of period (000) ................................   $   6,624
Ratio of operating expenses to average net assets (%)(c)(d) ....        0.75
Ratio of net investment income to average net assets (%)(c) ....       10.54
Portfolio turnover rate (%)(a) .................................          33
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%)(c) ....        2.42
Without giving effect to the voluntary expense limitations
  described in Note 3 to  the Financial Statements net
  investment income per share would have been ..................   $    0.65(e)

  *  For the nine months ended September 30, 1998.
 ** Commencement of operations on September 11, 1996, and January 2, 1997, for the Institutional and Retail Classes, respectively.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

--------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------


                     HIGH YIELD FUND
--------------------------------------------------------------
   INSTITUTIONAL CLASS                  RETAIL CLASS
---------------------------      ----------------------------
   1997            1996**           1998*            1997**
-----------     -----------      -----------      -----------

$     10.11     $     10.00      $     10.12      $     10.11
-----------     -----------      -----------      -----------

       0.83            0.20             0.75(e)          0.85(e)
       0.27            0.11            (2.27)            0.23
-----------     -----------      -----------      -----------
       1.10            0.31            (1.52)            1.08
-----------     -----------      -----------      -----------

      (0.86)          (0.20)           (0.45)           (0.84)
      (0.26)           0.00             0.00            (0.26)
-----------     -----------      -----------      -----------
      (1.12)          (0.20)           (0.45)           (1.10)
-----------     -----------      -----------      -----------
       0.03            0.00             0.01             0.03
-----------     -----------      -----------      -----------
$     10.12     $     10.11      $      8.16      $     10.12
===========     ===========      ===========      ===========
       11.4             3.1            (15.8)            11.2
$     5,266     $     1,939      $     4,020      $     3,141
       0.75            0.75             1.00             1.00
       8.96            8.85            10.17             8.75
         68               0               33               68

       3.81           12.06             2.67             4.79

$      0.54     $     (0.05)     $      0.63(e)   $      0.48(e)

-------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Year Ended December 31,

                                                                            INTERMEDIATE MATURITY BOND FUND
                                                          -----------------------------------------------------------------
                                                                 INSTITUTIONAL
                                                                     CLASS                            RETAIL CLASS
                                                          ----------------------------         ----------------------------
                                                              1998*            1997**             1998*            1997**
                                                          -----------      -----------         -----------      -----------
Net asset value, beginning of period ..................   $     10.03      $     10.00         $     10.03      $     10.00
                                                          -----------      -----------         -----------      -----------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss) (e) ....................          0.51             0.64                0.49             0.64
  Net realized and unrealized gain (loss) on
    investments .......................................         (0.16)            0.00               (0.15)           (0.02)
                                                          -----------      -----------         -----------      -----------
    Total from investment operations ..................          0.35             0.64                0.34             0.62
                                                          -----------      -----------         -----------      -----------
LESS DISTRIBUTIONS --
  Dividends from net investment income ................         (0.32)           (0.56)              (0.31)           (0.54)
  Distributions in excess of net investment income ....          0.00            (0.03)               0.00            (0.03)
  Distributions from net realized capital gains .......          0.00            (0.02)               0.00            (0.02)
                                                          -----------      -----------         -----------      -----------
    Total distributions ...............................         (0.32)           (0.61)              (0.31)           (0.59)
                                                          -----------      -----------         -----------      -----------
Net asset value, end of period ........................   $     10.06      $     10.03         $     10.06      $     10.03
                                                          ===========      ===========         ===========      ===========
Total return (%)(a)(b) ................................           3.5              6.4                 3.4              6.2
Net assets, end of period (000) .......................   $     8,601      $     6,305         $       663      $       423
Ratio of operating expenses to average net assets
  (%)(c)(d) ...........................................          0.55             0.55                0.80             0.80
Ratio of net investment income to average net assets
  (%)(c) ..............................................          6.71             6.38                6.47             6.13
Portfolio turnover rate (%)(a) ........................            32              119                  32              119
The ratios of expenses to average net assets without
  giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements
  would have been (%)(c) ..............................          2.27             3.66                5.64            14.56
Without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements net investment income per share would
  have been (e) .......................................   $      0.38      $      0.29         $      0.12      $     (0.50)

   *  For the nine months ended September 30, 1998.
  **  Commencement of fund operations on January 2, 1997.
 (a)  Periods less than one year are not annualized.
 (b)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
 (c)  Annualized for periods less than one year.
 (d)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
 (e)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

-------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Year Ended December 31,

                                                                             INVESTMENT GRADE BOND FUND
                                                           ---------------------------------------------------------------
                                                                  INSTITUTIONAL
                                                                      CLASS                           RETAIL CLASS
                                                           ----------------------------       ----------------------------
                                                             1998*            1997**              1998*            1997**
                                                          -----------      -----------         -----------      -----------
Net asset value, beginning of period ..................   $     10.59      $     10.00         $     10.59      $     10.00
                                                          -----------      -----------         -----------      -----------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss) ........................          0.52             0.65                0.48             0.62(e)
  Net realized and unrealized gain (loss) on
    investments .......................................         (0.50)            0.77               (0.49)            0.78
                                                          -----------      -----------         -----------      -----------
    Total from investment operations ..................          0.02             1.42               (0.01)            1.40
                                                          -----------      -----------         -----------      -----------
LESS DISTRIBUTIONS --
  Dividends from net investment income ................         (0.33)           (0.63)              (0.31)           (0.62)
  Distributions in excess of net investment income ....          0.00            (0.08)               0.00            (0.07)
  Distributions from net realized capital gains .......          0.00            (0.12)               0.00            (0.12)
                                                          -----------      -----------         -----------      -----------
    Total distributions ...............................         (0.33)           (0.83)              (0.31)           (0.81)
                                                          -----------      -----------         -----------      -----------
Net asset value, end of period ........................   $     10.28      $     10.59         $     10.27      $     10.59
                                                          ===========      ===========         ===========      ===========
Total return (%)(a)(b) ................................           0.0             14.5                (0.2)            14.3
Net assets, end of period (000) .......................   $     2,778      $     2,445         $     1,743      $       862
Ratio of operating expenses to average net assets
  (%)(c)(d) ...........................................          0.55             0.55                0.80             0.80
Ratio of net investment income to average net assets
  (%)(c) ..............................................          6.68             6.74                6.43             6.51
Portfolio turnover rate (%)(a) ........................            48              112                  48              112
The ratios of expenses to average net assets without
  giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements
  would have been (%)(c) ..............................          4.19             7.59                5.25            10.95
Without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements net investment income per share would
  have been ...........................................   $      0.24      $     (0.03)        $      0.15      $     (0.31)(e)

  *  For the nine months ended September 30, 1998.
 **  Commencement of fund operations on January 2, 1997.
(a)  Periods less than one year are not annualized.
(b)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

-------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Year Ended December 31,

                                                                      MUNICIPAL BOND FUND
                                                                    -----------------------
                                                                      INSTITUTIONAL CLASS
                                                                    -----------------------
                                                                             1998*
                                                                    -----------------------
Net asset value, beginning of period .............................         $   11.70
                                                                           ---------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss) ...................................              0.40
  Net realized and unrealized gain (loss) on investments .........              0.27
                                                                           ---------
    Total from investment operations .............................              0.67
                                                                           ---------
LESS DISTRIBUTIONS --
  Dividends from net investment income ...........................             (0.40)
  Distributions from net realized capital gains ..................             (0.01)
                                                                           ---------
    Total distributions ..........................................             (0.41)
                                                                           ---------
Net asset value, end of period ...................................         $   11.96
                                                                           =========
Total return (%)(a)(b) ...........................................               5.9
Net assets, end of period (000) ..................................         $  10,056
Ratio of operating expenses to average net assets (%)(c)(d) ......              0.60
Ratio of net investment income to average net assets (%)(c) ......              4.62
Portfolio turnover rate (%)(a) ...................................                30
The ratios of expenses to average net assets without
  giving effect to the voluntary expense limitations described
  in Note 3 to the Financial Statements would have been (%)(c) ...              1.70
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been ....................         $    0.31

  *  For the nine months ended September 30, 1998.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

-------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

                               MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
                               INSTITUTIONAL CLASS
-------------------------------------------------------------------------------

    1997            1996             1995             1994             1993
-----------     -----------      -----------      -----------      -----------
$     11.29     $     11.53      $     10.41      $     11.54      $     10.95
-----------     -----------      -----------      -----------      -----------

       0.56            0.52             0.52             0.52             0.51
       0.51           (0.15)            1.16            (1.13)            0.74
-----------     -----------      -----------      -----------      -----------
       1.07            0.37             1.68            (0.61)            1.25
-----------     -----------      -----------      -----------      -----------

      (0.56)          (0.52)           (0.52)           (0.52)           (0.51)
      (0.10)          (0.09)           (0.04)            0.00            (0.15)
-----------     -----------      -----------      -----------      -----------
      (0.66)          (0.61)           (0.56)           (0.52)           (0.66)
-----------     -----------      -----------      -----------      -----------
$     11.70     $     11.29      $     11.53      $     10.41      $     11.54
===========     ===========      ===========      ===========      ===========
        9.8             3.3             16.5             (5.4)            11.6
$     8,752     $     8,701      $     7,961      $     7,270      $     5,160
       0.60            1.00             1.00             1.00             1.00
       4.90            4.61             4.72             4.79             4.50
         50              38               41               28               36

       1.80            2.31             2.02             2.37             3.22

$      0.42     $      0.37      $      0.41      $      0.37      $      0.26

-------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Year Ended December 31,

                                                                                SHORT-TERM
                                                                                 BOND FUND
                                                                      -------------------------------
                                                                               INSTITUTIONAL
                                                                                   CLASS
                                                                      -------------------------------
                                                                            1998*             1997
                                                                         -----------      -----------
Net asset value, beginning of period ...........................         $      9.75      $      9.70
                                                                         -----------      -----------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss) .................................                0.44             0.61
  Net realized and unrealized gain (loss) on investments .......                0.21             0.06
                                                                         -----------      -----------
    Total from investment operations ...........................                0.65             0.67
                                                                         -----------      -----------
LESS DISTRIBUTIONS --
  Dividends from net investment income .........................               (0.44)           (0.62)
                                                                         -----------      -----------
Net asset value, end of period .................................         $      9.96      $      9.75
                                                                         ===========      ===========
Total return (%)(a)(b) .........................................                 6.8              7.1
Net assets, end of period (000) ................................         $    27,288      $    18,792
Ratio of operating expenses to average net assets (%)(c)(d) ....                0.50             0.50
Ratio of net investment income to average net assets (%)(c) ....                5.94             6.34
Portfolio turnover rate (%)(a) .................................                  47               91
The ratios of expenses to average net assets without giving effect to the voluntary expense limitations described in Note 3 to the
  Financial Statements would have been (%)(c) ..................                0.83             1.19
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net investment
  income per share would have been .............................         $      0.41      $      0.55

  *  For the nine months ended September 30, 1998.
 **  From commencement of class operations on January 2, 1997.
(a)  Periods less than one year are not annualized.
(b)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

-------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

                                      SHORT-TERM BOND FUND
-----------------------------------------------------------------------------------------------
                    INSTITUTIONAL CLASS                                   RETAIL CLASS
-------------------------------------------------------------      ----------------------------
   1996            1995             1994             1993             1998*            1997**
-----------     -----------      -----------      -----------      -----------      -----------
$      9.81     $      9.46      $      9.95      $      9.87      $      9.75      $      9.70
-----------     -----------      -----------      -----------      -----------      -----------

       0.55            0.63             0.66             0.59             0.42             0.59
      (0.11)           0.35            (0.49)            0.08             0.21             0.06
-----------     -----------      -----------      -----------      -----------      -----------
       0.44            0.98             0.17             0.67             0.63             0.65
-----------     -----------      -----------      -----------      -----------      -----------

      (0.55)          (0.63)           (0.66)           (0.59)           (0.42)           (0.60)
-----------     -----------      -----------      -----------      -----------      -----------
$      9.70     $      9.81      $      9.46      $      9.95      $      9.96      $      9.75
===========     ===========      ===========      ===========      ===========      ===========
        4.7            10.6              1.8              7.0              6.6              6.9
$    18,229     $    26,039      $    19,440      $    15,226      $       773      $       285
       1.00            1.00             1.00             1.00             0.75             0.75
       5.69            6.46             6.88             5.97             5.66             6.04
        120             214               34               81               47               91

       1.17            1.03             1.33             1.55             6.00            17.77

$      0.53     $      0.62      $      0.63      $      0.54      $      0.03      $     (1.08)

-------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Year Ended December 31,

                                                                        U.S. GOVERNMENT
                                                                        SECURITIES FUND
                                                                    -----------------------
                                                                      INSTITUTIONAL CLASS
                                                                    -----------------------
                                                                             1998*
                                                                    -----------------------
Net asset value, beginning of period .............................         $   10.70
                                                                           ---------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss) ...................................              0.43
  Net realized and unrealized gain (loss) on investments .........              0.58
                                                                           ---------
    Total from investment operations .............................              1.01
                                                                           ---------
LESS DISTRIBUTIONS --
  Dividends from net investment income ...........................             (0.30)
  Distributions from net realized capital gains ..................              0.00
                                                                           ---------
    Total distributions ..........................................             (0.30)
                                                                           ---------
Net asset value, end of period ...................................         $   11.41
                                                                           =========
Total return (%)(a)(b) ...........................................               9.6
Net assets, end of period (000) ..................................         $  29,246
Ratio of operating expenses to average net assets (%)(c)(d) ......              0.60
Ratio of net investment income to average net assets (%)(c) ......              5.61
Portfolio turnover rate (%)(a) ...................................                84
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%)(c) ......              0.97
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been ....................         $    0.40

  *  For the nine months ended September 30, 1998.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

-------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

                        U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------
                              INSTITUTIONAL CLASS
-------------------------------------------------------------------------------
   1997            1996             1995             1994             1993
-----------     -----------      -----------      -----------      -----------
$     10.08     $     10.64      $      9.22      $     10.53      $     10.45
-----------     -----------      -----------      -----------      -----------

       0.63            0.68             0.66             0.64             0.64
       0.61           (0.57)            1.42            (1.30)            1.00
-----------     -----------      -----------      -----------      -----------
       1.24            0.11             2.08            (0.66)            1.64
-----------     -----------      -----------      -----------      -----------

      (0.62)          (0.67)           (0.66)           (0.65)           (0.65)
       0.00            0.00             0.00             0.00            (0.91)
-----------     -----------      -----------      -----------      -----------
      (0.62)          (0.67)           (0.66)           (0.65)           (1.56)
-----------     -----------      -----------      -----------      -----------
$     10.70     $     10.08      $     10.64      $      9.22      $     10.53
===========     ===========      ===========      ===========      ===========
       12.7             1.3             23.0             (6.3)            15.7
$    17,668     $    14,192      $    19,499      $    17,341      $    18,317
       0.60            1.00             1.00             1.00             1.00
       6.29            6.23             6.47             6.60             5.95
        156             137              169              242              277

       1.23            1.19             1.22             1.22             1.29

$      0.57     $      0.66      $      0.64      $      0.62      $      0.61

--------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SEPTEMBER 30, 1998

1. The Loomis Sayles Funds is comprised of seventeen no-load mutual funds (the "Funds").

Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

The Trust includes the following Funds:

Fixed Income Funds                                 Equity Funds
------------------                                 ------------
Loomis Sayles Bond Fund                            Loomis Sayles Core Value Fund
Loomis Sayles Global Bond Fund                     Loomis Sayles Growth Fund
Loomis Sayles High Yield Fund                      Loomis Sayles International Equity Fund
Loomis Sayles Intermediate Maturity Bond Fund      Loomis Sayles Mid-Cap Growth Fund
Loomis Sayles Investment Grade Bond Fund           Loomis Sayles Mid-Cap Value Fund
Loomis Sayles Municipal Bond Fund                  Loomis Sayles Small Cap Growth Fund
Loomis Sayles Short-Term Bond Fund                 Loomis Sayles Small Cap Value Fund
Loomis Sayles U.S. Government Securities Fund      Loomis Sayles Strategic Value Fund
                                                   Loomis Sayles Worldwide Fund

The Fixed Income Funds (excluding the Municipal Bond and U.S. Government Securities Funds which only offer Institutional shares) offer Institutional and Retail Class shares, each of which has equal pro rata interest in the assets of the relevant fund and general voting privileges. Retail and Institutional Classes differ with respect to distribution and certain other class-specific expenses and expense reductions. Retail Class shares are subject to distribution fees at an annual rate of 0.25% of the relevant class' average net assets, pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940. Retail Class shares have exclusive voting rights with respect to its distribution plan.

On January 2, 1998, the Bond Fund commenced operations of an additional class of shares ("Admin Class"). Each class has equal pro rata interest in the assets of the relevant fund and general voting privileges. These shares are subject to distribution fees at an annual rate of 0.25% of the Fund's average net assets, pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, and to service and account maintenance fees at an annual rate of 0.25% of the Fund's average daily net assets attributable to the Admin Class. Admin Class shares have exclusive voting rights with respect to its distribution plan.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Effective September 30, 1998, the Board of Trustees approved a change in the fiscal year end of the Funds to September 30, 1998. Certain amounts in the Statements of Operations and Statements of Changes in Net Assets for prior periods have been reclassified to conform to current period presentations. The following summarizes the significant accounting policies of the Fixed Income Funds:

A.  SECURITY VALUATION --   Long-term debt securities for which quotations are
readily available are valued by a pricing service, as approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Municipal debt securities are valued by a pricing service, as approved by the Board of Trustees, which generally uses a computerized matrix system or dealer supplied quotations that consider market transactions for comparable securities. Equity securities for which quotations are readily available are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B.  REPURCHASE AGREEMENTS --   The Funds may engage in repurchase agreement
transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS -- The books and records of each of the Funds (including those Funds that invest in foreign securities) are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities are translated at contractual currency exchange rates established at the time of the trade. Income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of securities held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses from the sale of short-term securities and holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, sales and maturities of forward foreign currency exchange contracts, and the difference between the amounts of daily interest accruals on the books of the Funds and the amounts actually received resulting from changes in exchange rates on the payable date.

Certain funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency exchange contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of foreign currency exchange contracts is included in the cost basis of the associated investment.

Each Fund (except the Municipal Bond and U.S. Government Securities Funds) may purchase securities of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Each Fund that may invest in foreign securities may enter into forward foreign currency exchange contracts to protect securities against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward currency exchange rate and the change in market value is recorded as unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 1998, the Global Bond Fund had the following open forward foreign currency exchange contracts:

                                                 Local         Aggregate                         Unrealized
                                Delivery       Currency           Face           Total          Appreciation
                                  Date          Amount           Amount          Value         (Depreciation)
                                --------       --------        ---------         -----         --------------
Deutsche Mark (sell)             1/21/99        4,300,000      $2,512,269      $2,588,788        $ (76,519)
Japanese Yen (sell)             11/30/98       40,560,000         281,413         299,845          (18,432)
Japanese Yen (buy)              11/30/98       35,560,000         265,462         262,881           (2,581)
Japanese Yen (sell)              2/26/99      145,000,000       1,033,794       1,085,286          (51,492)
                                                                                                 ---------
                                                                                                 $(149,024)
                                                                                                 =========

E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES -- Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issues, step bonds and payment in kind bonds are accreted according to the effective interest method. Interest income on the Municipal Bond Fund is decreased by the amortization of premium. Premiums are amortized using the yield to maturity method. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed are apportioned among the Funds based on relative net assets.

Investment income, realized and unrealized gains and losses, and the common expenses of the fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution and certain other class specific fees and expense reductions.

F. WHEN-ISSUED SECURITIES -- Each Fund may purchase securities on a when-issued basis. Securities purchased on a when-issued basis are purchased for delivery beyond the normal settlement period at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. Each Fund instructs the custodian to establish a segregated account in which it maintains liquid assets at least equal to the amount of its when-issued purchase commitments. Purchasing securities on a when-issued basis may involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. At September 30, 1998, the Funds had no such commitments.

G. FEDERAL INCOME TAXES -- Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

At September 30, 1998, the Funds listed below had available capital loss carryforwards. These realized losses are intended to be used to offset future net capital gains.

Fund                                                            Amount
----                                                            ------
Short-Term Bond Fund ...................................      $390,181*
U.S. Government Securities Fund ........................       402,587**

 *$101,591 and $288,590 will expire on September 30, 2002 and 2004, respectively.
**$402,587 will expire on September 30, 2004.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Municipal Bond Fund and Short-Term Bond Fund declare dividends daily to shareholders of record at the time and pay dividends monthly. The Bond, High Yield, Intermediate Maturity Bond, Investment Grade Bond and U.S. Government Securities Funds declare and pay their net investment income quarterly. The Global Bond Fund declares and pays its net investment income to shareholders annually. Distributions from net realized capital gains are declared and paid on an annual basis by all of the funds. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for litigation proceeds, foreign currency transactions, capital loss carryforwards, non-deductible organization costs, deferred losses due to wash sales, excise tax regulations and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Dividends from net investment income are determined on a class level. Capital gains are determined on a Fund level.

I.  REDEMPTION FEES --   Shares held in the High Yield Fund less than one year
are subject to a redemption fee equal to 2% of the amount redeemed. For the nine months ended September 30, 1998, the redemption fees amounted to $6,700 and $6,617 for the Institutional and Retail Classes, respectively.

J. ORGANIZATION EXPENSE AND DEFERRED REGISTRATION COSTS -- Amortization of initial registration costs incurred in 1996 and 1997 related to commencement of new Funds and/or classes were amortized over 12 months. Organization costs incurred by the High Yield Fund are being amortized over 60 months.

2. PURCHASES AND SALES OF SECURITIES -- (excluding short-term investments) for each Fund for the nine months ended September 30, 1998 were as follows:

                                                                            Purchases
                                                                ----------------------------------
                                                                U.S. Government          Other
                                                                ---------------          -----
Bond Fund ...................................................      $150,202,032      $525,082,756
Global Bond Fund ............................................           298,072        13,353,856
High Yield Fund .............................................           696,047         7,441,647
Intermediate Maturity Bond Fund .............................         1,671,347         3,789,452
Investment Grade Bond Fund ..................................           553,306         2,758,836
Municipal Bond Fund .........................................           952,000         2,910,769
Short-Term Bond Fund ........................................        15,775,184         3,792,285
U.S. Government Securities Fund .............................        28,747,530                 0

                                                                              Sales
                                                                ----------------------------------
                                                                U.S. Government          Other
                                                                ---------------          -----
Bond Fund ...................................................      $174,818,953      $175,282,623
Global Bond Fund ............................................                 0         9,033,327
High Yield Fund .............................................           715,559         2,730,909
Intermediate Maturity Bond Fund .............................         1,610,714           986,011
Investment Grade Bond Fund ..................................           868,559           980,239
Municipal Bond Fund .........................................           955,328         1,770,140
Short-Term Bond Fund ........................................         7,785,978         3,425,291
U.S. Government Securities Fund .............................        18,411,388                 0

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- For the nine months ended September 30, 1998, the Funds incurred management fees payable to Loomis Sayles. Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by NVEST, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company. Separate management agreements for each Fund in effect during the nine months ended September 30, 1998 provided for fees at the following annual percentage rate of each Fund's average daily net assets indicated below. Loomis Sayles voluntarily agreed, for an indefinite period, to reduce its advisory fees and/ or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund to the following percentage rate of the Fund's average daily net assets:

                                                                         Maximum Expense Ratios
                                                                  ------------------------------------
                                                  Management      Institutional      Retail      Admin
      Fund                                           Fees             Class          Class       Class
      ----                                        ----------      -------------      -----       -----
Bond Fund ....................................      0.60%             0.75%          1.00%       1.25%
Global Bond Fund .............................      0.60%             0.90%          1.15%         --
High Yield Fund ..............................      0.60%             0.75%          1.00%         --
Intermediate Maturity Bond Fund ..............      0.40%             0.55%          0.80%         --
Investment Grade Bond Fund ...................      0.40%             0.55%          0.80%         --
Municipal Bond Fund ..........................      0.40%             0.60%            --          --
Short-Term Bond Fund .........................      0.25%             0.50%          0.75%         --
U.S. Government Securities Fund ..............      0.40%             0.60%            --          --

Loomis Sayles may change or terminate these voluntary agreements at any time, but the relevant prospectus would be supplemented at the time to describe the change.

A. TRUSTEES FEES AND EXPENSES -- The Trust does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis Sayles, The New England or their affiliates. Each independent trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year, plus travel expenses for each meeting attended.

B. SHAREHOLDERS -- At September 30, 1998, Loomis Sayles held 113,817 shares of the Investment Grade Bond Fund. In addition, Loomis Sayles Funded Pension Plan and Trust and the Loomis Sayles & Company Incorporated, Employees Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                                                         Profit
                                                          Pension        Sharing
                                                           Plan           Plan
                                                          -------        -------
Bond Fund ............................................    683,281        955,007
Global Bond Fund .....................................    641,305        213,173
High Yield Fund ......................................          0        237,018
Intermediate Maturity Bond Fund ......................    313,522        137,326
Investment Grade Bond Fund ...........................          0         54,525
Short-Term Bond Fund .................................      3,047        322,032
U.S. Government Securities Fund ......................    742,734        519,509

C. ADMINISTRATIVE FEES -- Through May 31, 1997, New England Funds, L.P. (a subsidiary of New England Investment Companies) performed certain administrative, accounting and other services for the Trust. The expenses of those services, which were paid by the Trust, include the following: (i) expenses for personnel performing bookeeping, accounting, internal auditing, financial reporting functions and clerical functions relating to the Funds, and (ii) expenses for services required in connection with preparation of registration statements and prospectuses, shareholder reports and reports and questionnaires for SEC compliance. For the period ended May 31, 1997, these expenses amounted to $66,997 for the eight Loomis Sayles Funds presented herein and are included in the financial statements as Administrative fees. Effective June 1, 1997, Loomis Sayles contracted with State Street Bank and Trust Company ("State Street") as Administrator to perform these services.

4. CREDIT RISK -- The Bond Fund may invest up to 35%, the Global Bond and Short-Term Bond Funds each may invest up to 20%, the Intermediate Maturity Bond and the Investment Grade Bond Funds each may invest up to 10%, and the High Yield Fund will normally invest at least 65% of its assets in securities offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities.

5. LINE OF CREDIT -- On March 5, 1998, the Trust entered into an agreement which enables each Fund to borrow under a $25 million unsecured line of credit. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.07% per annum, payable at the end of each calendar quarter, is accrued by the Trust and apportioned among the Funds based on each Fund's average daily unused portion of the line of credit. During the nine months ended September 30, 1998, the Funds had no borrowings under the agreement.

6. CAPITAL STOCK TRANSACTIONS -- The tables below summarize the transactions in Fund shares for the periods indicated:

                                                                 Loomis Sayles Bond Fund
                          --------------------------------------------------------------------------------------------------------
                                 Nine Months Ended                       Year Ended                           Year Ended
                                September 30, 1998                    December 31, 1997                    December 31, 1996
                          ------------------------------       -----------------------------        ------------------------------
Institutional Class
Shares                       Shares            Amount             Shares            Amount             Shares            Amount
-------------------          ------            ------             ------            ------             ------            ------
Issued from the sale
 of shares .............   49,569,713       $643,942,732        63,069,086       $809,023,819        30,770,089       $380,541,907
Issued in connection
 with the reinvestment
 of distributions ......    3,232,707         42,426,449         5,492,835         70,465,752         2,592,881         31,775,376
Redeemed ...............  (32,878,290)      (415,107,300)      (13,902,007)      (177,561,664)      (10,467,220)      (128,158,663)
                          -----------       ------------       -----------       ------------       -----------       ------------
Net change .............   19,924,130       $271,261,881        54,659,914       $701,927,907        22,895,750       $284,158,620
                          ===========       ============       ===========       ============       ===========       ============

Retail Class Shares          Shares            Amount            Shares*            Amount*
-------------------          ------            ------            -------            -------
Issued from the sale
 of shares .............    2,932,181       $ 38,054,173         2,944,758       $ 37,693,272
Issued in connection
 with the
 reinvestment of
 distributions .........      108,877          1,427,318           124,248          1,597,794
Redeemed ...............   (1,247,077)       (15,934,708)         (476,803)        (6,205,606)
                          -----------       ------------       -----------       ------------
Net change .............    1,793,981       $ 23,546,783         2,592,203       $ 33,085,460
                          ===========       ============       ===========       ============

Admin Class Shares**         Shares            Amount
--------------------         ------            ------
Issued from the sale
 of shares .............       56,540       $    710,656
Issued in connection
 with the
 reinvestment of
 distributions .........          273              3,555
Redeemed ...............       (5,555)           (71,476)
                          -----------       ------------
Net change .............       51,258       $    642,735
                          ===========       ============

 *From January 2, 1997 (commencement of class operations).
**From January 2, 1998 (commencement of class operations).

                                                             Loomis Sayles Global Bond Fund
                          --------------------------------------------------------------------------------------------------------
                                 Nine Months Ended                       Year Ended                           Year Ended
                                September 30, 1998                    December 31, 1997                    December 31, 1996
                          ------------------------------       -----------------------------        ------------------------------
Institutional Class Shares   Shares            Amount             Shares            Amount             Shares            Amount
--------------------------   ------            ------             ------            ------             ------            ------
Issued from the sale
 of shares .............      318,651       $  3,936,730           450,349       $  5,703,587         1,525,167       $ 18,653,771
Issued in connection
 with the
 reinvestment of
 distributions .........            0                  0           141,324          1,676,109            92,817          1,145,834
Redeemed ...............     (217,195)        (2,625,824)         (338,278)        (4,226,586)         (375,310)        (4,457,214)
                          -----------       ------------       -----------       ------------       -----------       ------------
Net change .............      101,456       $  1,310,906           253,395       $  3,153,110         1,242,674       $ 15,342,391
                          ===========       ============       ===========       ============       ===========       ============

Retail Class Shares          Shares            Amount            Shares*            Amount*
-------------------          ------            ------            -------            -------
Issued from the sale
 of shares .............      348,774       $  4,233,202           568,889       $  7,115,633
Issued in connection
 with the
 reinvestment of
 distributions .........            0                  0            18,404            218,453
Redeemed ...............     (210,389)        (2,533,545)         (190,528)        (2,420,537)
                          -----------       ------------       -----------       ------------
Net change .............      138,385       $  1,699,657           396,765       $  4,913,549
                          ===========       ============       ===========       ============

*From January 2, 1997 (commencement of class operations).

                                                              Loomis Sayles High Yield Fund
                          --------------------------------------------------------------------------------------------------------
                                 Nine Months Ended                       Year Ended                           Year Ended
                                September 30, 1998                    December 31, 1997                   December 31, 1996**
                          ------------------------------       -----------------------------        ------------------------------
Institutional Class Shares    Shares            Amount             Shares            Amount             Shares            Amount
--------------------------    ------            ------             ------            ------             ------            ------
Issued from the sale
 of shares .............      403,057       $  3,805,612           345,923       $  3,577,772           189,979       $  1,915,483
Issued in connection
 with the
 reinvestment of
 distributions .........       24,997            253,653            41,158            424,573             3,048             30,815
Redeemed ...............     (137,504)        (1,355,726)          (58,540)          (600,500)           (1,234)           (12,581)
                          -----------       ------------       -----------       ------------       -----------       ------------
Net change .............      290,550       $  2,703,539           328,541       $  3,401,845           191,793       $  1,933,717
                          ===========       ============       ===========       ============       ===========       ============

Retail Class Shares        Shares            Amount            Shares*            Amount*
-------------------        ------            ------            -------            -------

Issued from the sale
 of shares .........          518,798       $  5,290,659           343,422       $  3,602,850
Issued in connection
 with the
 reinvestment of
 distributions .....           20,313            204,878            20,171            207,933
Redeemed ...........         (357,083)        (3,384,654)          (53,163)          (558,960)
                              -------       ------------           -------       ------------
Net change .........          182,028       $  2,110,883           310,430       $  3,251,823
                              =======       ============           =======       ============

 *From January 2, 1997 (commencement of class operations).
**From September 11, 1996 (commencement of operations).

                                      Loomis Sayles Intermediate Maturity Bond Fund
                          -------------------------------------------------------------------
                                  Nine Months Ended                       Year Ended
                                 September 30, 1998                   December 31, 1997*
                          ------------------------------       ------------------------------
Institutional Class Shares   Shares            Amount             Shares            Amount
Issued from the sale
  of shares ............      233,463       $  2,368,867           713,449       $  7,196,630
Issued in connection
 with the reinvestment of
 distributions .........       22,897            232,444            26,496            269,072
Redeemed ...............      (30,328)          (303,969)         (111,401)        (1,136,539)
                          -----------       ------------       -----------       ------------
Net change .............      226,032       $  2,297,342           628,544       $  6,329,163
                          ===========       ============       ===========       ============

Retail Class Shares          Shares            Amount             Shares            Amount
-------------------          ------            ------             ------            ------
Issued from the sale
  of shares ............       24,281       $    245,832            40,713       $    419,211
Issued in connection
 with the reinvestment of
 distributions .........        1,478             15,004             1,410             14,327
Redeemed ...............       (1,979)           (19,695)                0                  0
                          -----------       ------------       -----------       ------------
Net change .............       23,780       $    241,141            42,123       $    433,538
                          ===========       ============       ===========       ============

*From January 2, 1997 (commencement of operations).

                                          Loomis Sayles Investment Grade Bond Fund
                          -------------------------------------------------------------------
                                  Nine Months Ended                       Year Ended
                                 September 30, 1998                   December 31, 1997*
                          ------------------------------       ------------------------------
Institutional Class Shares   Shares            Amount             Shares            Amount
--------------------------   ------            ------             ------            ------
Issued from the sale
  of shares ............       83,930       $    899,316           217,283       $  2,218,354
Issued in connection
 with the reinvestment of
 distributions .........        6,974             75,189            14,216            150,066
Redeemed ...............      (51,401)          (544,680)             (689)            (7,042)
                          -----------       ------------       -----------       ------------
Net change .............       39,503       $    429,825           230,810       $  2,361,378
                          ===========       ============       ===========       ============

Retail Class Shares          Shares            Amount             Shares            Amount
-------------------          ------            ------             ------            ------
Issued from the sale
  of shares ............      175,281       $  1,867,621            80,460       $    849,980
Issued in connection
 with the reinvestment of
 distributions .........        3,339             35,976             3,968             42,198
Redeemed ...............      (90,210)          (959,137)           (3,085)           (32,703)
                          -----------       ------------       -----------       ------------
Net change .............       88,410       $    944,460            81,343       $    859,475
                          ===========       ============       ===========       ============

*From January 2, 1997 (commencement of operations).

                                                            Loomis Sayles Municipal Bond Fund
                          --------------------------------------------------------------------------------------------------------
                                 Nine Months Ended                       Year Ended                           Year Ended
                                September 30, 1998                    December 31, 1997                    December 31, 1996
                          ------------------------------       -----------------------------        ------------------------------
Institutional Class Shares   Shares            Amount             Shares            Amount             Shares            Amount
--------------------------   ------            ------             ------            ------             ------            ------
Issued from the sale
 of shares .............      143,442       $  1,678,346           146,945       $  1,692,152           130,141       $  1,455,513
Issued in connection
 with the reinvestment
 of distributions ......       18,995            222,768            29,000            331,863            28,120            315,911
Redeemed ...............      (70,077)          (823,187)         (198,471)        (2,254,718)          (77,656)          (872,674)
                          -----------       ------------       -----------       ------------       -----------       ------------
Net change .............       92,360       $  1,077,927           (22,526)      $   (230,703)           80,605       $    898,750
                          ===========       ============       ===========       ============       ===========       ============

                                                           Loomis Sayles Short-Term Bond Fund
                          --------------------------------------------------------------------------------------------------------
                                 Nine Months Ended                       Year Ended                           Year Ended
                                September 30, 1998                    December 31, 1997                    December 31, 1996
                          ------------------------------       -----------------------------        ------------------------------
Institutional Class Shares   Shares            Amount             Shares            Amount             Shares            Amount
--------------------------   ------            ------             ------            ------             ------            ------
Issued from the sale
 of shares .............    1,356,852       $ 13,272,732         1,184,127       $ 11,497,925         1,283,882       $ 12,426,078
Issued in connection
 with the reinvestment
 of distributions ......       96,022            940,824            94,766            918,722           106,059          1,027,017
Redeemed ...............     (639,795)        (6,265,207)       (1,232,069)       (11,926,660)       (2,163,540)       (20,966,857)
                          -----------       ------------       -----------       ------------       -----------       ------------
Net change .............      813,079       $  7,948,349            46,824       $    489,987          (773,599)      $ (7,513,762)
                          ===========       ============       ===========       ============       ===========       ============

Retail Class Shares          Shares            Amount            Shares*            Amount*
-------------------          ------            ------            -------            -------
Issued from the sale
 of shares .............       82,800       $    812,944            45,040       $    436,711
Issued in connection
 with the reinvestment
 of distributions ......        1,371             13,467             1,073             10,404
Redeemed ...............      (35,738)          (348,869)          (16,930)          (163,198)
                          -----------       ------------       -----------       ------------
Net change .............       48,433       $    477,542            29,183       $    283,917
                          ===========       ============       ===========       ============

*From January 2, 1997 (commencement of class operations).

                                                      Loomis Sayles U.S. Government Securities Fund
                          --------------------------------------------------------------------------------------------------------
                                 Nine Months Ended                       Year Ended                           Year Ended
                                September 30, 1998                    December 31, 1997                    December 31, 1996
                          ------------------------------       -----------------------------        ------------------------------

Institutional Class Shares   Shares            Amount             Shares            Amount             Shares            Amount
-------------------          ------            ------             ------            ------             ------            ------
Issued from the sale
 of shares .............    1,006,132       $ 11,019,527           444,723       $  4,676,742           864,647       $  8,983,613
Issued in connection
 with the reinvestment
 of distributions ......       47,646            517,587            77,074            792,744           129,259          1,274,113
Redeemed ...............     (142,676)        (1,568,841)         (277,818)        (2,799,223)       (1,418,646)       (14,426,898)
                          -----------       ------------       -----------       ------------       -----------       ------------
Net change .............      911,102       $  9,968,273           243,979       $  2,670,263          (424,740)      $ (4,169,172)
                          ===========       ============       ===========       ============       ===========       ============

    1998 U.S. TAX AND DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

A. CAPITAL GAINS DISTRIBUTIONS -- Pursuant to Internal Revenue Section 852(b), the Municipal Bond Fund paid distributions of $11,732, which have been designated as capital gains distributions for the fiscal year ended September 30, 1998.

B. CORPORATE DIVIDENDS RECEIVED DEDUCTION -- For the fiscal year ended September 30, 1998, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

                                                              Qualifying
                                                              Percentage
                                                              ----------

Bond Fund ..............................................        1.17%
High Yield Fund ........................................        3.67%
Investment Grade Bond Fund .............................        4.86%

C. EXEMPT INTEREST DIVIDENDS -- 100% of the dividends paid by the Municipal Bond Fund from net investment income for the nine months ended September 30, 1998, constituted exempt interest dividends for Federal income tax purposes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of the Loomis Sayles Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Fixed Income Funds (consisting of the Loomis Sayles Bond Fund, Global Bond Fund, High Yield Fund, Intermediate Maturity Bond Fund, Investment Grade Bond Fund, Municipal Bond Fund, Short-Term Bond Fund, and U.S. Government Securities Fund) (collectively, the "Funds") at September 30, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statements presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 18, 1998

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

BOARD OF TRUSTEES
--------------------------------------------------------------------------------
Earl W. Foell                                   Terry R. Lautenbach
Daniel J. Fuss                                  Michael T. Murray
Richard S. Holway

OFFICERS
--------------------------------------------------------------------------------

President
Daniel J. Fuss

Executive Vice President                        Treasurer
Robert J. Blanding                              Mark W. Holland

Vice Presidents                                 Assistant Treasurers
James L. Carroll                                Philip R. Murray
Jerome A. Castellini                            Nicholas H. Palmerino
Mary C. Champagne
E. John deBeer                                  Secretary
Paul H. Drexler                                 Sheila M. Barry
William H. Eigen, Jr.
Christopher R. Ely                              Assistant Secretary
Quentin P. Faulkner                             Bonnie S. Thompson
Philip C. Fine
Kathleen C. Gaffney
Isaac H. Green
Dean A. Gulis
Martha F. Hodgman
John Hyll
Jeffrey L. Meade
Kent P. Newmark
Scott S. Pape
Jeffrey C. Petherick
Lauren B. Pitalis
Philip J. Schettewi
David L. Smith
Sandra P. Tichenor
Jeffrey W. Wardlow
Gregg D. Watkins
Anthony J. Wilkins
John F. Yeager III

INVESTMENT ADVISER
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111

TRANSFER AND DIVIDEND PAYING AGENT AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8314
Boston, Massachusetts 02266

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109


This report has been prepared for the shareholders of the Funds and is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by an effective prospectus.